UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Emerging Markets Debt Fund

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2021

Eaton Vance

Emerging Markets Debt Fund

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2020, was dominated by a black swan event: the outbreak of a new coronavirus in China that became known as COVID-19. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Credit markets along with equity markets plunged in value amid unprecedented volatility.

Emerging market (EM) economies were particularly hard-hit as many workers in those nations could not work remotely and were part of an informal economy with few government supports. In contrast with developed nations where many workers shifted to working safely from home, most workers in EMs faced the choice of going to work despite COVID-19, or losing their income. Oil-exporting EM nations suffered the additional shock of plunging prices for their exports as demand for transportation fuels slowed to a trickle. Tourism and remittances from family members overseas — additional sources of income for many EM economies — also declined dramatically during the period.

In response to the pandemic slowdown, the U.S. Federal Reserve announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of COVID-19. These actions provided liquidity to the global economy that, in turn, helped calm investment markets and initiated a fixed-income rally that began in April and lasted through most of the summer.

For EM bond issuers specifically, this combination also helped to re-open the market for new debt issues and provide the much-needed ability to refinance maturing bonds. As economies started to emerge from COVID-19 lockdowns, factories resumed production and global market indexes reflected investor optimism.

In September and October, however, the fixed-income rally stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations that seemed to have beaten back the coronavirus during the summer initiated new lockdowns to combat a second wave of infections. In the U.S., coronavirus cases were on the rise in virtually every state. Reflecting an increasingly grim economic outlook for fall and winter, EM fixed-income indexes, along with many of their developed-market counterparts, reported negative returns in September and October.

In the closing months of 2020, however, bonds reversed course again. Joe Biden’s victory in the November U.S. presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials — and the initial distribution of those vaccines in December — boosted investor optimism and powered a global market rally. But in the final month of the period, bond returns turned negative amid concerns over variant strains of the virus as well as an increase in real yields in the U.S.

Nonetheless, the EM debt asset class ended the period solidly in positive territory for the period, although it lagged developed-market returns. For the 12 tumultuous months ended January 31, 2021, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified (the Index), a broad measure of the asset class, returned 2.55%, while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, returned 4.72%.

Fund Performance

For the 12-month period ended January 31, 2021, Eaton Vance Emerging Markets Debt Fund (the Fund) returned 2.81% for Class I shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 2.55%.

On a regional basis, the largest contributors to Fund performance versus the Index were the Fund’s allocations to the Middle East, Eastern Europe, and Asia. In the Middle East, concerns about the potential effects of the nascent COVID-19 outbreak led the Fund to sell its position in Bahrain government bonds in mid-February 2020, after a strong rally during the prior 18 months sparked by fiscal reforms and the repair of relations with Bahrain’s neighbor Saudi Arabia. Prices of Bahraini bonds plunged during the pandemic market downturn, and not owning them in March was a further boost to relative returns. Beginning in April, however, the Fund then acquired an overweight position relative to the Index in Bahraini debt, which subsequently rallied and contributed to Fund performance versus the Index during the period.

In Eastern Europe, the Fund’s overweight position in Ukrainian sovereign debt also helped performance versus the Index. Despite considerable volatility during the period, prices of Ukrainian debt ended the period about where they began, while the debt delivered a notably higher yield than the Index throughout the period. In Asia, not owning Sri Lankan debt, an Index component, contributed to relative returns as well. Sri Lankan debt levels had been high entering the period, and the virtual absence of tourism — a key driver of the nation’s economy — during the pandemic led Sri Lankan bond prices to decline substantially to distressed levels.

In contrast, the Fund’s U.S. duration positioning and exposure to Latin American debt detracted from performance versus the Index. The Fund’s average duration, or sensitivity to interest rate changes, was generally less than that of the Index. As a result, the Fund benefited less than the Index when interest rates declined during the period.

In Latin America, the Fund’s overweight positions in Costa Rican, El Salvadoran and Ecuadorian sovereign debt negatively impacted relative returns. As tourism — a mainstay of the Costa Rican economy — virtually disappeared during the pandemic, the country’s debt declined in value and was sold from the Fund. In El Salvador, a new president elected on a reform platform in 2019 appeared to turn more authoritarian in the face of the pandemic, and El Salvadoran debt lost value and was also sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Management’s Discussion of Fund Performance1 — continued

The Fund’s Ecuador debt position was initiated in early February 2020 in response to an improving political environment. But as falling oil prices during the pandemic hurt Ecuador’s oil-dependent economy, its bonds declined in price and were sold from the Fund. After the bonds subsequently defaulted, the Fund initiated a new Ecuador position in October as the debt was restructured.

As a whole, the Fund’s use of derivatives contributed to returns versus the Index. Interest rate futures and swaps, which were used to manage interest rate exposures, positively impacted performance. Sovereign credit default swaps also contributed to performance versus the Index during the period. However, currency forwards, generally used to hedge euro exposure in the Fund’s euro-denominated holdings, detracted from performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class I at NAV	05/01/2018	05/01/2018	2.81%	—	6.97%

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified	—	—	2.55%	6.88%	6.45%

% Total Annual Operating Expense Ratios[4]					Class I

Gross					2.73%
Net					0.85

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Fund Profile

Asset Allocation (% of net assets)5

Country Allocation (% of net assets)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Class I shares are offered at net asset value (NAV). Total Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 5/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders

Effective April 1, 2021, the portfolio management team for the Fund will be John R. Baur and Michael A. Cirami.

6

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,092.50	$4.47	**	0.85%

Hypothetical*
(5% return per year before expenses)
Class I	$1,000.00	$1,020.90	$4.32	**	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

7

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Portfolio of Investments

Foreign Corporate Bonds — 5.0%
Security		Principal Amount* (000’s omitted)	Value

Brazil — 1.6%

Petrobras Global Finance BV, 6.90%, 3/19/49		120	$144,602

Total Brazil			$144,602

Mexico — 1.4%

Petroleos Mexicanos, 6.75%, 9/21/47		142	$124,270

Total Mexico			$124,270

Vietnam — 2.0%

Debt and Asset Trading Corp., 1.00%, 10/10/25(1)		200	$175,500

Total Vietnam			$175,500

Total Foreign Corporate Bonds (identified cost $404,406)			$444,372

Foreign Government Bonds — 72.9%
Security		Principal Amount* (000’s omitted)	Value

Argentina — 1.2%

Republic of Argentina, 0.125% to 3/15/21, 7/9/35(2)		187	$64,421

Republic of Argentina, 0.125% to 3/15/21, 7/9/41(2)		43	15,695

Republic of Argentina, 0.125% to 3/15/21, 7/9/46(2)		71	24,637

Total Argentina			$104,753

Bahrain — 7.5%

Bahrain Government International Bond, 5.45%, 9/16/32(1)		200	$203,648

Bahrain Government International Bond, 7.00%, 1/26/26(1)		200	231,979

CBB International Sukuk Programme Co., 6.25%, 11/14/24(1)		200	221,344

Total Bahrain			$656,971

Barbados — 2.4%

Government of Barbados, 6.50%, 10/1/29(3)		206	$207,656

Total Barbados			$207,656

Belarus — 2.4%

Republic of Belarus, 6.875%, 2/28/23(1)		200	$208,694

Total Belarus			$208,694

Benin — 2.6%

Benin Government International Bond, 6.875%, 1/19/52(1)	EUR	180	$231,184

Total Benin			$231,184

Security		Principal Amount* (000’s omitted)	Value

Dominican Republic — 5.6%

Dominican Republic, 4.50%, 1/30/30(1)		220	$230,835

Dominican Republic, 5.875%, 1/30/60(1)		250	263,000

Total Dominican Republic			$493,835

Ecuador — 0.7%

Republic of Ecuador, 0.50% to 6/20/21, 7/31/40(1)(2)		182	$62,426

Total Ecuador			$62,426

Egypt — 10.0%

Arab Republic of Egypt, 8.15%, 11/20/59(1)		200	$213,244

Arab Republic of Egypt, 8.50%, 1/31/47(1)		400	441,393

Arab Republic of Egypt, 8.875%, 5/29/50(1)		200	227,108

Total Egypt			$881,745

Ivory Coast — 3.4%

Ivory Coast Government International Bond, 4.875%, 1/30/32(1)	EUR	100	$125,208

Ivory Coast Government International Bond, 6.625%, 3/22/48(1)	EUR	131	172,925

Total Ivory Coast			$298,133

Jamaica — 3.2%

Jamaica Government International Bond, 7.875%, 7/28/45		200	$282,500

Total Jamaica			$282,500

Jordan — 2.6%

Jordan Government International Bond, 7.375%, 10/10/47(1)		200	$228,453

Total Jordan			$228,453

Lebanon — 0.3%

Lebanese Republic, 6.25%, 11/4/24(1)(4)		33	$4,322

Lebanese Republic, 6.40%, 5/26/23(4)		33	4,328

Lebanese Republic, 6.65%, 4/22/24(1)(4)		33	4,363

Lebanese Republic, 6.65%, 11/3/28(1)(4)		14	1,876

Lebanese Republic, 6.85%, 3/23/27(1)(4)		26	3,456

Lebanese Republic, 6.85%, 5/25/29(4)		45	6,007

Lebanese Republic, 7.00%, 12/3/24(4)		15	1,964

Lebanese Republic, 7.00%, 3/20/28(1)(4)		11	1,465

Lebanese Republic, 7.05%, 11/2/35(1)(4)		5	663

Total Lebanon			$28,444

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Mongolia — 2.4%

Mongolia Government International Bond, 5.125%, 4/7/26(1)		200	$214,484

Total Mongolia			$214,484

Philippines — 3.0%

Republic of the Philippines, 2.95%, 5/5/45		255	$264,761

Total Philippines			$264,761

Romania — 9.0%

Romanian Government International Bond, 2.625%, 12/2/40(1)	EUR	13	$16,495

Romanian Government International Bond, 2.75%, 2/26/26(1)	EUR	30	40,312

Romanian Government International Bond, 3.375%, 1/28/50(1)	EUR	177	242,521

Romanian Government International Bond, 3.624%, 5/26/30(1)	EUR	50	72,367

Romanian Government International Bond, 4.625%, 4/3/49(1)	EUR	261	425,710

Total Romania			$797,405

Suriname — 1.5%

Republic of Suriname, 9.25%, 10/26/26(1)		205	$134,623

Total Suriname			$134,623

Turkey — 2.6%

Republic of Turkey, 7.625%, 4/26/29		200	$231,179

Total Turkey			$231,179

Ukraine — 10.1%

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(1)(3)(5)		144	$163,054

Ukraine Government International Bond, 9.75%, 11/1/28(1)		600	729,783

Total Ukraine			$892,837

United Arab Emirates — 2.4%

Abu Dhabi Government International Bond, 3.125%, 9/30/49(1)		200	$210,196

Total United Arab Emirates			$210,196

Total Foreign Government Bonds (identified cost $5,811,940)			$6,430,279

Sovereign Loans — 9.0%
Borrower	Principal Amount (000’s omitted)	Value

Kenya — 3.3%

Government of Kenya, Term Loan, 6.71%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(6)	$293	$294,984

Total Kenya		$294,984

Nigeria — 2.4%

Bank of Industry Limited, Term Loan, 6.22%, (3 mo. USD LIBOR + 6.00%), Maturing December 14, 2023(6)(7)	$205	$207,334

Total Nigeria		$207,334

Tanzania — 3.3%

Government of the United Republic of Tanzania, Term Loan, 5.46%, (6 mo. USD LIBOR + 5.20%), Maturing May 23, 2023(6)	$286	$288,080

Total Tanzania		$288,080

Total Sovereign Loans (identified cost $781,308)		$790,398

Short-Term Investments — 5.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(8)	499,206	$499,206

Total Short-Term Investments (identified cost $499,206)		$499,206

Total Investments — 92.5% (identified cost $7,496,860)		$8,164,255

Other Assets, Less Liabilities — 7.5%		$658,487

Net Assets — 100.0%		$8,822,742

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At January 31, 2021, the aggregate value of these securities is $5,502,631 or 62.4% of the Fund’s net assets.

(2)	Step coupon security. Interest rate represents the rate in effect at January 31, 2021.

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Portfolio of Investments — continued

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2021, the aggregate value of these securities is $370,710 or 4.2% of the Fund’s net assets.

(4)	Issuer is in default with respect to interest payments.

(5)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(6)	Variable rate security. The stated interest rate represents the rate in effect at January 31, 2021.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2021.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	171,832	USD	208,759	2/2/21	$(232)

EUR	130,000	USD	158,045	2/2/21	(284)

EUR	130,000	USD	158,029	3/2/21	(268)

USD	157,937	EUR	130,000	2/2/21	176

USD	208,902	EUR	171,832	2/2/21	376

USD	208,880	EUR	171,832	3/2/21	226

					$(6)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	712,749	EUR	578,427	Standard Chartered Bank	2/8/21	$10,710	$—

USD	291,470	EUR	236,540	Standard Chartered Bank	2/8/21	4,380	—

USD	171,511	EUR	139,188	Standard Chartered Bank	2/8/21	2,577	—

USD	96,864	EUR	80,000	UBS AG	2/8/21	—	(232)

						$17,667	$(232)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. Long Treasury Bond	1	Long	3/22/21	$168,719	$(96)

U.S. Ultra-Long Treasury Bond	8	Long	3/22/21	1,637,750	(53,424)

Euro-Bobl	(1)	Short	3/8/21	(164,133)	11

Euro-Bund	(4)	Short	3/8/21	(860,407)	903

					$(52,606)

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	19	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	$(1,804)	$—	$(1,804)

EUR	19	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	(1,866)	—	(1,866)

EUR	5	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(485)	—	(485)

EUR	16	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(1,557)	—	(1,557)

EUR	8	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/14/50	(814)	—	(814)

EUR	7	Receives	6-month EURIBOR (pays semi-annually)	0.34% (pays annually)	2/20/50	(583)	—	(583)

EUR	58	Receives	6-month EURIBOR (pays semi-annually)	0.32% (pays annually)	2/21/50	(4,392)	—	(4,392)

EUR	62	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	(3,375)	—	(3,375)

EUR	16	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	(571)	—	(571)

EUR	49	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	(104)	—	(104)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.55% (pays semi-annually)	3/12/23	(1,864)	—	(1,864)

USD	1,605	Pays	3-month USD-LIBOR (pays quarterly)	0.61% (pays semi-annually)	3/16/25	16,734	—	16,734

USD	169	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/12/25	601	—	601

USD	147	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(9,586)	—	(9,586)

USD	140	Receives	3-month USD-LIBOR (pays quarterly)	0.57% (pays semi-annually)	4/17/27	928	—	928

USD	209	Pays	3-month USD-LIBOR (pays quarterly)	2.34% (pays semi-annually)	5/17/29	24,230	—	24,230

USD	438	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(40,367)	126	(40,241)

USD	150	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	4/17/30	4,576	—	4,576

USD	10	Receives	3-month USD-LIBOR (pays quarterly)	0.74% (pays semi-annually)	6/18/30	296	—	296

USD	95	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(28,979)	(47)	(29,026)

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	121	Receives	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	5/17/49	$(28,048)	$14,178	$(13,870)

USD	99	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	(1,940)	—	(1,940)

USD	7	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	(219)	—	(219)

USD	110	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	(7,910)	—	(7,910)

USD	37	Receives	3-month USD-LIBOR (pays quarterly)	1.97% (pays semi-annually)	11/15/49	(3,493)	—	(3,493)

USD	130	Receives	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/30/50	23,649	—	23,649

USD	160	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	4/29/50	29,725	—	29,725

USD	50	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	5/26/50	8,102	—	8,102

USD	100	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/17/50	15,272	—	15,272

Total						$(13,844)	$14,257	$413

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$130	1.00% (pays quarterly)(1)	12/20/25	1.72%	$(4,298)	$6,787	$2,489

Colombia	275	1.00% (pays quarterly)(1)	12/20/25	1.13	(1,359)	4,175	2,816

Indonesia	320	1.00% (pays quarterly)(1)	12/20/25	0.76	4,055	—	4,055

Mexico	290	1.00% (pays quarterly)(1)	12/20/30	1.56	(14,278)	14,658	380

South Africa	150	1.00% (pays quarterly)(1)	6/20/21	0.50	477	685	1,162

Turkey	137	1.00% (pays quarterly)(1)	6/20/21	1.35	(26)	2,540	2,514

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection (continued)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Turkey	$90	1.00% (pays quarterly)(1)	6/20/25	2.98%	$(7,210)	$14,122	$6,912

Total	$1,392				$(22,639)	$42,967	$20,328

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At January 31, 2021, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $1,392,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

EUR	–	Euro

USD	–	United States Dollar

13	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Statement of Assets and Liabilities

Assets	January 31, 2021

Unaffiliated investments, at value (identified cost, $6,997,654)	$7,665,049

Affiliated investment, at value (identified cost, $499,206)	499,206

Deposits for derivatives collateral —

Financial futures contracts	81,673

Centrally cleared derivatives	491,743

Foreign currency, at value (identified cost, $41,238)	41,191

Interest receivable	138,721

Dividends receivable from affiliated investment	28

Receivable for investments sold	591,908

Receivable for variation margin on open centrally cleared derivatives	11,401

Receivable for open forward foreign currency exchange contracts	17,667

Receivable from affiliate	5,319

Total assets	$9,543,906

Liabilities

Payable for investments purchased	$394,913

Payable for variation margin on open financial futures contracts	9,912

Payable for open forward foreign currency exchange contracts	232

Due to custodian	204,998

Payable to affiliate:

Investment adviser and administration fee	4,890

Accrued expenses	106,219

Total liabilities	$721,164

Net Assets	$8,822,742

Sources of Net Assets

Paid-in capital	$8,620,718

Distributable earnings	202,024

Total	$8,822,742

Class I Shares

Net Assets	$8,822,742

Shares Outstanding	852,310

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.35

14	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Statement of Operations

Investment Income	Year Ended January 31, 2021

Interest	$480,012

Dividends from affiliated investment	2,634

Total investment income	$482,646

Expenses

Investment adviser and administration fee	$54,610

Trustees’ fees and expenses	937

Custodian fee	94,481

Transfer and dividend disbursing agent fees	478

Legal and accounting services	60,827

Printing and postage	12,493

Registration fees	23,784

Interest expense	754

Miscellaneous	11,122

Total expenses	$259,486

Deduct —

Allocation of expenses to affiliate	$187,115

Total expense reductions	$187,115

Net expenses	$72,371

Net investment income	$410,275

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(461,640)

Investment transactions — affiliated investment	(19)

Financial futures contracts	484,385

Swap contracts	(280,332)

Foreign currency transactions	(3,760)

Forward foreign currency exchange contracts	(101,078)

Net realized loss	$(362,444)

Change in unrealized appreciation (depreciation) —

Investments	$85,571

Investments — affiliated investment	(35)

Financial futures contracts	(144,808)

Swap contracts	140,921

Foreign currency	372

Forward foreign currency exchange contracts	17,100

Net change in unrealized appreciation (depreciation)	$99,121

Net realized and unrealized loss	$(263,323)

Net increase in net assets from operations	$146,952

15	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$410,275	$421,165

Net realized gain (loss)	(362,444)	40,324

Net change in unrealized appreciation (depreciation)	99,121	728,203

Net increase in net assets from operations	$146,952	$1,189,692

Distributions to shareholders —

Class I	$(446,396)	$(562,574)

Total distributions to shareholders	$(446,396)	$(562,574)

Transactions in shares of beneficial interest —

Proceeds from sale of shares	$1,796,027	$23,743

Net asset value of shares issued to shareholders in payment of distributions declared	32,636	654

Cost of shares redeemed	(1,236,464)	—

Net increase in net assets from Fund share transactions	$592,199	$24,397

Net increase in net assets	$292,755	$651,515

Net Assets

At beginning of year	$8,529,987	$7,878,472

At end of year	$8,822,742	$8,529,987

16	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Financial Highlights

	Class I
	Year Ended January 31,			Period Ended January 31, 2019(1)
	2021		2020

Net asset value — Beginning of period	$10.620		$9.840	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.476		$0.526	$0.286

Net realized and unrealized gain (loss)	(0.229)		0.956	(0.151)

Total income from operations	$0.247		$1.482	$0.135

Less Distributions

From net investment income	$(0.517)		$(0.577)	$(0.219)

From net realized gain	—		(0.125)	(0.076)

Total distributions	$(0.517)		$(0.702)	$(0.295)

Net asset value — End of period	$10.350		$10.620	$9.840

Total Return(3)(4)	2.81%		15.57%	1.34	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,823		$8,530	$7,878

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.86	%(6)	0.85%	0.85	%(7)

Net investment income	4.88%		5.12%	3.92	%(7)

Portfolio Turnover	220%		187%	82	%(5)

(1)	For the period from the start of business, May 1, 2018, to January 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 2.23%, 1.88% and 2.24% of average daily net assets for the years ended January 31, 2021, 2020 and the period ended January 31, 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes interest expense of 0.01% for the year ended January 31, 2021.

(7)	Annualized.

17	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Debt Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers Class I shares, which are sold at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of January 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

18

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value

19

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements — continued

of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31,
	2021	2020

Ordinary income	$446,396	$510,625

Long-term capital gains	$—	$51,949

As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$13,564

Deferred capital losses	$(410,899)

Net unrealized appreciation	$599,359

At January 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $410,899 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2021, $410,899 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,581,269

Gross unrealized appreciation	$657,666

Gross unrealized depreciation	(58,985)

Net unrealized appreciation	$598,681

20

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended January 31, 2021, the investment adviser and administration fee amounted to $54,610 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.85% of the Fund’s average daily net assets for Class I. This agreement may be changed or terminated after May 31, 2021. Pursuant to this agreement, EVM was allocated $187,115 of the Fund’s operating expenses for the year ended January 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2021, EVM earned $120 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $16,608,344 and $15,980,675, respectively, for the year ended January 31, 2021.

5  Shares of Beneficial Interest

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) in one or more series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended January 31,
	2021	2020

Sales	180,018	2,254

Issued to shareholders electing to receive payments of distributions in Fund shares	3,429	63

Redemptions	(134,224)	—

Net increase	49,223	2,317

At January 31, 2021, EVM owned 93.8% of the outstanding shares of the Fund.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2021 is included in the Portfolio of Investments. At January 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return and/or to seek to hedge against fluctuations in currency exchange rates.

21

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements — continued

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At January 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $232. At January 31, 2021, there were no assets pledged by the Fund for such liability.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate		Total

Distributable earnings	$4,532	$778 *	$125,027	*	$130,337

Receivable for open forward foreign currency exchange contracts	—	17,667	—		17,667

Total Asset Derivatives	$4,532	$18,445	$125,027		$148,004

Derivatives not subject to master netting or similar agreements	$4,532	$778	$125,027		$130,337

Total Asset Derivatives subject to master netting or similar agreements	$—	$17,667	$—		$17,667

Distributable earnings	$(27,171)*	$(784)*	$(191,477	)*	$(219,432)

Payable for open forward foreign currency exchange contracts	—	(232)	—		(232)

Total Liability Derivatives	$(27,171)	$(1,016)	$(191,477)		$(219,664)

Derivatives not subject to master netting or similar agreements	$(27,171)	$(784)	$(191,477)		$(219,432)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(232)	$—		$(232)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

22

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of January 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Standard Chartered Bank	$17,667	$—	$—	$—	$17,667

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

UBS AG	$(232)	$—	$—	$—	$(232)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended January 31, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$484,385	$484,385

Swap contracts	22,713	—	(303,045)	(280,332)

Forward foreign currency exchange contracts	—	(101,078)	—	(101,078)

Total	$22,713	$(101,078)	$181,340	$102,975

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$(144,808)	$(144,808)

Swap contracts	4,227	—	136,694	140,921

Forward foreign currency exchange contracts	—	17,100	—	17,100

Total	$4,227	$17,100	$(8,114)	$13,213

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended January 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$4,025,000	$644,000	$1,210,000	$6,314,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

23

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements — continued

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2021.

8  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At January 31, 2021, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $204,998. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at January 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2021. The Fund’s average overdraft advances during the year ended January 31, 2021 were not significant.

9  Investments in Affiliated Funds

At January 31, 2021, the value of the Fund’s investment in affiliated funds was $499,206, which represents 5.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended January 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$589,017	$8,713,387	$(8,803,144)	$(19)	$(35)	$499,206	$2,634	499,206

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Notes to Financial Statements — continued

At January 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Corporate Bonds	$—	$444,372	$—	$444,372

Foreign Government Bonds	—	6,430,279	—	6,430,279

Sovereign Loans	—	790,398	—	790,398

Short-Term Investments	—	499,206	—	499,206

Total Investments	$—	$8,164,255	$—	$8,164,255

Forward Foreign Currency Exchange Contracts	$—	$18,445	$—	$18,445

Futures Contracts	914	—	—	914

Swap Contracts	—	128,645	—	128,645

Total	$914	$8,311,345	$—	$8,312,259

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,016)	$—	$(1,016)

Futures Contracts	(53,520)	—	—	(53,520)

Swap Contracts	—	(165,128)	—	(165,128)

Total	$(53,520)	$(166,144)	$—	$(219,664)

11  Risks and Uncertainties

Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory and administrative agreement. The new investment advisory and administrative agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

25

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Debt Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, May 1, 2018, to January 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, May 1, 2018, to January 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.

163(j) Interest Dividends.  For the fiscal year ended January 31, 2021, the Fund designates 91.97% of distributions from net investment income as a 163(j) interest dividend.

27

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Emerging Markets Debt Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Emerging Markets Debt Fund	Eaton Vance Management	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

28

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

29

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

30

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The

Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered

31

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

32

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

33

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

34

Eaton Vance

Emerging Markets Debt Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

29948    1.31.21

Parametric

Emerging Markets Fund

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2021

Parametric

Emerging Markets Fund

Parametric

Emerging Markets Fund

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Emerging market equities experienced two starkly different performance regimes over 2020. Panicked selling in response to coronavirus fears eventually gave way to optimism that 2021 and beyond would bring a vaccine and a boost to the corporate bottom line. This optimism drove overall markets into positive territory with the MSCI Emerging Markets Index (the Index) ending the 12-month period ended January 31, 2021 up 27.89%.

Looking beyond the aggregate reveals some key trends. From a country perspective, the three largest countries in the Index (China, Taiwan, and Korea) significantly outperformed all of the remaining 24 countries. Smaller countries generally trailed, and in some cases by a significant margin. Many of the energy-producing markets including Russia, Colombia, and Brazil experienced significant declines as oil and many other commodities were hit hard by excess supply and falling demand. In addition, frontier markets experienced broad weakness because many were far less resourced to manage the pandemic.

Fund Performance

For the 12-month period ended January 31, 2021, Parametric Emerging Markets Fund (the Fund) had a total return of 7.23% for Investor Class shares at net asset value, underperforming the Fund’s benchmark, the Index, which had a total return of 27.89% for the same period.

The Fund’s emphasis on diversification via a system of target country weights and systematic rebalancing back to these target weights detracted from relative performance during the period. The diversification targets consistently have the Fund underweight larger countries and overweight smaller countries. The Fund’s emphasis on diversification at the sector level within each country contributed to returns relative to the Index. Finally, frontier countries included in the Fund, but not in the Index, detracted from relative performance, as the Fund held overweight positions to the frontier market countries that underperformed the Index.

An underweight to China detracted from performance relative to the Index, as did the sector diversification process which led to an underweight to consumer discretionary stocks within the country. China’s market proved remarkably resilient to coronavirus fears throughout the year and was supported by strong gains from many of its discretionary names as consumers adjusted to a more digitalized economy. An underweight to Taiwan also harmed relative results, as U.S. dollar returns were supported by a large gain from the country’s dominant technology sector and a rally in the Taiwanese dollar. Furthermore, an underweight to Korea detracted from relative performance as local equities and the Korean won were boosted by a targeted monetary and fiscal response to the pandemic and a robust rebound in export demand, particularly in the technology sector.

The sector diversification process within Thailand benefited results relative to the Index. This was particularly due to an overweight to the information technology sector which benefited from a triple-digit gain from its sole constituent. An underweight to India also enhanced relative returns, as Indian equity markets lagged the broader Index over concerns that the country’s fragile health care system would become overwhelmed due to Covid-19. In addition, an underweight to Brazil contributed to relative performance, as a modest gain from local stocks was more than wiped out by a sharp drop in the Brazilian real versus the U.S. dollar.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Emerging Markets Fund

January 31, 2021

Performance2,3

Portfolio Managers Thomas C. Seto, Paul Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Investor Class at NAV	06/30/2006	06/30/2006	7.23%	8.06%	1.14%
Class C at NAV	06/30/2006	06/30/2006	6.42	7.25	0.38
Class C with 1% Maximum Sales Charge	—	—	5.42	7.25	0.38
Institutional Class at NAV	06/30/2006	06/30/2006	7.50	8.32	1.40
Class R6 at NAV	07/01/2014	06/30/2006	7.45	8.36	1.43

MSCI Emerging Markets Index	—	—	27.89%	15.01%	4.22%

% Total Annual Operating Expense Ratios[4]		Investor Class	Class C	Institutional Class	Class R6

		1.45%	2.20%	1.20%	1.14%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2011	$10,390	N.A.
Institutional Class	$50,000	01/31/2011	$57,440	N.A.

Class R6	$1,000,000	01/31/2011	$1,152,416	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Emerging Markets Fund

January 31, 2021

Fund Profile

Sector Allocation (% of net assets)5

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)5

Tencent Holdings, Ltd.	1.4%

Samsung Electronics Co., Ltd.	0.9

Taiwan Semiconductor Manufacturing Co., Ltd.	0.8

Naspers, Ltd., Class N	0.8

Alibaba Group Holding, Ltd. ADR	0.8

Delta Electronics (Thailand) PCL	0.7

Saudi Arabian Oil Co.	0.6

America Movil SAB de CV, Series L	0.6

Yandex NV, Class A	0.6

MercadoLibre, Inc.	0.5

Total	7.7%

See Endnotes and Additional Disclosures in this report.

4

Parametric

Emerging Markets Fund

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Investor Class, Institutional Class and Class R6 shares are offered without a sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Institutional Class. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Diversification cannot ensure a profit or eliminate the risk of loss.

5

Parametric

Emerging Markets Fund

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)	Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,198.50	$8.29	1.50%
Class C	$1,000.00	$1,194.00	$12.30	2.23%
Institutional Class	$1,000.00	$1,199.20	$6.97	1.26%
Class R6	$1,000.00	$1,199.70	$6.52	1.18%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.60	$7.61	1.50%
Class C	$1,000.00	$1,013.90	$11.29	2.23%
Institutional Class	$1,000.00	$1,018.80	$6.39	1.26%
Class R6	$1,000.00	$1,019.20	$5.99	1.18%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

6

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments

Common Stocks — 99.7%
Security	Shares	Value

Argentina — 0.6%

Arcos Dorados Holdings, Inc., Class A	14,242	$70,356

Grupo Financiero Galicia S.A., Class B ADR(1)	3,387	25,267

MercadoLibre, Inc.(2)	1,496	2,662,147

Pampa Energia S.A. ADR(1)(2)	2,099	26,468

Transportadora de Gas del Sur S.A. ADR(2)	11,563	58,046

YPF S.A. ADR(2)	11,024	40,238

		$2,882,522

Bahrain — 0.9%

Ahli United Bank BSC	2,768,393	$2,044,058

Al Salam Bank-Bahrain BSC	5,961,324	1,152,558

GFH Financial Group BSC	1,280,190	224,610

Ithmaar Holding BSC(2)	14,771,027	1,073,580

		$4,494,806

Bangladesh — 0.6%

ACI, Ltd.	36,966	$113,126

Bangladesh Export Import Co., Ltd.	109,867	109,670

Beximco Pharmaceuticals, Ltd.	128,063	276,162

City Bank, Ltd. (The)	435,051	157,170

Grameenphone, Ltd.	47,579	211,608

Heidelberger Cement Bangladesh, Ltd.(2)	80,232	154,080

Islami Bank Bangladesh, Ltd.	238,618	77,720

Jamuna Oil Co., Ltd.	41,841	79,730

Khulna Power Co., Ltd.	180,134	96,369

Meghna Petroleum, Ltd.	52,773	117,288

Olympic Industries, Ltd.	121,003	261,529

Padma Oil Co., Ltd.	24,924	58,642

Pubali Bank, Ltd.	477,334	138,811

Renata, Ltd.	12,838	177,774

Social Islami Bank, Ltd.	840,676	133,779

Square Pharmaceuticals, Ltd.	171,709	479,774

Summit Power, Ltd.	213,128	125,301

Titas Gas Transmission & Distribution Co., Ltd.	278,098	113,421

Unique Hotel & Resorts, Ltd.	419,519	195,263

United Commercial Bank, Ltd.	881,064	159,338

		$3,236,555

Botswana — 0.9%

Absa Bank Botswana, Ltd.	644,814	$311,506

Botswana Insurance Holdings, Ltd.	706,169	1,126,428

First National Bank of Botswana, Ltd.	4,416,706	887,469

Letshego Holdings, Ltd.	2,275,836	155,713

Security	Shares	Value

Botswana (continued)

Sechaba Breweries Holdings, Ltd.	1,098,655	$2,067,941

		$4,549,057

Brazil — 4.7%

AMBEV S.A.	234,450	$647,465

B2W Cia Digital(2)	21,080	317,159

B3 S.A. - Brasil Bolsa Balcao	26,800	292,912

Banco Bradesco S.A., PFC Shares	94,796	428,639

Banco do Brasil S.A.	22,198	137,373

BB Seguridade Participacoes S.A.	19,700	99,591

Bradespar S.A., PFC Shares	8,800	100,539

BRF S.A.(2)	63,340	245,655

CCR S.A.	73,900	163,700

Centrais Eletricas Brasileiras S.A., PFC Shares	33,600	176,493

Cia Brasileira de Distribuicao	11,369	156,840

Cia de Saneamento Basico do Estado de Sao Paulo	20,960	156,566

Cia de Saneamento de Minas Gerais-COPASA	43,200	122,461

Cia de Transmissao de Energia Eletrica Paulista, PFC Shares	25,460	122,614

Cia Energetica de Minas Gerais, PFC Shares	58,337	146,072

Cia Energetica de Sao Paulo, Class B, PFC Shares	22,100	118,146

Cia Hering	68,200	215,143

Cia Paranaense de Energia, PFC Shares	10,700	127,663

Cia Siderurgica Nacional S.A.	19,600	108,901

Cielo S.A.	566,406	425,472

Cogna Educacao(2)	289,536	239,190

Cosan S.A.	16,300	223,613

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	63,400	296,988

Embraer S.A. ADR(1)(2)	28,248	181,352

Engie Brasil Energia S.A.	16,250	127,591

Equatorial Energia S.A.	51,900	213,618

Ez Tec Empreendimentos e Participacoes S.A.	16,227	108,785

Fleury S.A.	87,400	419,476

Gerdau S.A., PFC Shares	35,500	150,853

Hypera S.A.	126,700	747,732

Iochpe Maxion S.A.	61,000	155,973

Itau Unibanco Holding S.A., PFC Shares	85,520	442,965

Itausa S.A., PFC Shares	92,775	179,907

JBS S.A.	68,325	301,952

Klabin S.A., PFC Shares	103,800	103,584

Localiza Rent a Car S.A.	42,789	499,572

Lojas Americanas S.A., PFC Shares	95,341	419,776

Lojas Renner S.A.	55,977	424,273

Magazine Luiza S.A.	40,000	184,742

Marfrig Global Foods S.A.(2)	38,855	94,379

MRV Engenharia e Participacoes S.A.	45,900	159,392

7	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Brazil (continued)

Multiplan Empreendimentos Imobiliarios S.A.	30,700	$118,953

Natura & Co. Holding S.A.(2)	34,100	305,762

Notre Dame Intermedica Participacoes S.A.	112,100	1,936,150

Odontoprev S.A.	110,900	287,212

Pagseguro Digital, Ltd., Class A(2)	44,800	2,192,960

Petroleo Brasileiro S.A., PFC Shares	472,200	2,303,436

Qualicorp Consultoria e Corretora de Seguros S.A.	60,200	342,293

Rumo S.A.(2)	133,419	495,011

StoneCo, Ltd., Class A(2)	23,400	1,682,460

Suzano S.A.(2)	18,720	212,300

Telefonica Brasil S.A., PFC Shares	40,700	336,228

TIM S.A.	136,650	332,172

Totvs S.A.	210,270	1,091,433

Transmissora Alianca de Energia Electrica S.A.	24,900	146,040

Ultrapar Participacoes S.A.	46,968	186,965

Vale S.A.	71,947	1,156,512

Weg S.A.	55,452	849,202

YDUQS Participacoes S.A.	24,300	149,005

		$24,109,211

Bulgaria — 0.2%

CB First Investment Bank AD(2)	235,000	$265,390

Chimimport AD(2)	329,922	204,604

MonBat AD(2)	60,235	171,811

Petrol AD(2)	25,625	4,340

Sopharma AD	254,600	536,440

		$1,182,585

Chile — 2.4%

Aguas Andinas S.A., Series A	483,322	$146,695

Banco de Chile	6,284,563	640,338

Banco de Credito e Inversiones S.A.	7,803	327,061

Banco Santander Chile	9,060,612	458,625

CAP S.A.	17,326	220,422

Cencosud S.A.	441,352	765,714

Cia Cervecerias Unidas S.A.	62,053	508,389

Cia Sud Americana de Vapores S.A.(2)	10,656,196	449,420

Colbun S.A.	1,345,305	231,974

Embotelladora Andina S.A., Class B, PFC Shares	93,248	236,112

Empresa Nacional de Telecomunicaciones S.A.	73,583	450,700

Empresas CMPC S.A.	202,216	540,723

Empresas COPEC S.A.	175,577	1,843,393

Enel Americas S.A.	4,179,631	628,590

Enel Chile S.A.(2)	4,113,329	298,036

Engie Energia Chile S.A.	113,637	135,765

Security	Shares	Value

Chile (continued)

Falabella S.A.	380,140	$1,300,997

Parque Arauco S.A.	541,699	793,593

Ripley Corp. S.A.	721,671	214,034

Sociedad Matriz SAAM S.A.	5,008,549	388,496

Sociedad Quimica y Minera de Chile S.A., Series B, PFC Shares	21,616	1,094,763

Sonda S.A.	377,536	218,233

Vina Concha y Toro S.A.	194,743	312,545

		$12,204,618

China — 19.4%

3SBio, Inc.(2)(3)	508,000	$472,238

AAC Technologies Holdings, Inc.(1)	69,500	376,865

AECC Aviation Power Co., Ltd.	40,221	370,095

Agile Group Holdings, Ltd.	254,000	315,611

Aier Eye Hospital Group Co., Ltd., Class A	51,114	621,269

Air China, Ltd., Class H	628,000	434,561

Aisino Corp.	38,800	68,578

Alibaba Group Holding, Ltd. ADR(2)	15,200	3,858,216

Aluminum Corp. of China, Ltd., Class H(2)	1,672,000	507,159

Angang Steel Co., Ltd., Class H(1)	306,400	120,042

Anhui Conch Cement Co., Ltd., Class H	172,500	1,019,100

ANTA Sports Products, Ltd.	26,000	428,182

Baidu, Inc. ADR(2)	5,032	1,182,621

Bank of Beijing Co., Ltd.	182,760	133,625

Bank of China, Ltd., Class H	896,000	303,282

Bank of Ningbo Co., Ltd., Class A	33,500	199,075

BeiGene, Ltd. ADR(2)	2,200	704,000

Beijing Capital International Airport Co., Ltd., Class H	436,000	335,128

Beijing Enterprises Holdings, Ltd.	75,000	245,161

Beijing Enterprises Water Group, Ltd.	648,000	263,143

Beijing Originwater Technology Co., Ltd., Class A	127,500	142,307

BOE Technology Group Co., Ltd., Class A	341,100	324,699

Brilliance China Automotive Holdings, Ltd.	326,000	254,873

BYD Co., Ltd., Class H(1)	7,654	231,178

BYD Electronic (International) Co., Ltd.	42,500	292,704

Changchun High & New Technology Industry Group, Inc., Class A	6,200	435,407

Changjiang Securities Co., Ltd., Class A	112,200	133,849

Chengdu Xingrong Environment Co., Ltd., Class A	125,700	88,140

China Biologic Products Holdings, Inc.(2)	5,300	624,605

China Bluechemical, Ltd., Class H	1,270,000	254,817

China Coal Energy Co., Ltd., Class H	772,000	223,696

China Communications Services Corp., Ltd., Class H	658,000	293,631

China Construction Bank Corp., Class H	1,469,630	1,113,125

China Dongxiang Group Co., Ltd.	1,842,624	182,611

8	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

China Everbright Environment Group, Ltd.	373,925	$209,877

China Evergrande Group(1)	135,000	258,919

China Fortune Land Development Co., Ltd.(4)	68,027	99,420

China Gas Holdings, Ltd.	234,600	825,668

China International Marine Containers Co., Ltd.	229,206	369,115

China Jinmao Holdings Group, Ltd.	586,000	229,360

China Life Insurance Co., Ltd., Class H	92,000	195,386

China Longyuan Power Group Corp., Ltd., Class H	476,000	696,783

China Mengniu Dairy Co., Ltd.	268,000	1,593,783

China Merchants Bank Co., Ltd., Class H	58,524	448,169

China Merchants Port Holdings Co., Ltd.	318,035	442,720

China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	74,674	136,188

China Molybdenum Co., Ltd., Class H	915,000	575,227

China National Building Material Co., Ltd., Class H	382,000	455,273

China Northern Rare Earth Group High-Tech Co., Ltd.(2)	117,100	321,394

China Oilfield Services, Ltd., Class H(1)	368,000	405,156

China Overseas Land & Investment, Ltd.	314,160	713,637

China Petroleum & Chemical Corp., Class H	3,909,741	1,851,582

China Railway Group, Ltd., Class H	412,000	187,025

China Resources Beer Holdings Co., Ltd.	72,000	634,811

China Resources Gas Group, Ltd.	96,000	478,187

China Resources Land, Ltd.	196,000	775,600

China Resources Medical Holdings Co., Ltd.	355,000	349,149

China Resources Power Holdings Co., Ltd.	267,600	282,347

China Shenhua Energy Co., Ltd., Class H	765,000	1,413,095

China Shineway Pharmaceutical Group, Ltd.	381,000	269,357

China Shipbuilding Industry Co., Ltd.(2)	185,800	117,126

China Southern Airlines Co., Ltd., Class H(2)	564,000	314,041

China State Construction Engineering Corp., Ltd.	156,440	116,183

China Tourism Group Duty Free Corp., Ltd.	6,700	303,523

China Travel International Investment Hong Kong, Ltd.(2)	1,372,855	187,128

China Vanke Co., Ltd., Class H	227,977	815,668

China Yangtze Power Co., Ltd.	162,200	493,169

Chongqing Changan Automobile Co., Ltd., Class A(2)	98,800	262,560

CIFI Holdings Group Co., Ltd.	374,000	306,568

CITIC, Ltd.	458,000	356,540

COSCO SHIPPING Development Co., Ltd., Class H	2,095,000	331,462

COSCO SHIPPING Energy Transportation Co., Ltd., Class H	792,000	316,706

COSCO SHIPPING Holdings Co., Ltd., Class H(1)(2)	314,975	318,809

COSCO SHIPPING Ports, Ltd.	516,000	366,050

Country Garden Holdings Co., Ltd.	533,880	641,268

Country Garden Services Holdings Co., Ltd.	114,589	931,337

CSPC Pharmaceutical Group, Ltd.	755,760	768,304

Daqin Railway Co., Ltd.	235,100	231,490

Dong-E-E-Jiao Co., Ltd., Class A	16,200	81,803

Security	Shares	Value

China (continued)

Dongfeng Motor Group Co., Ltd., Class H	264,000	$260,050

East Money Information Co., Ltd., Class A	70,358	381,754

Focus Media Information Technology Co., Ltd., Class A	196,344	329,056

Ganfeng Lithium Co., Ltd., Class A	51,150	941,944

GDS Holdings, Ltd. ADR(2)	9,300	963,108

Gemdale Corp.	80,700	134,833

Golden Eagle Retail Group, Ltd.	287,941	260,220

Great Wall Motor Co., Ltd., Class H	50,000	155,885

Gree Electric Appliances, Inc. of Zhuhai, Class A	11,100	96,314

Guangdong Baolihua New Energy Stock Co., Ltd., Class A	86,500	101,309

Guangdong Investment, Ltd.	258,000	451,878

Guangzhou Automobile Group Co., Ltd., Class H	199,218	180,818

Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	220,000	551,653

Guangzhou R&F Properties Co., Ltd., Class H	178,000	218,937

Haier Smart Home Co., Ltd.	66,800	327,943

Haier Smart Home Co., Ltd., Class H(1)(2)	47,553	196,879

Han’s Laser Technology Industry Group Co., Ltd., Class A	23,400	154,494

Hengan International Group Co., Ltd.	110,000	786,722

Hengtong Optic-electric Co., Ltd.	38,780	73,618

Hesteel Co., Ltd., Class A(2)	506,400	161,083

Huadian Power International Corp., Ltd., Class H(1)	460,000	117,211

Huadong Medicine Co., Ltd., Class A	56,653	230,540

Huaneng Power International, Inc., Class H	670,000	236,995

Huayu Automotive Systems Co., Ltd.	53,308	245,079

Hubei Energy Group Co., Ltd., Class A	277,714	151,943

Huishan Dairy(1)(4)	1,800,000	0

Hundsun Technologies, Inc.	17,303	259,117

Iflytek Co., Ltd., Class A	34,550	248,818

Industrial & Commercial Bank of China, Ltd., Class H	1,167,000	744,394

Industrial Bank Co., Ltd.	97,902	349,259

Inner Mongolia BaoTou Steel Union Co., Ltd.(2)	707,000	125,508

Inner Mongolia Yili Industrial Group Co., Ltd., Class A	53,200	363,036

Innovent Biologics, Inc.(2)(3)	72,500	824,124

JD.com, Inc. ADR(2)	8,606	763,266

Jiangsu Expressway Co., Ltd., Class H	214,000	248,166

Jiangsu Hengrui Medicine Co., Ltd.	32,301	516,902

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	14,600	459,672

Jiangxi Copper Co., Ltd., Class H	154,000	252,996

Jinke Properties Group Co., Ltd., Class A	130,499	139,991

Jinyu Bio-Technology Co., Ltd.	43,862	154,181

Jizhong Energy Resources Co., Ltd., Class A	231,400	115,352

Kingboard Holdings., Ltd.	46,600	189,897

Kingdee International Software Group Co., Ltd.	246,000	985,419

Kingsoft Corp, Ltd.(1)	105,000	809,401

Kunlun Energy Co., Ltd.	338,000	288,065

9	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

Kweichow Moutai Co., Ltd.	2,900	$947,756

KWG Group Holdings, Ltd.	156,000	206,692

KWG Living Group Holdings, Ltd.(2)	78,000	82,193

Lee & Man Paper Manufacturing, Ltd.	275,000	241,136

Lenovo Group, Ltd.	640,000	744,923

Lepu Medical Technology Beijing Co., Ltd., Class A	33,300	138,375

Li Ning Co., Ltd.	75,708	471,646

Longfor Group Holdings, Ltd.(3)	128,000	720,828

LONGi Green Energy Technology Co., Ltd.	60,242	996,965

Luxshare Precision Industry Co., Ltd., Class A	71,034	579,247

Luye Pharma Group, Ltd.(1)(3)	496,500	248,468

Maanshan Iron & Steel Co., Ltd., Class H(1)	1,498,000	414,705

NARI Technology Co., Ltd.	48,600	220,603

NetEase, Inc. ADR	9,710	1,116,553

New Oriental Education & Technology Group, Inc. ADR(2)	2,300	385,250

Nine Dragons Paper Holdings, Ltd.	195,000	300,399

Oceanwide Holdings Co., Ltd., Class A	204,000	92,283

Offshore Oil Engineering Co., Ltd.	141,100	92,025

OFILM Group Co., Ltd., Class A	65,800	104,176

Oriental Pearl Group Co., Ltd., Class A	75,920	102,236

PetroChina Co., Ltd., Class H	4,802,000	1,448,186

Ping An Bank Co., Ltd., Class A	79,188	282,356

Ping An Insurance (Group) Co. of China, Ltd., Class H	95,000	1,118,889

Pingdingshan Tianan Coal Mining Co., Ltd.	131,900	99,646

Poly Developments and Holdings Group Co., Ltd., Class A	94,900	202,148

Poly Property Group Co., Ltd.	700,000	201,248

Power Construction Corp. of China, Ltd.	354,500	206,832

RiseSun Real Estate Development Co., Ltd., Class A	163,200	158,211

SAIC Motor Corp., Ltd.	55,100	186,403

Sanan Optoelectronics Co., Ltd.	84,900	386,599

SDIC Power Holdings Co., Ltd.	98,000	131,597

Shan Xi Hua Yang Group New Energy Co., Ltd.	126,000	93,127

Shandong Gold Mining Co., Ltd.	50,680	172,710

Shandong Weigao Group Medical Polymer Co., Ltd., Class H	456,000	851,611

Shanghai Electric Group Co., Ltd., Class H(2)	1,184,000	432,292

Shanghai Industrial Holdings, Ltd.	204,000	279,528

Shanghai Pudong Development Bank Co., Ltd., Class A	136,500	210,024

Shanxi Coking Coal Energy Group Co., Ltd., Class A	198,510	147,688

Shanxi Lu’an Environmental Energy Development Co., Ltd.	152,200	128,272

Shenzhen Inovance Technology Co., Ltd., Class A	18,600	273,222

Shenzhen Investment, Ltd.	674,000	222,617

Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd., Class A	171,300	110,893

Shimao Group Holdings, Ltd.	118,500	342,624

Siasun Robot & Automation Co., Ltd., Class A(2)	55,000	100,915

Sichuan Chuantou Energy Co., Ltd.	88,600	150,032

Security	Shares	Value

China (continued)

Sihuan Pharmaceutical Holdings Group, Ltd.	3,161,000	$783,744

SINA Corp.(2)	5,700	238,374

Sino Biopharmaceutical, Ltd.	639,500	593,686

Sino-Ocean Group Holding, Ltd.	659,000	132,823

Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,963,000	433,877

Sinopharm Group Co., Ltd., Class H	302,000	740,097

Sunac China Holdings, Ltd.	188,000	698,489

Sunac Services Holdings, Ltd.(2)(3)	6,048	17,005

Sunny Optical Technology Group Co., Ltd.	50,900	1,329,708

TCL Technology Group Corp., Class A	373,200	493,343

Tencent Holdings, Ltd.	80,839	7,203,019

Tianqi Lithium Corp., Class A(2)	58,305	538,546

Tingyi (Cayman Islands) Holding Corp.	484,000	961,728

Tongling Nonferrous Metals Group Co., Ltd., Class A	424,000	149,772

Trip.com Group, Ltd. ADR(2)	9,254	294,555

Tsingtao Brewery Co., Ltd., Class H	77,566	748,023

Wanhua Chemical Group Co., Ltd.	19,665	338,963

Want Want China Holdings, Ltd.	1,157,920	831,514

Weichai Power Co., Ltd., Class H	244,742	721,828

Weimob, Inc.(1)(2)(3)	99,000	283,290

Wens Foodstuffs Group Co., Ltd., Class A	51,000	133,651

West China Cement, Ltd.	1,502,000	218,176

WH Group, Ltd.(3)	834,000	675,835

Wuliangye Yibin Co., Ltd., Class A	18,600	835,482

Wuxi Biologics Cayman, Inc.(2)(3)	130,500	1,827,251

Xiaomi Corp., Class B(2)(3)	621,800	2,322,227

Xinhu Zhongbao Co., Ltd.	301,800	140,401

Xinyi Solar Holdings, Ltd.	438,000	958,344

Yangzijiang Shipbuilding Holdings, Ltd.	326,900	241,418

Yanzhou Coal Mining Co., Ltd., Class H	522,000	403,487

Yonghui Superstores Co., Ltd.	124,700	131,415

Yuan Longping High-tech Agriculture Co., Ltd., Class A(2)	65,900	183,170

Yuexiu Property Co., Ltd.	1,130,000	220,733

Yunnan Baiyao Group Co., Ltd., Class A	21,200	435,168

Zhaojin Mining Industry Co., Ltd., Class H	372,500	400,792

Zhejiang Dahua Technology Co., Ltd., Class A	69,550	261,444

Zhejiang Expressway Co., Ltd., Class H	422,000	341,274

Zhejiang Huahai Pharmaceutical Co., Ltd.	41,250	155,985

Zhongjin Gold Corp., Ltd.	115,900	150,164

Zhongtian Financial Group Co., Ltd., Class A(2)	315,000	131,087

Zhuzhou CRRC Times Electric Co., Ltd., Class H	89,500	448,237

Zijin Mining Group Co., Ltd., Class H	980,000	1,081,788

ZTE Corp., Class H(1)	155,303	439,467

ZTO Express Cayman, Inc. ADR	6,900	228,252

		$99,620,147

10	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Colombia — 1.1%

Bancolombia S.A.	36,723	$314,856

Bancolombia S.A. ADR, PFC Shares	15,255	536,824

Celsia S.A. ESP	144,823	194,774

Cementos Argos S.A.	283,280	463,534

Corp. Financiera Colombiana S.A.(2)	13,924	125,702

Ecopetrol S.A.	2,468,635	1,404,125

Grupo Argos S.A.	172,980	644,615

Grupo Aval Acciones y Valores S.A., PFC Shares	673,418	218,497

Grupo de Inversiones Suramericana S.A.	27,791	176,760

Grupo de Inversiones Suramericana S.A., PFC Shares	17,097	98,203

Grupo Nutresa S.A.	125,847	860,371

Interconexion Electrica S.A.	124,080	801,704

		$5,839,965

Croatia — 0.6%

Adris Grupa DD, PFC Shares(2)	8,306	$546,552

Atlantic Grupa DD	832	178,774

Ericsson Nikola Tesla DD	1,039	249,511

Hrvatski Telekom DD	16,850	496,924

Koncar-Elektroindustrija DD(2)	1,251	124,087

Podravka Prehrambena Ind DD	3,233	253,869

Valamar Riviera DD(2)	233,109	1,113,541

Zagrebacka Banka DD(2)	14,722	131,169

		$3,094,427

Czech Republic — 0.6%

CEZ AS	80,821	$1,938,080

Komercni Banka AS(2)	27,280	828,003

O2 Czech Republic AS	8,600	100,959

Philip Morris CR AS	504	357,193

		$3,224,235

Egypt — 0.6%

Cleopatra Hospital(2)	330,000	$101,396

Commercial International Bank Egypt SAE	210,183	845,181

Eastern Co. SAE	594,265	554,623

Egypt Kuwait Holding Co. SAE	465,000	486,046

Egyptian Financial Group-Hermes Holding Co.(2)	120,844	120,599

ElSewedy Electric Co.	281,156	185,816

Ibnsina Pharma SAE	257,560	84,836

Juhayna Food Industries	264,000	117,580

Medinet Nasr Housing & Development	500,000	126,619

Oriental Weavers	271,447	122,589

Six of October Development & Investment Co.	134,471	133,895

Talaat Moustafa Group	316,254	149,511

Security	Shares	Value

Egypt (continued)

Telecom Egypt Co.	267,772	$196,148

		$3,224,839

Estonia — 0.6%

AS Merko Ehitus(2)	8,852	$114,338

AS Tallink Grupp(2)	1,844,311	1,547,963

AS Tallinna Kaubamaja Grupp	66,001	760,680

AS Tallinna Vesi	32,785	552,375

		$2,975,356

Ghana — 0.4%

CalBank PLC	1,765,286	$229,497

Ghana Commercial Bank, Ltd.	1,434,648	1,086,125

Standard Chartered Bank of Ghana, Ltd.	215,500	671,473

		$1,987,095

Greece — 1.2%

Aegean Airlines S.A.(2)	27,897	$139,013

Alpha Bank AE(2)	252,670	228,604

Athens Water Supply & Sewage Co. S.A.	12,891	102,331

Costamare, Inc.	17,619	140,952

Eurobank Ergasias Services and Holdings S.A.(2)	501,026	330,928

FF Group(2)(4)	46,335	0

GEK Terna Holding Real Estate Construction S.A.(2)	35,563	308,557

Hellenic Petroleum S.A.	46,772	310,506

Hellenic Telecommunications Organization S.A.	62,260	904,989

Holding Co. ADMIE IPTO S.A.	26,908	77,689

JUMBO S.A.	35,549	556,874

Motor Oil (Hellas) Corinth Refineries S.A.	35,902	504,665

Mytilineos S.A.	42,775	622,794

National Bank of Greece S.A.(2)	102,241	239,936

OPAP S.A.	65,464	801,422

Public Power Corp. S.A.(2)	24,112	205,807

Terna Energy S.A.	7,268	123,909

Titan Cement International S.A.	17,213	301,349

Tsakos Energy Navigation, Ltd.	16,120	134,441

		$6,034,766

Hungary — 0.6%

Magyar Telekom Telecommunications PLC	102,640	$136,866

MOL Hungarian Oil & Gas PLC(2)	120,135	902,129

OTP Bank Nyrt.(2)	18,380	838,050

Richter Gedeon Nyrt.	45,522	1,282,331

		$3,159,376

11	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

India — 4.7%

ABB India, Ltd.	6,696	$127,037

ACC, Ltd.	4,578	100,455

Adani Enterprises, Ltd.	19,174	131,443

Adani Ports and Special Economic Zone, Ltd.	35,949	250,746

Alkem Laboratories, Ltd.	4,518	186,282

Apollo Hospitals Enterprise, Ltd.	9,012	315,948

Asian Paints, Ltd.	10,700	353,303

Aurobindo Pharma, Ltd.	20,924	259,240

Axis Bank, Ltd.(2)	16,772	152,807

Bajaj Auto, Ltd.	4,334	238,713

Bharat Forge, Ltd.	28,189	226,155

Bharat Heavy Electricals, Ltd.(2)	277,624	137,108

Bharat Petroleum Corp., Ltd.	30,291	159,870

Bharti Airtel, Ltd.	117,185	885,285

Biocon, Ltd.(2)	54,499	277,955

Cadila Healthcare, Ltd.	32,897	203,046

Cipla, Ltd.	38,493	436,145

Coal India, Ltd.	73,904	127,140

Coforge, Ltd.	4,821	156,829

Container Corp. of India, Ltd.	33,600	200,926

Crompton Greaves Consumer Electricals, Ltd.	19,469	113,157

Cummins India, Ltd.	12,800	115,480

Dabur India, Ltd.	29,492	207,303

Divi’s Laboratories, Ltd.	9,150	422,760

DLF, Ltd.	36,243	126,807

Dr. Reddy’s Laboratories, Ltd.	7,621	478,602

Eicher Motors, Ltd.	3,860	145,586

GAIL (India), Ltd.	104,139	177,946

GlaxoSmithKline Pharmaceuticals, Ltd.	7,462	149,933

Glenmark Pharmaceuticals, Ltd.	21,554	139,469

Godrej Consumer Products, Ltd.	20,875	214,112

Grasim Industries, Ltd.	12,543	182,094

Gujarat State Petronet, Ltd.	48,082	130,730

Havells India, Ltd.	14,443	206,389

HCL Technologies, Ltd.	35,417	442,698

Hero MotoCorp, Ltd.	5,743	257,000

Hindalco Industries, Ltd.	50,236	154,466

Hindustan Unilever, Ltd.	17,701	548,170

Housing Development Finance Corp., Ltd.	16,467	535,501

ICICI Bank, Ltd.(2)	64,117	475,639

Indian Oil Corp., Ltd.	99,120	126,443

Indus Towers, Ltd.	59,046	187,176

Infosys, Ltd.	120,258	2,055,743

Ipca Laboratories, Ltd.	6,586	168,017

ITC, Ltd.	76,886	213,739

JSW Steel, Ltd.	41,470	206,233

Security	Shares	Value

India (continued)

Kotak Mahindra Bank, Ltd.(2)	8,924	$208,754

Larsen & Toubro, Ltd.	32,335	590,966

Lupin, Ltd.	28,226	389,483

Mahindra & Mahindra, Ltd.	37,002	380,750

Maruti Suzuki India, Ltd.	5,154	509,097

Nestle India, Ltd.	1,119	262,604

NTPC, Ltd.	271,426	329,317

Oil & Natural Gas Corp., Ltd.	123,509	150,473

Piramal Enterprises, Ltd.	9,852	176,138

Power Grid Corporation of India, Ltd.	150,500	378,682

Reliance Industries, Ltd.	74,874	1,887,340

Siemens, Ltd.	5,381	117,076

Sun Pharmaceutical Industries, Ltd.	88,876	714,852

Sun TV Network, Ltd.	26,788	174,944

Tata Consultancy Services, Ltd.	34,951	1,494,505

Tata Consumer Products, Ltd.	18,584	141,011

Tata Motors, Ltd.(2)	78,747	281,139

Tata Power Co., Ltd. (The)	149,699	154,426

Tata Steel, Ltd.	17,980	147,408

Tech Mahindra, Ltd.	28,861	378,774

Titan Co., Ltd.	16,302	317,073

Torrent Pharmaceuticals, Ltd.	4,744	168,143

UltraTech Cement, Ltd.	2,833	206,135

UPL, Ltd.	24,538	188,954

Vedanta, Ltd.	41,367	91,100

Vodafone Idea, Ltd.(2)	759,569	114,663

Voltas, Ltd.	20,000	246,733

Wipro, Ltd.	71,474	411,416

WNS Holdings, Ltd. ADR(2)	3,000	201,540

Zee Entertainment Enterprises, Ltd.	44,401	133,028

		$24,054,150

Indonesia — 2.2%

Ace Hardware Indonesia Tbk PT	1,088,200	$120,745

Adaro Energy Tbk PT	4,096,500	349,002

AKR Corporindo Tbk PT	470,000	94,674

Aneka Tambang Tbk	1,730,400	272,166

Astra Argo Lestari Tbk PT	159,300	126,348

Astra International Tbk PT	3,968,600	1,719,710

Bank Central Asia Tbk PT	310,700	747,274

Bank Mandiri Persero Tbk PT	430,100	201,223

Bank Negara Indonesia Persero Tbk PT	359,100	141,289

Bank Rakyat Indonesia Persero Tbk PT	1,547,100	458,664

Bintang Oto Global Tbk PT(2)	1,572,600	145,080

Bukit Asam Tbk PT	1,334,900	244,415

Bumi Serpong Damai Tbk PT(2)	3,215,100	256,940

12	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Indonesia (continued)

Charoen Pokphand Indonesia Tbk PT	801,800	$327,432

Erajaya Swasembada Tbk PT(2)	981,500	192,988

Gudang Garam Tbk PT(2)	89,300	239,812

Hanson International Tbk PT(2)(4)	23,744,500	0

Indocement Tunggal Prakarsa Tbk PT	342,500	325,343

Indofood Sukses Makmur Tbk PT	672,300	289,325

Jasa Marga (Persero) Tbk PT	780,500	239,769

Kalbe Farma Tbk PT	4,445,600	463,407

Lippo Karawaci Tbk PT(2)	19,017,880	236,229

Medco Energi Internasional Tbk PT(2)	3,858,120	177,650

Media Nusantara Citra Tbk PT(2)	1,995,400	146,572

Mitra Adiperkasa Tbk PT(2)	2,749,100	150,431

Mitra Keluarga Karyasehat Tbk PT	1,185,700	244,831

Perusahaan Gas Negara Tbk PT	1,221,100	116,349

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,193,000	112,968

PP Persero Tbk PT	1,377,389	159,545

Semen Indonesia Persero Tbk PT	509,000	383,519

Sigmagold Inti Perkasa Tbk PT(2)(4)	17,097,000	0

Telkom Indonesia Persero Tbk PT	4,521,300	999,298

Tower Bersama Infrastructure Tbk PT	2,018,000	321,055

Unilever Indonesia Tbk PT	596,900	294,064

United Tractors Tbk PT	322,883	524,256

Vale Indonesia Tbk PT(2)	690,800	269,060

Waskita Karya Persero Tbk PT	2,474,900	248,530

Wijaya Karya Persero Tbk PT	982,300	125,344

XL Axiata Tbk PT	485,100	76,463

		$11,541,770

Jordan — 0.6%

Arab Bank PLC(2)	249,678	$1,474,518

Arab Potash Co. PLC	22,442	686,723

Bank of Jordan(2)	83,270	233,025

Jordan Islamic Bank(2)	30,248	132,379

Jordan Petroleum Refinery	85,173	283,524

Jordanian Electric Power Co.	94,235	155,415

		$2,965,584

Kazakhstan — 0.6%

Halyk Savings Bank of Kazakhstan JSC GDR(5)	21,561	$273,449

KAZ Minerals PLC	168,039	1,661,991

Kcell JSC GDR(5)	185,789	1,208,695

		$3,144,135

Security	Shares	Value

Kenya — 0.6%

ABSA Bank Kenya PLC	1,104,860	$93,065

ARM Cement, Ltd.(2)(4)	1,653,600	0

British American Tobacco Kenya PLC	35,200	130,329

Co-operative Bank of Kenya, Ltd. (The)	285,821	32,518

East African Breweries, Ltd.	442,080	601,450

Equity Group Holdings PLC(2)	816,800	270,831

KCB Group, Ltd.	709,420	230,021

Kenya Power & Lighting, Ltd.(2)	4,351,554	59,092

Nation Media Group PLC(2)	334,602	45,583

Safaricom PLC	5,216,872	1,678,136

Standard Chartered Bank Kenya, Ltd.	37,446	47,252

		$3,188,277

Kuwait — 1.3%

Agility Public Warehousing Co. KSC	389,573	$963,312

Boubyan Bank KSCP	108,984	206,904

Boubyan Petrochemicals Co. KSCP	146,006	322,112

Burgan Bank SAK	129,020	93,759

Gulf Bank KSCP	196,041	142,439

Kuwait Finance House KSCP	406,584	960,612

Kuwait Real Estate Co. KSC(2)	220,214	82,885

Mabanee Co. KPSC	198,852	463,632

Mobile Telecommunications Co. KSCP	630,904	1,319,942

National Bank of Kuwait SAK	582,312	1,677,389

National Industries Group Holding SAK	522,891	328,396

		$6,561,382

Lithuania — 0.4%

Apranga PVA(2)	317,588	$659,072

Klaipedos Nafta AB	815,900	314,290

Rokiskio Suris	122,500	431,169

Siauliu Bankas(2)	1,084,702	695,675

		$2,100,206

Malaysia — 2.4%

Aeon Co. (M) Bhd	440,600	$100,630

Axiata Group Bhd	194,650	159,936

Berjaya Sports Toto Bhd	274,265	137,597

CIMB Group Holdings Bhd	172,700	163,673

Dialog Group Bhd	1,024,731	768,073

Digi.com Bhd	173,244	162,076

Gamuda Bhd	308,500	251,339

Genting Bhd	522,600	512,999

Genting Malaysia Bhd	654,000	397,206

Globetronics Technology Bhd	582,200	457,198

13	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Malaysia (continued)

Hartalega Holdings Bhd	212,408	$674,032

Hong Leong Bank Bhd	26,900	114,677

IGB Real Estate Investment Trust	192,600	80,958

IHH Healthcare Bhd	476,500	601,366

IJM Corp. Bhd	323,680	119,842

Inari Amertron Bhd	1,026,300	857,603

IOI Corp. Bhd	71,207	74,257

IOI Properties Group Bhd	266,058	85,290

KLCCP Stapled Group	42,600	74,257

Kossan Rubber Industries	210,000	230,613

Kuala Lumpur Kepong Bhd	14,600	83,706

Magnum Bhd	315,867	164,564

Malayan Banking Bhd	113,587	219,084

Malaysia Airports Holdings Bhd	141,100	179,597

Maxis Bhd	126,200	148,654

MISC Bhd	121,500	178,737

MMC Corp. Bhd	750,200	143,047

My EG Services Bhd	1,150,050	543,371

Nestle Malaysia Bhd	2,600	87,917

Petronas Chemicals Group Bhd	242,400	400,745

Petronas Dagangan Bhd	79,300	378,820

Petronas Gas Bhd	39,500	156,418

PPB Group Bhd	30,500	139,347

Press Metal Aluminium Holdings Bhd	118,520	233,451

Public Bank Bhd	266,690	275,889

RHB Bank Bhd	101,700	127,985

Silverlake Axis, Ltd.	627,992	124,477

Sime Darby Bhd	241,339	130,894

Sime Darby Plantation Bhd	81,539	97,495

Sunway Bhd	339,006	125,611

Supermax Corp. Bhd(2)	213,440	357,633

Telekom Malaysia Bhd	111,400	174,546

Tenaga Nasional Bhd	51,238	122,081

Top Glove Corp. Bhd	567,100	943,284

VS Industry Bhd	676,700	455,548

YTL Corp. Bhd(2)	404,791	64,330

		$12,080,853

Mauritius — 0.6%

Alteo, Ltd.	436,204	$223,076

CIEL, Ltd.	1,801,109	174,553

MCB Group, Ltd.(2)	171,702	1,023,175

Phoenix Beverages, Ltd.	24,345	366,210

Rogers & Co., Ltd.(2)	898,291	457,880

SBM Holdings, Ltd.(2)	2,636,400	235,203

Sun, Ltd., Class A(2)	516,880	167,556

Security	Shares	Value

Mauritius (continued)

Terra Mauricia, Ltd.	432,330	$217,493

United Basalt Products, Ltd.	107,345	341,334

		$3,206,480

Mexico — 4.6%

Alfa SAB de CV, Series A	775,172	$486,681

Alsea SAB de CV(1)(2)	258,700	290,263

America Movil SAB de CV, Series L	4,364,505	2,906,263

Arca Continental SAB de CV	63,680	289,867

Bolsa Mexicana de Valores SAB de CV	78,775	176,695

Cemex SAB de CV, Series CPO(2)	2,066,439	1,187,504

Coca-Cola Femsa SAB de CV, Series L	85,355	372,832

Corp. Inmobiliaria Vesta SAB de CV	182,300	343,719

El Puerto de Liverpool SAB de CV(1)	69,380	219,691

Fibra Uno Administracion S.A. de CV	1,655,790	1,856,999

Fomento Economico Mexicano SAB de CV, Series UBD	253,456	1,726,058

Genomma Lab Internacional SAB de CV(2)	221,300	225,413

Gruma SAB de CV, Class B	30,000	329,284

Grupo Aeroportuario del Centro Norte SAB de CV(2)	90,200	527,674

Grupo Aeroportuario del Pacifico SAB de CV, Class B(2)	107,687	1,082,806

Grupo Aeroportuario del Sureste SAB de CV, Class B(2)	55,260	869,835

Grupo Bimbo SAB de CV, Series A	221,045	416,663

Grupo Carso SAB de CV, Series A1(2)	293,000	735,966

Grupo Elektra SAB de CV(1)	5,748	389,327

Grupo Financiero Banorte SAB de CV, Class O(2)	217,800	1,084,803

Grupo Financiero Inbursa SAB de CV, Class O(2)	238,800	214,115

Grupo Mexico SAB de CV, Series B	435,579	1,879,881

Grupo Televisa SAB ADR(2)	77,600	582,776

Grupo Televisa SAB, Series CPO(2)	124,100	188,641

Industrias Penoles SAB de CV(2)	16,880	251,994

Infraestructura Energetica Nova SAB de CV(2)	125,500	459,046

Kimberly-Clark de Mexico SAB de CV, Class A	256,500	450,586

Macquarie Mexico Real Estate Management S.A. de CV(3)	240,600	296,129

Orbia Advance Corp., SAB de CV	174,399	372,807

PLA Administradora Industrial S de RL de CV	127,200	178,709

Promotora y Operadora de Infraestructura SAB de CV	57,915	436,700

Telesites SAB de CV(1)(2)	236,668	240,490

Ternium S.A. ADR(2)	9,400	248,630

Vista Oil & Gas SAB de CV ADR(1)(2)	48,000	119,520

Wal-Mart de Mexico SAB de CV, Series V	695,980	1,981,772

		$23,420,139

Morocco — 0.6%

Attijariwafa Bank	7,338	$357,111

Bank of Africa	8,400	150,650

14	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Morocco (continued)

Banque Centrale Populaire	7,451	$215,283

Co Sucrerie Marocaine et de Raffinage	13,010	335,229

Label Vie	499	176,847

LafargeHolcim Maroc S.A.	3,640	667,092

Lesieur Cristal	4,686	88,843

Maroc Telecom	47,538	780,723

Societe d’Exploitation des Ports	10,039	245,612

TAQA Morocco S.A.	695	72,592

TOTAL Maroc S.A.	466	65,206

		$3,155,188

Nigeria — 1.0%

Access Bank PLC(4)	9,080,193	$176,055

Dangote Cement PLC(4)	2,401,432	1,185,855

FBN Holdings PLC(4)	8,190,197	130,088

Flour Mills of Nigeria PLC(4)	3,215,556	232,133

Guaranty Trust Bank PLC(4)	8,113,125	583,815

Lafarge Africa PLC(4)	3,378,540	211,811

MTN Nigeria Communications PLC(4)	1,163,700	450,080

Nestle Nigeria PLC(4)	141,303	445,334

Nigerian Breweries PLC(4)	2,570,740	344,980

SEPLAT Petroleum Development Co. PLC(3)	528,379	528,727

Stanbic IBTC Holdings PLC(4)	1,298,604	121,989

Transnational Corp. of Nigeria PLC(4)	44,100,342	94,805

United Bank for Africa PLC(4)	10,544,352	198,003

Zenith Bank PLC(4)	7,051,959	399,390

		$5,103,065

Oman — 0.6%

Bank Dhofar SAOG	238,170	$64,933

Bank Muscat SAOG	666,889	694,760

Bank Nizwa SAOG(2)	427,781	106,447

HSBC Bank Oman SAOG	391,338	84,429

National Bank of Oman SAOG	297,921	100,425

Oman Cables Industry SAOG	64,900	75,990

Oman Cement Co. SAOG	304,694	221,255

Oman Flour Mills Co. SAOG	90,796	158,106

Oman Telecommunications Co. SAOG	375,888	742,102

Omani Qatari Telecommunications Co. SAOG	310,885	344,230

Ominvest	103,161	83,993

Renaissance Services SAOG	249,496	227,777

Sembcorp Salalah Power & Water Co.	776,242	195,577

Sohar International Bank SAOG	649,633	152,556

		$3,252,580

Security	Shares	Value

Pakistan — 0.6%

Bank Alfalah, Ltd.	369,958	$84,263

Engro Corp., Ltd.	90,410	173,578

Engro Fertilizers, Ltd.	158,054	64,160

Fauji Fertilizer Co., Ltd.	220,485	151,475

Habib Bank, Ltd.	269,518	238,882

Hub Power Co., Ltd. (The)	403,309	220,330

Lucky Cement, Ltd.(2)	56,709	257,333

Mari Petroleum Co., Ltd.	17,083	149,991

MCB Bank, Ltd.	163,295	196,313

Millat Tractors, Ltd.	46,738	312,682

Nishat Mills, Ltd.	211,771	149,395

Oil & Gas Development Co., Ltd.	382,291	253,555

Pakistan Oilfields, Ltd.	56,711	143,680

Pakistan Petroleum, Ltd.	387,571	220,755

Pakistan State Oil Co., Ltd.(2)	144,660	219,103

Searle Co., Ltd. (The)	121,651	198,691

United Bank, Ltd.	219,304	187,164

		$3,221,350

Panama — 0.2%

Banco Latinoamericano de Comercio Exterior S.A., Class E	33,600	$512,064

Copa Holdings S.A., Class A	8,929	690,837

		$1,202,901

Peru — 1.2%

Cia de Minas Buenaventura SAA ADR(2)	108,350	$1,103,003

Credicorp, Ltd.	13,700	2,059,521

Ferreycorp SAA	779,746	439,408

Southern Copper Corp.	34,476	2,289,551

Volcan Cia Minera SAA, Class B(2)	1,290,875	216,459

		$6,107,942

Philippines — 2.3%

Aboitiz Equity Ventures, Inc.	397,000	$328,265

Aboitiz Power Corp.	730,800	364,371

Alliance Global Group, Inc.	772,200	158,669

Ayala Corp.	35,395	565,081

Ayala Land, Inc.	817,831	638,801

Ayala Land, Inc. GDR, PFC Shares(4)	3,951,800	0

Bank of the Philippine Islands	144,030	237,810

BDO Unibank, Inc.	184,394	385,035

Bloomberry Resorts Corp.	2,210,600	365,320

Cosco Capital, Inc.	2,744,100	293,455

D&L Industries, Inc.	1,162,500	160,002

First Gen Corp.	319,822	197,961

15	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Philippines (continued)

Globe Telecom, Inc.	10,029	$404,318

International Container Terminal Services, Inc.	133,500	328,719

JG Summit Holdings, Inc.	453,358	571,247

Jollibee Foods Corp.	175,326	646,450

Manila Electric Co.	49,700	269,273

Manila Water Co.(2)	415,800	125,185

Megaworld Corp.	1,361,400	107,772

Metropolitan Bank & Trust Co.	303,732	283,515

Nickel Asia Corp.	1,816,240	176,770

Petron Corp.	2,007,400	147,495

PLDT, Inc.	30,440	830,448

Puregold Price Club, Inc.	337,403	252,133

San Miguel Corp.	82,970	210,735

Semirara Mining & Power Corp.	681,020	173,649

SM Investments Corp.	67,671	1,383,883

SM Prime Holdings, Inc.	1,228,829	899,171

Universal Robina Corp.	375,105	1,052,560

		$11,558,093

Poland — 2.4%

AmRest Holdings SE(2)	39,708	$301,118

Asseco Poland S.A.	47,782	869,779

Bank Polska Kasa Opieki S.A.(2)	18,661	317,611

Budimex S.A.	9,658	836,598

Cyfrowy Polsat S.A.	81,987	671,373

Enea S.A.(2)	80,414	147,458

Eurocash S.A.(1)(2)	317,200	1,162,273

Grupa Azoty S.A.(2)	25,745	199,588

Grupa Lotos S.A.	23,698	244,626

KGHM Polska Miedz S.A.(2)	19,644	988,735

LPP S.A.(2)	815	1,675,726

mBank S.A.(2)	1,863	97,422

Neuca S.A.	662	120,804

Orange Polska S.A.(2)	471,620	830,188

PGE S.A.(2)	134,122	234,211

Polski Koncern Naftowy ORLEN S.A.	77,189	1,156,853

Polskie Gornictwo Naftowe i Gazownictwo S.A.	484,200	732,882

Powszechna Kasa Oszczednosci Bank Polski S.A.(2)	94,583	730,280

Powszechny Zaklad Ubezpieczen S.A.(2)	65,560	523,299

Santander Bank Polska S.A.(2)	5,775	279,453

Tauron Polska Energia S.A.(2)	318,408	238,893

		$12,359,170

Qatar — 1.2%

Aamal Co. QSC	465,350	$109,210

Al Meera Consumer Goods Co.	36,720	202,102

Security	Shares	Value

Qatar (continued)

Barwa Real Estate Co.	438,180	$395,429

Commercial Bank PSQC (The)	112,207	130,848

Gulf International Services QSC(2)	443,811	191,214

Industries Qatar	392,804	1,294,346

Masraf Al Rayan QSC	228,674	274,388

Medicare Group	45,960	110,229

Ooredoo QPSC	210,500	479,750

Qatar Electricity & Water Co. QSC	64,821	315,230

Qatar Gas Transport Co., Ltd.	922,290	831,928

Qatar International Islamic Bank	62,147	151,200

Qatar Islamic Bank	48,537	220,010

Qatar National Bank QPSC	234,986	1,155,468

United Development Co. QSC	396,214	169,354

Vodafone Qatar QSC	422,193	173,131

		$6,203,837

Romania — 0.8%

Banca Transilvania S.A.	1,083,999	$617,362

BRD-Groupe Societe Generale S.A.(2)	71,221	266,084

NEPI Rockcastle PLC	136,380	824,383

OMV Petrom S.A.	11,647,882	1,151,204

Societatea Energetica Electrica S.A.	58,301	189,558

Societatea Nationala de Gaze Naturale ROMGAZ S.A.	87,362	670,350

Transelectrica S.A.	15,017	105,684

Transgaz S.A. Medias	2,688	204,332

		$4,028,957

Russia — 4.8%

Aeroflot PJSC(2)	320,440	$293,589

Alrosa PJSC	275,900	361,371

Detsky Mir PJSC(3)	223,540	420,218

Evraz PLC	50,131	342,766

Federal Grid Co. Unified Energy System PJSC	153,745,440	425,152

Gazprom PJSC ADR	319,540	1,776,296

Globaltrans Investment PLC GDR(5)	56,001	377,013

Inter RAO UES PJSC	14,928,070	1,031,288

LSR Group PJSC GDR(5)	82,952	196,950

Lukoil PJSC ADR	18,549	1,312,797

Magnit PJSC	32,440	2,104,227

Magnitogorsk Iron & Steel Works PJSC	377,300	255,495

Mail.Ru Group, Ltd. GDR(2)(5)	15,136	394,309

MMC Norilsk Nickel PJSC ADR(6)	54,880	1,761,996

MMC Norilsk Nickel PJSC ADR(6)	8,578	277,155

Mobile TeleSystems PJSC	130,217	565,358

Moscow Exchange MICEX-RTS PJSC	84,490	174,461

Novatek PJSC GDR(5)	5,296	883,738

16	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Russia (continued)

Novolipetskiy Metallurgicheskiy Kombinat PAO GDR(5)	11,326	$315,024

OGK-2 PJSC	12,211,000	122,609

PhosAgro PJSC GDR(5)	22,492	351,956

PIK Group PJSC	20,850	194,167

Polymetal International PLC	28,470	614,488

QIWI PLC ADR(1)	22,466	217,696

Rosneft Oil Co. PJSC GDR(5)(6)	3,905	24,203

Rosneft Oil Co. PJSC GDR(5)(6)	92,461	570,572

Rosseti PJSC	8,311,000	175,335

Rostelecom PJSC(2)	178,067	236,678

RusHydro PJSC	62,585,080	645,807

Sberbank of Russia PJSC	322,298	1,094,969

Severstal PAO GDR(5)	25,659	428,478

Sistema PJSFC	807,378	334,262

Surgutneftegas PJSC ADR	85,751	374,022

Surgutneftegas PJSC, PFC Shares	421,400	223,236

Tatneft PJSC ADR	14,679	568,947

Transneft PJSC, PFC Shares	148	279,839

Unipro PJSC	3,687,000	136,917

VEON, Ltd. ADR	112,584	181,260

VTB Bank PJSC	267,370,000	129,142

X5 Retail Group NV GDR(5)(6)	33,518	1,181,760

X5 Retail Group NV GDR(5)(6)	8,586	303,773

Yandex NV, Class A(1)(2)	45,300	2,837,592

		$24,496,911

Saudi Arabia — 5.0%

Abdullah Al Othaim Markets Co.	11,103	$368,604

Advanced Petrochemical Co.	9,504	161,663

Al Hammadi Co. for Development and Investment(2)	31,678	235,638

Al Rajhi Bank	36,453	708,254

Alandalus Property Co.	41,044	234,909

Aldrees Petroleum and Transport Services Co.	7,178	124,292

Alinma Bank(2)	41,348	179,941

Almarai Co. JSC	66,532	954,669

Arabian Centres Co., Ltd.	48,197	304,838

Arriyadh Development Co.	72,620	350,750

Astra Industrial Group(2)	26,471	181,128

Bank AlBilad	13,959	103,147

Banque Saudi Fransi	17,591	157,528

Dallah Healthcare Co.	11,134	162,925

Dar Al Arkan Real Estate Development Co.(2)	293,087	671,325

Dr Sulaiman Al Habib Medical Services Group Co.	40,333	1,238,509

Dur Hospitality Co.	17,800	138,283

Emaar Economic City(2)	217,285	522,825

Etihad Etisalat Co.(2)	51,337	390,909

Security	Shares	Value

Saudi Arabia (continued)

Fawaz Abdulaziz Al Hokair & Co.(2)	30,477	$172,613

Herfy Food Services Co.	12,001	186,064

Jadwa REIT Saudi Fund	21,152	80,500

Jarir Marketing Co.	30,570	1,422,279

Leejam Sports Co. JSC(2)	15,200	298,034

Maharah Human Resources Co.	8,190	166,284

Middle East Healthcare Co.(2)	22,602	208,566

Mobile Telecommunications Co. Saudi Arabia(2)	52,345	191,273

Mouwasat Medical Services Co.	22,928	878,674

National Agriculture Development Co. (The)(2)	22,099	169,324

National Commercial Bank	47,545	546,499

National Gas & Industrialization Co.(2)	12,747	102,841

National Medical Care Co.	8,200	114,738

Rabigh Refining & Petrochemical Co.(2)	28,719	107,004

Riyad Bank	33,722	191,495

SABIC Agri-Nutrients Co.	11,770	290,675

Sahara International Petrochemical Co.	34,099	166,792

Samba Financial Group	24,713	198,308

Saudi Airlines Catering Co.	20,273	414,649

Saudi Arabian Mining Co.(2)	22,495	251,103

Saudi Arabian Oil Co.(3)	319,869	2,961,474

Saudi Basic Industries Corp.	42,981	1,173,703

Saudi British Bank (The)	26,256	187,283

Saudi Ceramic Co.(2)	21,140	273,187

Saudi Chemical Co. Holding(2)	23,815	217,555

Saudi Electricity Co.	300,173	1,770,080

Saudi Ground Services Co.(2)	51,767	429,725

Saudi Industrial Investment Group	24,764	169,740

Saudi Industrial Services Co.	17,935	169,965

Saudi Kayan Petrochemical Co.(2)	59,809	229,449

Saudi Pharmaceutical Industries & Medical Appliances Corp.	19,138	196,275

Saudi Public Transport Co.(2)	35,200	163,985

Saudi Telecom Co.	70,824	2,134,002

Saudia Dairy & Foodstuff Co.	4,476	191,231

Savola Group (The)	62,022	650,019

Seera Group Holding(2)	79,590	384,016

United Electronics Co.	17,042	423,842

United International Transportation Co.	15,846	164,974

Yanbu National Petrochemical Co.	18,600	317,298

		$25,555,655

Slovenia — 0.6%

Cinkarna Celje DD	468	$105,068

KRKA DD	17,069	1,970,716

Luka Koper	4,115	101,726

17	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Slovenia (continued)

Petrol	1,221	$498,094

Pozavarovalnica Sava DD(2)	6,675	159,953

Telekom Slovenije DD	1,849	103,188

Zavarovalnica Triglav DD(2)	6,306	242,451

		$3,181,196

South Africa — 4.9%

African Rainbow Minerals, Ltd.	9,775	$176,196

Anglo American Platinum, Ltd.	3,644	362,525

AngloGold Ashanti, Ltd.	23,304	543,045

Aspen Pharmacare Holdings, Ltd.(2)	132,591	1,251,678

AVI, Ltd.	52,938	263,597

Barloworld, Ltd.(2)	123,543	768,911

Bid Corp., Ltd.	43,400	720,693

Bidvest Group, Ltd. (The)	98,842	1,018,870

Capitec Bank Holdings, Ltd.(1)(2)	2,132	195,157

Clicks Group, Ltd.	36,700	602,992

DataTec, Ltd.(2)	160,600	261,286

Discovery, Ltd.	21,090	178,772

Equites Property Fund, Ltd.	104,000	115,199

Exxaro Resources, Ltd.	85,410	848,372

FirstRand, Ltd.	239,835	753,262

Fortress REIT, Ltd., Class A	395,418	340,854

Foschini Group, Ltd. (The)(2)	27,608	186,306

Gold Fields, Ltd.	51,097	479,105

Growthpoint Properties, Ltd.	976,000	780,022

Harmony Gold Mining Co., Ltd.(2)	39,953	177,215

Hyprop Investments, Ltd.(1)	165,000	270,720

Impala Platinum Holdings, Ltd.	43,462	586,935

Imperial Logistics, Ltd.	60,958	170,558

Kumba Iron Ore, Ltd.	4,760	190,693

Life Healthcare Group Holdings, Ltd.(2)	258,186	329,651

Mediclinic International PLC(2)	175,506	683,139

Mr Price Group, Ltd.	12,155	138,115

MTN Group, Ltd.(1)	330,800	1,364,733

MultiChoice Group, Ltd.	44,057	375,186

Naspers, Ltd., Class N	17,507	4,049,880

Netcare, Ltd.	662,637	585,316

Northam Platinum, Ltd.(2)	22,902	284,521

Pick’n Pay Stores, Ltd.	68,562	241,219

Redefine Properties, Ltd.(1)(2)	1,426,091	313,224

Resilient REIT, Ltd.	80,000	209,572

Reunert, Ltd.(1)	148,479	373,959

Sanlam, Ltd.	28,912	110,165

Sasol, Ltd.(2)	26,893	289,890

Shoprite Holdings, Ltd.	77,515	716,417

Security	Shares	Value

South Africa (continued)

Sibanye Stillwater, Ltd.	109,812	$416,865

SPAR Group, Ltd. (The)	35,131	449,224

Standard Bank Group, Ltd.	16,101	133,481

Telkom S.A. SOC, Ltd.(1)	126,250	280,130

Tiger Brands, Ltd.	30,240	397,457

Truworths International, Ltd.(1)	58,994	173,316

Vodacom Group, Ltd.	170,100	1,387,534

Wilson Bayly Holmes-Ovcon, Ltd.(2)	56,523	307,030

Woolworths Holdings, Ltd.	46,024	136,356

		$24,989,343

South Korea — 4.6%

Alteogen, Inc.(2)	1,032	$121,931

AMOREPACIFIC Corp.	1,675	333,864

AMOREPACIFIC Group	3,776	198,833

Bukwang Pharmaceutical Co., Ltd.	7,850	156,373

Celltrion Healthcare Co., Ltd.(2)	4,045	518,156

Celltrion Pharm, Inc.(2)	1,249	195,144

Celltrion, Inc.(2)	4,022	1,161,000

Cheil Worldwide, Inc.	6,871	118,273

CJ CheilJedang Corp.	423	160,623

CJ ENM Co., Ltd.	525	71,579

CJ Logistics Corp.(2)	1,141	171,072

Coway Co., Ltd.(2)	2,548	158,242

Daewoo Industrial Development Co., Ltd.(2)	3,657	11,917

DL E&C Co., Ltd.(2)	963	95,983

DL Holdings Co., Ltd.	768	41,747

E-MART, Inc.	1,232	180,480

GS Engineering & Construction Corp.	4,785	162,947

GS Holdings Corp.	3,569	115,819

Hana Financial Group, Inc.	4,716	137,492

Hanjin Kal Corp.	2,015	109,781

Hankook Tire and Technology Co., Ltd.	3,779	138,536

Hanmi Pharm Co., Ltd.	910	310,056

Hanwha Solutions Corp.	3,548	157,851

Helixmith Co., Ltd.(2)	6,351	144,686

Hugel, Inc.(2)	1,353	236,809

Hyundai Department Store Co., Ltd.	1,615	112,886

Hyundai Engineering & Construction Co., Ltd.	4,384	157,497

Hyundai Glovis Co., Ltd.	758	128,543

Hyundai Heavy Industries Holdings Co., Ltd.	522	109,690

Hyundai Mobis Co., Ltd.	1,774	502,732

Hyundai Motor Co.	3,829	780,700

Hyundai Steel Co.	3,449	119,329

Kakao Corp.(2)	1,323	519,736

Kangwon Land, Inc.	5,706	119,926

18	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

South Korea (continued)

KB Financial Group, Inc.(2)	3,231	$116,656

Kia Motors Corp.	5,941	435,405

Korea Electric Power Corp.(2)	4,640	94,679

Korea Shipbuilding & Offshore Engineering Co., Ltd.(2)	1,749	146,500

Korea Zinc Co., Ltd.	591	213,248

KT&G Corp.(2)	5,452	390,072

Kumho Petrochemical Co., Ltd.	743	163,211

LG Chem, Ltd.	852	694,936

LG Corp.	4,000	353,706

LG Electronics, Inc.	3,189	435,373

LG Household & Health Care, Ltd.	353	491,398

LG Uplus Corp.	7,151	76,287

Lotte Chemical Corp.	814	189,308

Lotte Corp.	2,725	78,994

MedPacto, Inc.(2)	1,418	97,119

Medytox, Inc.	1,454	157,700

Mezzion Pharma Co., Ltd.(2)	1,299	155,223

Naver Corp.	3,055	932,176

NCsoft Corp.	372	315,177

NHN Corp.(2)	1,349	84,017

Nong Shim Co., Ltd.	592	149,207

Orion Corp. of Republic of Korea	1,268	135,934

POSCO	2,031	445,816

S-Oil Corp.	3,651	222,799

S1 Corp.	1,533	110,503

Samsung Biologics Co., Ltd.(2)(3)	829	586,927

Samsung C&T Corp.	2,297	266,175

Samsung Electro-Mechanics Co., Ltd.	1,243	226,087

Samsung Electronics Co., Ltd.	60,082	4,392,413

Samsung Heavy Industries Co., Ltd.(2)	11,850	65,737

Samsung SDI Co., Ltd.	823	537,667

Samsung SDS Co., Ltd.	1,370	238,565

Seegene, Inc.	1,630	237,803

Shinhan Financial Group Co., Ltd.(2)	4,669	128,045

Shinsegae, Inc.	727	151,878

SK Holdings Co., Ltd.	1,250	347,351

SK Hynix, Inc.	6,250	682,378

SK Innovation Co., Ltd.	3,846	960,135

SK Telecom Co., Ltd.	1,060	231,174

Yuhan Corp.	3,861	226,468

Zyle Motor Sales Corp.(2)	5,113	5,485

		$23,729,965

Sri Lanka — 0.6%

Ceylon Tobacco Co. PLC	38,480	$221,749

Chevron Lubricants Lanka PLC	343,215	198,598

Security	Shares	Value

Sri Lanka (continued)

Commercial Bank of Ceylon PLC	340,279	$179,587

Dialog Axiata PLC	2,513,619	167,013

Hatton National Bank PLC	218,856	177,397

Hemas Holdings PLC	285,028	144,823

John Keells Holdings PLC	1,335,887	1,180,699

Lanka IOC PLC	537,378	74,700

Melstacorp PLC	1,431,058	498,922

National Development Bank PLC	184,215	94,546

Sampath Bank PLC	170,952	181,560

Teejay Lanka PLC	836,829	195,317

		$3,314,911

Taiwan — 4.7%

AcBel Polytech, Inc.	287,000	$288,026

Accton Technology Corp.	20,000	191,982

Acer, Inc.	119,519	115,095

Advantech Co., Ltd.	18,697	230,556

AirTAC International Group	10,178	362,125

ASE Technology Holding Co., Ltd.	48,561	159,907

Asustek Computer, Inc.	18,325	187,256

AU Optronics Corp.(2)	187,837	98,772

Catcher Technology Co., Ltd.	20,183	142,322

Cathay Financial Holding Co., Ltd.	96,916	137,854

Center Laboratories, Inc.	195,079	416,728

Cheng Shin Rubber Industry Co., Ltd.	257,672	366,829

China Motor Corp.(2)	112,926	186,927

China Steel Corp.	497,734	407,506

Chunghwa Telecom Co., Ltd.	346,746	1,338,331

Compal Electronics, Inc.	260,345	199,132

CTBC Financial Holding Co., Ltd.	171,275	116,032

Delta Electronics, Inc.	23,151	233,028

E.Sun Financial Holding Co., Ltd.	133,890	112,834

Eclat Textile Co., Ltd.	18,159	262,388

EVA Airways Corp.	463,861	207,666

Evergreen International Storage & Transport Corp.	354,000	196,975

Evergreen Marine Corp.(2)	329,441	366,159

Far Eastern Department Stores, Ltd.	212,990	163,463

Far Eastern New Century Corp.	386,695	358,146

Far EasTone Telecommunications Co., Ltd.	139,084	297,848

Feng Hsin Steel Co., Ltd.	71,260	160,063

First Financial Holding Co., Ltd.	158,120	113,926

Formosa Chemicals & Fibre Corp.	135,014	373,136

Formosa Petrochemical Corp.	146,320	464,321

Formosa Plastics Corp.	171,183	531,612

Formosa Taffeta Co., Ltd.	182,149	189,002

Fubon Financial Holding Co., Ltd.	77,596	125,993

19	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)

Giant Manufacturing Co., Ltd.	36,208	$351,303

Great Wall Enterprise Co., Ltd.	151,102	259,993

Hiwin Technologies Corp.	26,082	367,906

Hon Hai Precision Industry Co., Ltd.	131,443	522,763

Hota Industrial Manufacturing Co., Ltd.	62,659	255,545

Hotai Motor Co., Ltd.	22,000	443,323

Inventec Corp.	178,966	148,592

Kenda Rubber Industrial Co., Ltd.	139,902	159,589

Largan Precision Co., Ltd.	1,795	187,884

MediaTek, Inc.	17,462	545,402

Mega Financial Holding Co., Ltd.	128,303	128,862

Merida Industry Co., Ltd.	17,657	166,820

Nan Kang Rubber Tire Co., Ltd.	95,253	128,094

Nan Ya Plastics Corp.	236,214	553,485

Novatek Microelectronics Corp.	9,000	126,203

Pegatron Corp.	92,028	257,517

PharmaEssentia Corp.(2)	45,064	145,372

Pou Chen Corp.	151,819	151,515

Powertech Technology, Inc.	59,865	207,574

President Chain Store Corp.	57,664	549,448

Quanta Computer, Inc.	42,508	122,292

Radium Life Tech Co., Ltd.	1	0

Realtek Semiconductor Corp.	13,002	209,158

Ruentex Development Co., Ltd.	56,790	78,371

Sanyang Motor Co., Ltd.	224,866	252,436

St. Shine Optical Co., Ltd.	22,000	208,099

Tainan Spinning Co., Ltd.	224,822	100,996

Taiwan Cement Corp.	156,441	223,920

Taiwan Mobile Co., Ltd.	136,296	467,981

Taiwan Semiconductor Manufacturing Co., Ltd.	202,369	4,276,743

Teco Electric & Machinery Co., Ltd.	120,000	114,859

Tong Yang Industry Co., Ltd.	105,608	134,910

TTY Biopharm Co., Ltd.	194,096	424,049

Tung Ho Steel Enterprise Corp.	118,060	132,204

Uni-President Enterprises Corp.	378,831	919,588

United Microelectronics Corp.	156,090	279,676

Walsin Lihwa Corp.	462,000	271,081

Wan Hai Lines, Ltd.	72,962	111,156

Wei Chuan Foods Corp.	179,000	128,343

Win Semiconductors Corp.	16,000	234,894

Xxentria Technology Materials Corp.	143,700	294,793

Yageo Corp.	13,000	265,393

Yang Ming Marine Transport(2)	179,621	126,473

Yieh Phui Enterprise Co., Ltd.(2)	212,046	85,743

		$24,222,288

Security	Shares	Value

Thailand — 4.9%

Advanced Info Service PCL(7)	153,900	$882,688

Airports of Thailand PCL(7)	669,800	1,325,955

Asset World Corp. PCL(7)	2,001,200	306,175

Bangkok Bank PCL(7)	68,500	258,678

Bangkok Chain Hospital PCL(7)	974,100	471,916

Bangkok Dusit Medical Services PCL(7)	2,541,100	1,753,151

Bangkok Expressway & Metro PCL(7)	1,065,400	289,505

Bangkok Land PCL(7)	4,163,800	143,292

Banpu PCL(7)	365,500	126,266

BTS Group Holdings PCL(7)	1,082,800	341,107

Bumrungrad Hospital PCL(7)	234,200	979,272

Carabao Group PCL(7)	27,500	133,028

Central Pattana PCL(7)	255,500	416,435

Central Retail Corp. PCL(2)(7)	729,066	745,356

CH. Karnchang PCL(2)(7)	187,120	95,950

Charoen Pokphand Foods PCL(7)	412,400	374,576

Chularat Hospital PCL(7)	3,228,500	280,458

CP ALL PCL(2)(7)	390,200	744,863

Delta Electronics (Thailand) PCL(7)	195,200	3,427,191

Electricity Generating PCL(7)	35,200	209,109

Energy Absolute PCL(7)	157,000	339,242

Global Power Synergy PCL(7)	92,100	239,814

Gulf Energy Development PCL(7)	396,400	442,539

Hana Microelectronics PCL(7)	287,900	515,066

Home Product Center PCL(7)	945,455	431,139

Indorama Ventures PCL(7)	365,900	426,145

IRPC PCL(7)	2,001,600	226,028

Jasmine International PCL(7)	2,514,300	253,321

Jay Mart PCL(7)	333,000	249,228

Kasikornbank PCL(7)	86,600	365,576

KCE Electronics PCL(7)	281,900	515,753

Land & Houses PCL(7)	862,500	223,856

Mega Lifesciences PCL(7)	324,800	437,997

Minor International PCL(2)(7)	585,044	483,003

Pruksa Holding PCL(7)	518,200	212,401

PTG Energy PCL(7)	277,800	159,645

PTT Exploration & Production PCL(7)	209,398	719,030

PTT Global Chemical PCL(7)	291,500	571,545

PTT PCL(7)	1,024,200	1,284,904

Quality House PCL(7)	2,194,346	171,257

Ratch Group PCL(7)	86,900	143,339

Samart Corp. PCL(7)	556,600	119,760

Siam Cement PCL(7)	51,600	650,240

Siam City Cement PCL(7)	39,783	180,301

Siam Commercial Bank PCL(7)	113,600	356,074

Siam Global House PCL(7)	581,522	402,149

20	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Thailand (continued)

Sino-Thai Engineering & Construction PCL(7)	251,357	$98,738

Sri Trang Agro-Industry PCL(7)	201,600	202,072

Thai Beverage PCL(7)	772,600	478,386

Thai Oil PCL(7)	122,400	221,219

Total Access Communication PCL(7)	197,600	213,927

True Corp. PCL(7)	2,633,690	280,666

VGI PCL(7)	729,400	162,324

WHA Corp. PCL(7)	1,909,300	191,571

		$25,273,226

Tunisia — 0.6%

Attijari Bank(2)	12,409	$116,604

Banque de Tunisie(2)	137,839	320,712

Banque Internationale Arabe de Tunisie(2)	4,129	141,896

Banque Nationale Agricole(2)	65,193	190,257

Carthage Cement(2)	597,550	414,141

Euro Cycles S.A.	20,636	197,635

Poulina Group	121,415	449,294

Societe d’Articles Hygieniques S.A.	54,642	245,540

Societe Frigorifique et Brasserie de Tunis S.A.	102,438	718,436

Telnet Holding	80,460	244,854

Union Internationale de Banques S.A.(2)	15,493	90,649

		$3,130,018

Turkey — 2.4%

AG Anadolu Grubu Holding AS(2)	29,984	$111,127

Akbank T.A.S.(2)	173,896	150,478

Aksa Akrilik Kimya Sanayii AS	115,402	230,135

Anadolu Efes Biracilik ve Malt Sanayii AS	70,980	240,146

Arcelik AS(2)	105,751	475,748

Aselsan Elektronik Sanayi Ve Ticaret AS	123,586	291,826

Aygaz AS	214,571	531,766

Bera Holding AS(2)	64,248	179,578

BIM Birlesik Magazalar AS	79,132	778,763

EGE Endustri VE Ticaret AS	780	178,653

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	844,248	277,839

Enka Insaat ve Sanayi AS	223,270	237,126

Eregli Demir ve Celik Fabrikalari TAS	253,414	495,181

Ford Otomotiv Sanayi AS	36,741	720,087

Haci Omer Sabanci Holding AS	124,627	178,645

Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(2)	90,659	156,456

Is Gayrimenkul Yatirim Ortakligi AS(2)	294,820	97,783

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(2)	319,727	291,089

KOC Holding AS	181,039	495,759

Security	Shares	Value

Turkey (continued)

Koza Altin Isletmeleri AS(2)	11,612	$182,217

Koza Anadolu Metal Madencilik Isletmeleri AS(2)	96,193	202,236

Logo Yazilim Sanayi Ve Ticaret AS(2)	16,770	317,562

Mavi Giyim Sanayi Ve Ticaret AS, Class B(2)(3)	16,665	120,342

Migros Ticaret AS(2)	29,279	176,085

MLP Saglik Hizmetleri AS(2)(3)	115,614	359,949

Petkim Petrokimya Holding AS(2)	333,696	228,126

Selcuk Ecza Deposu Ticaret ve Sanayi AS	167,309	290,987

Tofas Turk Otomobil Fabrikasi AS	72,038	354,772

Turk Hava Yollari AO(2)	136,076	224,489

Turk Telekomunikasyon AS	271,014	292,016

Turkcell Iletisim Hizmetleri AS	536,300	1,174,412

Turkiye Garanti Bankasi AS(2)	132,898	168,345

Turkiye Is Bankasi AS, Class C(2)	182,514	152,270

Turkiye Petrol Rafinerileri AS(2)	111,203	1,503,321

Turkiye Sise ve Cam Fabrikalari AS	252,910	249,128

Ulker Biskuvi Sanayi AS(2)	45,810	141,203

Vestel Elektronik Sanayi ve Ticaret AS(2)	32,694	116,683

		$12,372,328

United Arab Emirates — 1.2%

Abu Dhabi Commercial Bank PJSC	244,653	$427,662

Agthia Group PJSC	54,046	77,829

Air Arabia PJSC	617,797	213,968

Aldar Properties PJSC	448,750	426,569

Dana Gas PJSC	1,146,811	212,108

Dubai Investments PJSC	551,381	247,685

Dubai Islamic Bank PJSC	185,711	253,640

DXB Entertainments PJSC(2)	2,622,754	58,928

Emaar Development PJSC(2)	214,000	170,758

Emaar Malls PJSC(2)	290,300	142,690

Emaar Properties PJSC(2)	501,217	517,232

Emirates Telecommunications Group Co. PJSC	370,519	2,001,072

First Abu Dhabi Bank PJSC	279,636	1,140,721

Network International Holdings PLC(2)(3)	54,200	252,510

RAK Properties PJSC	762,162	119,944

		$6,263,316

Vietnam — 1.1%

Bank for Foreign Trade of Vietnam JSC	71,355	$286,642

Bao Viet Holdings	76,930	187,671

FLC Faros Construction JSC(2)	2	0

Hoa Phat Group JSC	768,644	1,299,526

Hoang Anh Gia Lai International Agriculture JSC(2)	107,600	52,129

Kinh Bac City Development Share Holding Corp.(2)	60	95

21	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Vietnam (continued)

Masan Group Corp.	100,680	$371,947

No Va Land Investment Group Corp.(2)	68,640	238,557

PetroVietnam Drilling & Well Services JSC(2)	156,985	119,599

PetroVietnam Gas JSC	74,340	244,626

PetroVietnam Technical Services Corp.	141,700	101,620

Phu Nhuan Jewelry JSC	3	12

Saigon Beer Alcohol Beverage Corp.	24,110	168,692

Vietjet Aviation JSC(2)	150,066	817,997

Vietnam Dairy Products JSC	157,192	698,849

Vincom Retail JSC(2)	131,380	181,746

Vingroup JSC(2)	137,687	591,810

Vinhomes JSC(2)(3)	103,000	415,505

		$5,777,023

Total Common Stocks (identified cost $389,655,172)		$512,581,799

Rights (2) — 0.0%(8)
Security	Shares	Value

Banque Nationale Agricole, Exp. 4/15/49	50	$3

Hanwha Solutions Corp., Exp. 2/25/21	555	2,431

No Va Land Investment Group Corp., Exp. 3/9/21	68,640	4,919

Societe Frigorifique et Brasserie de Tunis S.A., Exp. 7/20/50	3	0

Telnet Holding, Exp. 7/1/49	6	0

Total Rights (identified cost $0)		$7,353

Short-Term Investments — 0.3%
Description	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(9)	1,561,493	$1,561,493

Total Short-Term Investments (identified cost $1,561,493)		$1,561,493

Total Investments — 100.0% (identified cost $391,216,665)		$514,150,645

Other Assets, Less Liabilities — 0.0%(8)		$17,557

Net Assets — 100.0%		$514,168,202

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at January 31, 2021. The aggregate market value of securities on loan at January 31, 2021 was $10,205,813.

(2)	Non-income producing security.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2021, the aggregate value of these securities is $13,333,047 or 2.6% of the Fund’s net assets.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At January 31, 2021, the aggregate value of these securities is $6,509,920 or 1.3% of the Fund’s net assets.

(6)	Securities are traded on separate exchanges for the same entity.

(7)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(8)	Amount is less than 0.05%.

(9)	Represents investment of cash collateral received in connection with securities lending.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	12.1%	$62,119,423

Materials	10.6	54,233,114

Consumer Staples	10.3	53,131,004

Industrials	10.1	51,996,813

Communication Services	10.0	51,483,871

Consumer Discretionary	9.9	51,053,885

Information Technology	9.5	48,641,309

Health Care	8.9	45,676,424

Energy	8.7	44,535,384

Real Estate	5.0	25,843,063

Utilities	4.6	23,874,862

Short-Term Investments	0.3	1,561,493

Total Investments	100.0%	$514,150,645

Abbreviations:

ADR	–	American Depositary Receipt

GDR	–	Global Depositary Receipt

PCL	–	Public Company Ltd.

PFC Shares	–	Preference Shares

22	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Statement of Assets and Liabilities

Assets	January 31, 2021

Unaffiliated investments, at value including $10,205,813 of securities on loan (identified cost, $391,216,665)	$514,150,645

Cash	1,202,202

Foreign currency, at value (identified cost, $3,712,882)	3,463,373

Dividends receivable	402,391

Receivable for investments sold	189,451

Receivable for Fund shares sold	294,788

Securities lending income receivable	4,171

Tax reclaims receivable	67,402

Total assets	$519,774,423

Liabilities

Collateral for securities loaned	$1,561,493

Payable for investments purchased	80,549

Payable for Fund shares redeemed	1,795,856

Payable to affiliates:

Investment adviser fee	393,231

Administration fee	69,761

Distribution and service fees	10,630

Accrued foreign capital gains taxes	836,865

Accrued expenses	857,836

Total liabilities	$5,606,221

Net Assets	$514,168,202

Sources of Net Assets

Paid-in capital	$739,294,613

Accumulated loss	(225,126,411)

Total	$514,168,202

Investor Class Shares

Net Assets	$45,629,303

Shares Outstanding	3,101,736

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.71

Class C Shares

Net Assets	$592,030

Shares Outstanding	40,906

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$14.47

Institutional Class Shares

Net Assets	$383,983,508

Shares Outstanding	26,103,578

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.71

Class R6 Shares

Net Assets	$83,963,361

Shares Outstanding	5,714,245

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.69

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

23	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Statement of Operations

Investment Income	Year Ended January 31, 2021

Dividends (net of foreign taxes, $1,971,130)	$18,634,292

Interest	23

Securities lending income, net	106,170

Other income	22,148

Total investment income	$18,762,633

Expenses

Investment adviser fee	$5,237,982

Administration fee	935,439

Distribution and service fees

Investor Class	172,258

Class C	15,771

Trustees’ fees and expenses	30,472

Custodian fee	785,017

Transfer and dividend disbursing agent fees	499,914

Legal and accounting services	175,572

Printing and postage	79,978

Registration fees	85,109

Interest expense and fees	75,719

Miscellaneous	94,078

Total expenses	$8,187,309

Net investment income	$10,575,324

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $97,762)	$(28,359,771)

Foreign currency transactions	(1,501,307)

Net realized loss	$(29,861,078)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $228,513)	$(19,764,694)

Foreign currency	(188,798)

Net change in unrealized appreciation (depreciation)	$(19,953,492)

Net realized and unrealized loss	$(49,814,570)

Net decrease in net assets from operations	$(39,239,246)

24	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$10,575,324	$33,480,366

Net realized gain (loss)	(29,861,078)	25,937,211

Net change in unrealized appreciation (depreciation)	(19,953,492)	(63,992,378)

Net decrease in net assets from operations	$(39,239,246)	$(4,574,801)

Distributions to shareholders —

Investor Class	$(517,127)	$(3,563,992)

Class C	(2,636)	(71,989)

Institutional Class	(6,548,939)	(26,125,933)

Class R6	(1,365,394)	(1,708,275)

Total distributions to shareholders	$(8,434,096)	$(31,470,189)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$19,968,785	$22,407,787

Class C	7,509	25,393

Institutional Class	113,192,804	101,088,906

Class R6	57,809,024	13,876,477

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	473,732	3,415,839

Class C	2,299	67,952

Institutional Class	4,692,336	19,632,098

Class R6	1,365,394	1,688,797

Cost of shares redeemed

Investor Class	(102,246,783)	(58,261,381)

Class C	(2,368,248)	(1,054,357)

Institutional Class	(563,557,711)	(490,943,703)

Class R6	(31,591,503)	(53,323,266)

Net asset value of shares converted

Investor Class	847,874	707,712

Class C	(847,874)	(707,712)

Net decrease in net assets from Fund share transactions	$(502,252,362)	$(441,379,458)

Net decrease in net assets	$(549,925,704)	$(477,424,448)

Net Assets

At beginning of year	$1,064,093,906	$1,541,518,354

At end of year	$514,168,202	$1,064,093,906

25	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Financial Highlights

	Investor Class

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.870	$14.280	$16.850	$13.340	$10.990

Income (Loss) From Operations

Net investment income(1)	$0.213	$0.326	$0.283	$0.223	$0.179

Net realized and unrealized gain (loss)	0.786 (2)	(0.376)	(2.570)	3.650	2.364

Total income (loss) from operations	$0.999	$(0.050)	$(2.287)	$3.873	$2.543

Less Distributions

From net investment income	$(0.159)	$(0.360)	$(0.283)	$(0.363)	$(0.193)

Total distributions	$(0.159)	$(0.360)	$(0.283)	$(0.363)	$(0.193)

Net asset value — End of year	$14.710	$13.870	$14.280	$16.850	$13.340

Total Return(3)	7.23%	(0.46)%	(13.43)%	29.33%	23.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$45,629	$136,829	$172,773	$400,814	$520,939

Ratios (as a percentage of average daily net assets):

Expenses	1.55%	1.45%	1.44%	1.37%	1.38%

Net investment income	1.74%	2.30%	1.89%	1.52%	1.44%

Portfolio Turnover	19%	2%	2%	3%	6%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

26	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Financial Highlights — continued

	Class C

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.620	$14.010	$16.530	$13.120	$10.840

Income (Loss) From Operations

Net investment income(1)	$0.116	$0.220	$0.146	$0.096	$0.083

Net realized and unrealized gain (loss)	0.755 (2)	(0.379)	(2.484)	3.580	2.340

Total income (loss) from operations	$0.871	$(0.159)	$(2.338)	$3.676	$2.423

Less Distributions

From net investment income	$(0.021)	$(0.231)	$(0.182)	$(0.266)	$(0.143)

Total distributions	$(0.021)	$(0.231)	$(0.182)	$(0.266)	$(0.143)

Net asset value — End of year	$14.470	$13.620	$14.010	$16.530	$13.120

Total Return(3)	6.42%	(1.21)%	(14.10)%	28.32%	22.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$592	$4,094	$5,885	$10,152	$9,209

Ratios (as a percentage of average daily net assets):

Expenses	2.30%	2.20%	2.19%	2.12%	2.13%

Net investment income	0.96%	1.59%	1.01%	0.66%	0.68%

Portfolio Turnover	19%	2%	2%	3%	6%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

27	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Financial Highlights — continued

	Institutional Class

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.900	$14.310	$16.910	$13.400	$11.040

Income (Loss) From Operations

Net investment income(1)	$0.210	$0.367	$0.304	$0.245	$0.212

Net realized and unrealized gain (loss)	0.827 (2)	(0.378)	(2.565)	3.673	2.375

Total income (loss) from operations	$1.037	$(0.011)	$(2.261)	$3.918	$2.587

Less Distributions

From net investment income	$(0.227)	$(0.399)	$(0.339)	$(0.408)	$(0.227)

Total distributions	$(0.227)	$(0.399)	$(0.339)	$(0.408)	$(0.227)

Net asset value — End of year	$14.710	$13.900	$14.310	$16.910	$13.400

Total Return(3)	7.50%	(0.20)%	(13.20)%	29.56%	23.64%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$383,984	$868,666	$1,268,618	$2,030,663	$1,884,610

Ratios (as a percentage of average daily net assets):

Expenses	1.30%	1.20%	1.19%	1.12%	1.13%

Net investment income	1.68%	2.59%	2.04%	1.65%	1.68%

Portfolio Turnover	19%	2%	2%	3%	6%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

28	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.890	$14.300	$16.910	$13.400	$11.040

Income (Loss) From Operations

Net investment income(1)	$0.228	$0.379	$0.380	$0.249	$0.225

Net realized and unrealized gain (loss)	0.813 (2)	(0.379)	(2.639)	3.676	2.370

Total income (loss) from operations	$1.041	$—	$(2.259)	$3.925	$2.595

Less Distributions

From net investment income	$(0.241)	$(0.410)	$(0.351)	$(0.415)	$(0.235)

Total distributions	$(0.241)	$(0.410)	$(0.351)	$(0.415)	$(0.235)

Net asset value — End of year	$14.690	$13.890	$14.300	$16.910	$13.400

Total Return(3)	7.45%	(0.13)%	(13.18)%	29.69%	23.71%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$83,963	$54,504	$94,243	$601,629	$539,794

Ratios (as a percentage of average daily net assets):

Expenses	1.21%	1.14%	1.13%	1.07%	1.08%

Net investment income	1.83%	2.67%	2.48%	1.67%	1.79%

Portfolio Turnover	19%	2%	2%	3%	6%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

29	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Investor Class, Institutional Class and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Investor Class shares ten years after their purchase and, effective November 5, 2020, automatically convert to Investor Class shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended January 31, 2020, the Fund received approximately $22,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued.

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

30

Parametric

Emerging Markets Fund

January 31, 2021

Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of January 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31,
	2021	2020

Ordinary income	$8,434,096	$31,470,189

During the year ended January 31, 2021, accumulated loss was increased by $2,247,016 and paid-in capital was increased by $2,247,016 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

31

Parametric

Emerging Markets Fund

January 31, 2021

Notes to Financial Statements — continued

As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$15,729

Deferred capital losses	$(334,221,137)

Net unrealized appreciation	$109,078,997

At January 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $334,221,137 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2021, $334,221,137 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$403,978,200

Gross unrealized appreciation	$189,458,393

Gross unrealized depreciation	(79,285,948)

Net unrealized appreciation	$110,172,445

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% on net assets of $500 million but less than $1 billion, 0.775% on net assets of $1 billion but less than $2.5 billion, 0.75% on net assets of $2.5 billion but less than $5 billion, 0.73% on net assets of $5 billion but less than $7.5 billion and 0.71% on net assets of $7.5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended January 31, 2021, the investment adviser fee amounted to $5,237,982 or 0.84% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended January 31, 2021, the administration fee amounted to $935,439.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2021, EVM earned $5,866 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended January 31, 2021, Parametric reimbursed the Fund $63,809 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2021 amounted to $172,258 for Investor Class shares.

32

Parametric

Emerging Markets Fund

January 31, 2021

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2021, the Fund paid or accrued to EVD $11,828 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2021 amounted to $3,943 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2021, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $115,755,958 and $614,948,792, respectively, for the year ended January 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Investor Class	2021	2020

Sales	1,768,073	1,591,889

Issued to shareholders electing to receive payments of distributions in Fund shares	33,222	235,413

Redemptions	(8,628,672)	(4,111,999)

Converted from Class C shares	64,738	49,295

Net decrease	(6,762,639)	(2,235,402)

	Year Ended January 31,
Class C	2021	2020

Sales	615	1,831

Issued to shareholders electing to receive payments of distributions in Fund shares	185	4,765

Redemptions	(194,163)	(75,626)

Converted to Investor Class shares	(66,255)	(50,449)

Net decrease	(259,618)	(119,479)

33

Parametric

Emerging Markets Fund

January 31, 2021

Notes to Financial Statements — continued

	Year Ended January 31,
Institutional Class	2021	2020

Sales	9,494,655	7,138,019

Issued to shareholders electing to receive payments of distributions in Fund shares	326,892	1,350,213

Redemptions	(46,196,534)	(34,644,045)

Net decrease	(36,374,987)	(26,155,813)

	Year Ended January 31,
Class R6	2021	2020

Sales	4,381,694	981,777

Issued to shareholders electing to receive payments of distributions in Fund shares	94,763	116,228

Redemptions	(2,685,140)	(3,763,784)

Net increase (decrease)	1,791,317	(2,665,779)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average annual interest rate (excluding fees) for the year ended January 31, 2021 were $4,335,519 and 1.54%, respectively.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At January 31, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $10,205,813 and $10,875,897, respectively. Collateral received was comprised of cash of $1,561,493 and U.S. government and/or agencies securities of $9,314,404. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

34

Parametric

Emerging Markets Fund

January 31, 2021

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of January 31, 2021.

	Remaining Contractual Maturity of the Transactions				Total
	Overnight and Continuous	<30 days	30 to 90 days	>90 days

Common Stocks	$1,561,493	$—	$—	$—	$1,561,493

The carrying amount of the liability for collateral for securities loaned at January 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2021.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Asia/Pacific	$12,227,185	$238,447,861		$99,420	$250,774,466

Emerging Europe	4,121,412	74,088,101		0	78,209,513

Latin America	63,562,680	12,204,618		—	75,767,298

Middle East/Africa	3,505,875	99,750,309		4,574,338	107,830,522

Total Common Stocks	$83,417,152	$424,490,889	**	$4,673,758	$512,581,799

Rights	$3	$7,350		$—	$7,353

Short-Term Investments	1,561,493	—		—	1,561,493

Total Investments	$84,978,648	$424,498,239		$4,673,758	$514,150,645

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended January 31, 2021 is not presented.

35

Parametric

Emerging Markets Fund

January 31, 2021

Notes to Financial Statements — continued

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. Trading in certain foreign markets is also subject to liquidity risk. Political events in foreign countries may cause market disruptions.

The risks of foreign investments can be more significant in emerging markets. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries. Securities markets within emerging market countries may experience low or non-existent trading volume. Governmental actions can have a significant effect on the economic conditions in emerging market countries. In particular, trade disputes may result in governmental actions, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility. These foregoing risks may be even greater in frontier markets.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement were approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

36

Parametric

Emerging Markets Fund

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Emerging Markets Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Emerging Markets Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Parametric

Emerging Markets Fund

January 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended January 31, 2021, the Fund designates approximately $10,372,456, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

38

Parametric

Emerging Markets Fund

January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric Emerging Markets Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric Emerging Markets Fund	Eaton Vance Management	Parametric Portfolio Associates LLC

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

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Parametric

Emerging Markets Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

40

Parametric

Emerging Markets Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

41

Parametric

Emerging Markets Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered

42

Parametric

Emerging Markets Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

43

Parametric

Emerging Markets Fund

January 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

44

Parametric

Emerging Markets Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

45

Parametric

Emerging Markets Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2774    1.31.21

Parametric

International Equity Fund

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2021

Parametric

International Equity Fund

Parametric

International Equity Fund

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed equity markets outside the U.S., as measured by the MSCI EAFE Index (the Index), delivered solid returns during the 12-month period ended January 31, 2021. Returns were broadly positive, with only four of the 23 countries within the index delivering negative results.

The strong year-end results masked underlying volatility during the period. International equities experienced two starkly different performance regimes over the 2020 calendar year. The first quarter brought panicked selling as investors reacted to the many unknowns of the coronavirus. Sentiment improved later in March, rather resoundingly. In the second quarter, local equities advanced in all member countries as stocks rebounded. Governments gradually began to lift stay-at-home orders and business shutdowns, which positively shifted investor sentiment and resulted in rising worldwide equity prices. Additionally, central banks took interventional measures utilizing a variety of monetary policy tools to backstop domestic economies and aid a stressed citizenry facing unprecedented spikes in unemployment. Following gains in July and the best August returns in years, equities sold-off in September as an uptick in new Covid-19 cases popped up across the globe spurring new restrictions and shutdown precautions. Announcements of vaccine approvals and the conclusion of the U.S. Presidential election pushed November returns to historic levels, which persisted into December. The market turned downward slightly in January to end the period.

Fund Performance

For the 12-month period ended January 31, 2021, the Parametric International Equity Fund (the Fund) had a total return of 10.35% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the Index, which had a total return of 8.94% for the same period.

Factors contributing to the Fund’s performance relative to the Index included the Fund’s underweight to the U.K. The combination of local challenges emanating from Covid-19 and the sluggish pace of trade negotiations with the European Union stifled much of the potential rebound for British equities. Additionally, the Fund’s sector allocation process in Switzerland boosted relative results due to overweight positions in information technology and consumer discretionary. The Fund’s sector diversification within Norway also contributed.

Factors detracting from the Fund’s performance relative to the Index included an underweight to Japan. Japanese equities flourished relative to larger, developed market peers as the country proved more resilient amid the second wave of virus outbreaks later in the year. An overweight to Spain also weighed on relative results. The country experienced a broad-based sell-off following a disheartening spike in new virus cases during the latter part of the year. The Fund’s sector diversification process within Portugal also detracted from relative performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

International Equity Fund

January 31, 2021

Performance2,3

Portfolio Managers Thomas C. Seto, Paul Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	04/01/2010	04/01/2010	10.35%	9.14%	5.79%
Class A with 5.75% Maximum Sales Charge	—	—	4.04	7.85	5.16
Institutional Class at NAV	04/01/2010	04/01/2010	10.75	9.42	6.07
Class R at NAV	08/10/2015	04/01/2010	10.20	8.87	5.65
Class R6 at NAV	08/10/2015	04/01/2010	10.75	9.43	6.08

MSCI EAFE Index	—	—	8.94%	8.83%	5.15%

% Total Annual Operating Expense Ratios[4]		Class A	Institutional Class	Class R	Class R6

Gross		0.81%	0.56%	1.06%	0.53%
Net		0.75	0.50	1.00	0.47

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Institutional Class	$50,000	01/31/2011	$90,191	N.A.
Class R	$10,000	01/31/2011	$17,327	N.A.
Class R6	$1,000,000	01/31/2011	$1,805,822	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

International Equity Fund

January 31, 2021

Fund Profile

Sector Allocation (% of net assets)5

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)5

Nestle S.A.	1.2%

Cie Financiere Richemont S.A.	0.9

TOTAL SE	0.9

Air Liquide S.A.	0.8

ASML Holding NV	0.8

SAP SE	0.7

Sanofi	0.7

Deutsche Telekom AG	0.7

BASF SE	0.6

CSL, Ltd.	0.5

Total	7.8%

See Endnotes and Additional Disclosures in this report.

4

Parametric

International Equity Fund

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R is linked to Class A and the performance of Class R6 is linked to Institutional Class. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Diversification cannot ensure a profit or eliminate the risk of loss.

5

Parametric

International Equity Fund

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,161.20	$4.07	**	0.75%
Institutional Class	$1,000.00	$1,162.50	$2.72	**	0.50%
Class R	$1,000.00	$1,160.00	$5.43	**	1.00%
Class R6	$1,000.00	$1,162.50	$2.55	**	0.47%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.81	**	0.75%
Institutional Class	$1,000.00	$1,022.60	$2.54	**	0.50%
Class R	$1,000.00	$1,020.10	$5.08	**	1.00%
Class R6	$1,000.00	$1,022.80	$2.39	**	0.47%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments

Common Stocks — 98.7%
Security	Shares	Value

Australia — 8.6%

Abacus Property Group	53,600	$111,039

AGL Energy, Ltd.	148,900	1,301,617

Alumina, Ltd.	71,500	91,781

AMA Group, Ltd.(1)(2)	248,700	121,976

Ampol, Ltd.	36,100	718,753

ARB Corp., Ltd.(1)	10,500	280,440

ASX, Ltd.	7,100	387,958

Atlas Arteria, Ltd.	64,200	309,426

Atlassian Corp. PLC, Class A(2)	10,500	2,426,865

Aurizon Holdings, Ltd.	129,400	364,997

AusNet Services	790,600	1,040,739

Austal, Ltd.	72,300	141,098

Australian Agricultural Co., Ltd.(1)(2)	99,614	84,057

Bank of Queensland, Ltd.(1)	45,200	273,585

Bapcor, Ltd.	45,765	261,377

Bendigo & Adelaide Bank, Ltd.(1)	46,000	321,505

BHP Group, Ltd.	60,444	2,015,747

Boral, Ltd.	45,753	168,179

Brambles, Ltd.	104,724	842,623

Bravura Solutions, Ltd.(1)	100,400	231,188

Breville Group, Ltd.	13,134	288,814

Centuria Office REIT	67,500	100,391

Charter Hall Group	42,400	438,101

Charter Hall Long Wale REIT	52,200	182,935

Charter Hall Retail REIT	42,000	113,424

Cleanaway Waste Management, Ltd.	189,000	318,403

Coca-Cola Amatil, Ltd.	99,170	987,147

Collins Foods, Ltd.(1)	20,500	150,277

Commonwealth Bank of Australia	30,923	1,963,357

Computershare, Ltd.	59,912	653,924

Cromwell Property Group	165,783	102,208

Crown Resorts, Ltd.(1)	25,500	186,229

CSL, Ltd.	17,300	3,586,662

CSR, Ltd.	49,000	196,603

Dexus	66,800	457,459

Domain Holdings Australia, Ltd.	126,219	477,280

Domino’s Pizza Enterprises, Ltd.	3,100	216,783

Eagers Automotive, Ltd.(1)	25,700	259,352

EML Payments, Ltd.(1)(2)	73,900	215,364

Evolution Mining, Ltd.	80,276	286,701

Flight Centre Travel Group, Ltd.(1)(2)	5,800	61,857

Goodman Group	73,900	994,471

GPT Group (The)	125,200	411,446

GUD Holdings, Ltd.(1)	15,500	140,590

Security	Shares	Value

Australia (continued)

GWA Group, Ltd.(1)	67,200	$176,002

Hansen Technologies, Ltd.	30,805	90,764

Harvey Norman Holdings, Ltd.(1)	71,004	287,572

IDP Education, Ltd.(1)	15,800	275,002

Infomedia, Ltd.	61,241	84,600

Ingenia Communities Group	56,700	215,959

Inghams Group, Ltd.(1)	205,700	516,022

InvoCare, Ltd.(1)	17,400	147,734

IRESS, Ltd.(1)	53,584	407,173

James Hardie Industries PLC CDI(2)	13,706	383,094

JB Hi-Fi, Ltd.(1)	10,699	420,495

Link Administration Holdings, Ltd.	96,491	349,582

Medibank Pvt, Ltd.	167,700	372,511

Megaport, Ltd.(1)(2)	29,807	303,582

Mirvac Group	234,000	422,264

National Australia Bank, Ltd.	61,500	1,102,393

National Storage REIT	157,700	229,265

Newcrest Mining, Ltd.	23,300	442,850

NEXTDC, Ltd.(2)	46,000	405,043

Northern Star Resources, Ltd.	33,400	323,221

Oil Search, Ltd.	273,800	804,956

Orica, Ltd.	16,599	192,676

Orora, Ltd.	65,655	125,375

Premier Investments, Ltd.	11,500	195,854

Qantas Airways, Ltd.(2)	60,000	205,295

Qube Holdings, Ltd.	143,942	311,905

Ramsay Health Care, Ltd.	11,000	527,826

REA Group, Ltd.(1)	12,200	1,356,080

Regis Resources, Ltd.	52,500	144,308

Rio Tinto, Ltd.	9,700	811,880

Santos, Ltd.	236,080	1,163,596

Saracen Mineral Holdings, Ltd.(2)	62,175	228,673

Scentre Group	311,000	644,281

Select Harvests, Ltd.(1)	74,600	296,130

Service Stream, Ltd.(1)	75,800	109,876

Shopping Centres Australasia Property Group	118,852	210,166

Sonic Healthcare, Ltd.	20,400	533,131

Spark Infrastructure Group(1)	758,533	1,271,090

St. Barbara, Ltd.	108,600	181,260

Star Entertainment Group, Ltd. (The)	62,300	162,950

Suncorp Group, Ltd.	46,300	354,728

Sydney Airport(1)(2)	78,700	341,975

Tabcorp Holdings, Ltd.	131,400	398,192

Technology One, Ltd.(1)	50,588	332,216

Telstra Corp., Ltd.	892,573	2,119,745

TPG Telecom, Ltd.(1)(2)	106,300	596,780

7	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Australia (continued)

Transurban Group(1)	146,041	$1,471,524

Tuas, Ltd.(1)(2)	53,150	30,203

United Malt Grp, Ltd.	36,900	112,262

Viva Energy Group, Ltd.(3)	245,901	327,139

Vocus Group, Ltd.(2)	262,382	820,760

Washington H. Soul Pattinson & Co., Ltd.(1)	21,300	441,211

Waypoint REIT	96,300	188,231

Wesfarmers, Ltd.	54,885	2,278,240

Westpac Banking Corp.	68,400	1,096,533

Whitehaven Coal, Ltd.(1)	299,361	339,708

Woodside Petroleum, Ltd.	118,100	2,192,118

Woolworths Group, Ltd.	109,096	3,393,292

		$57,552,021

Austria — 1.2%

Agrana Beteiligungs AG	5,979	$127,122

ams AG(2)	27,700	692,855

ANDRITZ AG	15,966	758,470

BAWAG Group AG(2)(3)	5,440	236,519

CA Immobilien Anlagen AG	16,401	706,358

Erste Group Bank AG(2)	15,837	483,649

IMMOFINANZ AG(1)(2)	20,512	433,306

Lenzing AG(2)	2,500	321,450

Oesterreichische Post AG(1)	6,444	272,523

OMV AG	21,502	902,263

Porr AG(1)(2)	3,440	57,846

Rhi Magnesita NV	4,792	254,080

S&T AG(2)	9,400	246,702

Telekom Austria AG	70,800	538,867

UNIQA Insurance Group AG	14,300	110,774

Verbund AG(1)	10,478	944,408

Vienna Insurance Group AG Wiener Versicherung Gruppe	2,987	76,469

Wienerberger AG	16,700	567,165

		$7,730,826

Belgium — 2.2%

Ackermans & van Haaren NV	1,660	$253,718

Ageas S.A./NV	9,300	476,132

AGFA-Gevaert NV(2)	57,503	266,316

Anheuser-Busch InBev S.A./NV	26,635	1,671,950

Barco NV(1)	31,255	603,802

Befimmo S.A.	5,550	236,045

Bekaert S.A.	17,140	589,566

Biocartis Group NV(2)(3)	11,000	60,079

bpost S.A.(2)	38,532	455,866

Security	Shares	Value

Belgium (continued)

Cofinimmo S.A.	3,691	$551,799

D’Ieteren S.A./NV	6,400	504,596

Econocom Group S.A./NV	45,600	140,876

Elia Group S.A./NV	9,400	1,131,257

Etablissements Franz Colruyt NV	1,550	95,614

Euronav S.A.	48,660	389,927

EVS Broadcast Equipment S.A.(2)	3,375	62,609

Fagron	11,540	285,355

Gimv NV	1,766	105,272

Groupe Bruxelles Lambert S.A.	6,034	596,884

KBC Ancora(2)	2,150	83,845

Materialise NV ADR(1)(2)	12,600	822,654

Montea C.V.A.	2,560	312,134

Orange Belgium S.A.	10,380	279,986

Proximus SADP	65,274	1,375,531

Sofina S.A.	1,080	349,120

Solvay S.A.(1)	10,917	1,241,700

Tessenderlo Group S.A.(2)	6,179	263,640

UCB S.A.	9,000	931,970

Warehouses De Pauw CVA	13,800	495,495

		$14,633,738

China — 0.3%

Alibaba Health Information Technology, Ltd.(2)	686,000	$2,138,656

		$2,138,656

Denmark — 2.2%

ALK-Abello A/S(2)	515	$201,367

Alm Brand A/S	16,800	187,853

Bakkafrost P/F(2)	3,922	276,150

Carlsberg A/S, Class B	8,337	1,217,970

Chr. Hansen Holding A/S(2)	8,939	808,702

Coloplast A/S, Class B	1,700	253,755

Drilling Co. of 1972 A/S (The)(2)	4,300	117,725

DSV PANALPINA A/S	4,700	733,319

ISS A/S(2)	7,300	125,371

Jyske Bank A/S(2)	8,666	323,916

Netcompany Group A/S(2)(3)	2,500	233,222

Novo Nordisk A/S, Class B	22,678	1,579,935

Novozymes A/S, Class B	18,400	1,104,340

Orsted A/S(3)	11,417	2,168,397

Pandora A/S	14,660	1,410,678

Ringkjoebing Landbobank A/S	4,160	365,448

Rockwool International A/S, Class B	600	226,351

Royal Unibrew A/S	4,000	394,861

8	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Denmark (continued)

SimCorp A/S	7,565	$979,169

Spar Nord Bank A/S(2)	15,000	136,736

Sydbank A/S(2)	12,000	249,329

Topdanmark A/S	4,627	213,647

Tryg A/S	14,915	464,009

Vestas Wind Systems A/S	3,800	815,927

		$14,588,177

Finland — 2.2%

Citycon Oyj(1)	17,313	$169,621

Elisa Oyj	21,597	1,285,817

Fortum Oyj	56,906	1,376,436

Huhtamaki Oyj	6,300	308,925

Kemira Oyj	9,600	162,499

Kesko Oyj, Class B	59,056	1,533,484

Kojamo Oyj	23,100	492,280

Kone Oyj, Class B	12,214	960,571

Metsa Board Oyj	21,700	233,235

Neste Oyj	27,035	1,904,361

Nokia Oyj(2)	265,527	1,276,013

Nokian Renkaat Oyj	2,900	106,184

Nordea Bank Abp(2)	96,500	782,104

Orion Oyj, Class B	21,335	978,882

Revenio Group Oyj	3,900	237,676

Sampo Oyj, Class A	12,300	517,111

TietoEVRY Oyj	4,494	147,665

Tokmanni Group Corp.	69,346	1,342,384

UPM-Kymmene Oyj	21,860	781,101

Valmet Oyj	8,331	266,699

YIT Oyj(1)	23,700	140,874

		$15,003,922

France — 8.8%

Accor S.A.(2)	4,792	$161,135

Aeroports de Paris(2)	2,445	280,602

Air Liquide S.A.	31,340	5,125,560

Alstom S.A.(2)	7,150	387,670

Alten S.A.(2)	3,012	317,131

Atos SE(2)	8,580	658,425

AXA S.A.	85,700	1,898,627

BNP Paribas S.A.(2)	46,900	2,249,120

Bouygues S.A.	7,300	286,392

Bureau Veritas S.A.(2)	12,318	323,221

Casino Guichard Perrachon S.A.(1)(2)	25,468	863,831

Christian Dior SE	406	211,937

Security	Shares	Value

France (continued)

Cie Generale des Etablissements Michelin SCA	3,940	$542,961

CNP Assurances(2)	25,862	391,966

Coface S.A.(2)	14,300	140,675

Covivio	8,980	737,350

Criteo S.A. ADR(2)	18,200	338,520

Danone S.A.	37,118	2,468,295

Dassault Aviation S.A.(2)	200	208,527

Dassault Systemes SE	9,786	1,953,514

Edenred	9,450	511,848

Eiffage S.A.(2)	3,370	305,887

Electricite de France S.A.(2)	46,000	571,990

Elior Group S.A.(1)(3)	11,967	75,395

Engie S.A.(2)	169,700	2,633,619

EssilorLuxottica S.A.	4,834	683,806

Eurazeo SE(2)	6,400	448,223

Eutelsat Communications S.A.	24,500	291,768

Gaztransport Et Technigaz S.A.	1,301	118,506

Gecina S.A.	7,840	1,113,861

Getlink SE(2)	15,500	238,865

Hermes International	670	683,625

Iliad S.A.	3,000	554,797

Klepierre S.A.(1)	34,800	834,056

La Francaise des Jeux SAEM(3)	3,200	137,445

Lagardere SCA(1)(2)	17,800	413,748

Legrand S.A.	6,562	602,962

LVMH Moet Hennessy Louis Vuitton SE	4,370	2,642,080

Mercialys S.A.	25,100	227,576

Metropole Television S.A.(2)	7,662	130,175

Neoen S.A.(1)(2)(3)	4,431	312,419

Orange S.A.	138,000	1,619,626

Pernod-Ricard S.A.	11,578	2,182,013

Quadient S.A.	11,000	240,133

Renault S.A.(2)	6,180	262,826

Safran S.A.(2)	6,400	804,528

Sanofi	49,604	4,665,169

SCOR SE(2)	14,170	430,890

SEB S.A.	700	133,027

Societe BIC S.A.	3,200	182,638

Sodexo S.A.(2)	2,860	254,471

Sopra Steria Group(2)	1,900	315,197

Suez S.A.	39,200	804,523

Talend S.A. ADR(1)(2)	8,600	376,164

Teleperformance	1,408	460,531

Thales S.A.	4,200	376,854

TOTAL SE	143,415	6,044,709

Unibail-Rodamco-Westfield	19,900	1,680,345

9	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

France (continued)

Veolia Environnement S.A.	50,330	$1,341,203

Vinci S.A.	10,230	948,609

Vivendi S.A.	57,500	1,766,888

Wendel SE	3,900	450,245

Worldline S.A.(2)(3)	8,496	718,166

		$59,136,865

Germany — 8.7%

adidas AG(2)	3,900	$1,236,607

Allianz SE	12,080	2,730,189

Amadeus Fire AG(2)	502	68,650

Aroundtown S.A.	116,780	810,719

BASF SE	48,181	3,723,726

Bayer AG	31,643	1,915,124

Bayerische Motoren Werke AG	8,860	750,166

Bayerische Motoren Werke AG, PFC Shares	4,800	313,266

Befesa S.A.(3)	4,524	300,213

Beiersdorf AG	17,677	1,929,534

Carl Zeiss Meditec AG	2,900	453,227

Continental AG	3,700	517,830

Delivery Hero SE(2)(3)	5,167	784,789

Deutsche Boerse AG	6,040	969,740

Deutsche Lufthansa AG(2)	17,146	220,884

Deutsche Telekom AG	248,395	4,417,098

Deutsche Wohnen SE	29,100	1,440,058

E.ON SE	236,000	2,496,534

Fielmann AG(2)	2,817	244,419

Fraport AG Frankfurt Airport Services Worldwide(2)	3,330	180,407

Fresenius Medical Care AG & Co. KGaA	6,800	550,112

Fresenius SE & Co. KGaA	13,155	585,828

FUCHS PETROLUB SE	3,686	164,477

Gerresheimer AG	3,000	319,192

Hannover Rueck SE	2,400	371,911

HeidelbergCement AG	11,589	856,650

Henkel AG & Co. KGaA	18,721	1,750,507

Hochtief AG	2,480	230,588

HUGO BOSS AG	4,900	174,413

Knorr-Bremse AG	3,291	435,503

KWS Saat SE and Co. KGaA	1,025	89,667

Merck KGaA	5,220	870,011

Metro AG	80,910	944,133

MTU Aero Engines AG	2,061	478,221

Muenchener Rueckversicherungs-Gesellschaft AG	4,469	1,184,991

Nordex SE(2)	18,820	532,798

Puma SE(2)	4,602	450,321

QIAGEN NV(2)	12,000	650,618

Security	Shares	Value

Germany (continued)

Rational AG	340	$326,835

RWE AG	70,537	3,030,148

SAP SE	37,952	4,815,653

Siemens AG	19,540	3,027,530

Siemens Energy AG(2)	9,770	361,036

Siemens Healthineers AG(3)	8,326	466,934

Suedzucker AG	42,800	623,793

Symrise AG	9,900	1,231,991

TAG Immobilien AG	21,338	655,220

Talanx AG(2)	7,137	266,528

TeamViewer AG(2)(3)	21,345	1,103,846

Telefonica Deutschland Holding AG	364,647	999,294

TUI AG(1)	33,700	161,697

Varta AG(1)(2)	3,100	551,766

Volkswagen AG	900	189,928

Volkswagen AG, PFC Shares	4,126	780,022

Vonovia SE	40,861	2,728,288

Washtec AG(2)	1,347	79,937

Zalando SE(2)(3)	3,800	435,712

		$57,979,279

Hong Kong — 4.3%

AIA Group, Ltd.	203,000	$2,447,519

ASM Pacific Technology, Ltd.	61,700	895,969

Bank of East Asia, Ltd. (The)	27,800	60,163

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(1)	83,000	89,028

BOC Hong Kong Holdings, Ltd.	60,000	178,920

Budweiser Brewing Co. APAC Ltd.(3)	443,900	1,484,131

C-Mer Eye Care Holdings, Ltd.	180,000	144,837

Cafe de Coral Holdings, Ltd.	84,000	172,458

Cathay Pacific Airways, Ltd.(1)(2)	317,000	244,073

Champion REIT	149,000	85,495

China Evergrande New Energy Vehicle Group, Ltd.(1)(2)	360,500	1,962,002

China Tobacco International HK Co., Ltd.(1)	43,000	83,603

China Traditional Chinese Medicine Holdings Co., Ltd.	662,000	361,458

China Youzan, Ltd.(2)	3,432,000	1,473,354

Chow Sang Sang Holdings International, Ltd.	153,000	183,516

Chow Tai Fook Jewellery Group, Ltd.	251,200	301,590

CK Hutchison Holdings, Ltd.	154,000	1,062,758

CLP Holdings, Ltd.	132,000	1,238,762

Dairy Farm International Holdings, Ltd.	146,500	630,510

Fortune REIT	129,000	114,961

Global Cord Blood Corp.(2)	29,600	114,552

Glory Sun Financial Group, Ltd.(1)(2)	2,992,000	117,484

Hang Lung Group, Ltd.	48,000	121,399

Hang Lung Properties, Ltd.	86,000	228,537

10	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)

Hang Seng Bank, Ltd.	13,000	$234,447

Henderson Land Development Co., Ltd.	49,867	203,955

HK Electric Investments & HK Electric Investments, Ltd.	355,500	350,913

HKBN, Ltd.	357,000	516,456

HKT Trust and HKT, Ltd.	912,000	1,200,353

Hong Kong & China Gas Co., Ltd.	911,907	1,309,713

Hong Kong Exchanges & Clearing, Ltd.	20,000	1,278,643

Hongkong Land Holdings, Ltd.	61,200	282,152

Hysan Development Co., Ltd.	37,000	134,180

Jardine Matheson Holdings, Ltd.	15,900	916,431

Jardine Strategic Holdings, Ltd.	16,700	432,946

Johnson Electric Holdings, Ltd.	47,500	140,291

Kerry Logistics Network, Ltd.	116,500	248,455

Kerry Properties, Ltd.	32,500	84,114

Lifestyle International Holdings, Ltd.(1)(2)	152,500	108,403

Link REIT	70,900	615,075

Luk Fook Holdings International, Ltd.	45,000	97,482

Man Wah Holdings, Ltd.	176,800	389,942

Melco International Development, Ltd.	108,000	188,450

MGM China Holdings, Ltd.	166,400	250,760

MTR Corp., Ltd.	108,500	629,657

Nexteer Automotive Group, Ltd.(1)	113,000	181,193

NWS Holdings, Ltd.	295,000	283,632

Pacific Textiles Holdings, Ltd.	244,000	151,462

PAX Global Technology, Ltd.	180,000	176,798

Power Assets Holdings, Ltd.	151,000	801,305

Sands China, Ltd.	200,400	795,858

Shangri-La Asia, Ltd.(2)	200,000	169,952

Sino Land Co., Ltd.	116,000	160,667

SJM Holdings, Ltd.	233,000	249,823

Sun Hung Kai Properties, Ltd.	56,000	764,972

Swire Pacific, Ltd., Class A	23,500	146,865

Swire Pacific, Ltd., Class B	87,500	88,874

Swire Properties, Ltd.	45,400	131,598

Town Health International Medical Group, Ltd.(1)(2)(4)	604,000	0

UNTRADE.BRIGHTOIL(4)	262,000	0

UNTRADE.SUPERB SUMMIT(1)(4)	230,000	0

VSTECS Holdings, Ltd.	154,000	134,453

VTech Holdings, Ltd.	48,500	387,724

Wharf Holdings, Ltd. (The)	54,000	118,816

Wharf Real Estate Investment Co., Ltd.	73,000	385,557

Yue Yuen Industrial Holdings, Ltd.	130,500	283,880

Yuexiu Real Estate Investment Trust	120,000	57,877

		$28,881,203

Security	Shares	Value

Ireland — 2.1%

AIB Group PLC(1)(2)	300,977	$535,189

Bank of Ireland Group PLC(2)	353,265	1,312,334

Cairn Homes PLC(2)	146,637	162,496

CRH PLC	59,402	2,437,549

Fineos Corp. Holdings PLC CDI(2)	41,347	113,145

Flutter Entertainment PLC(2)	12,153	2,262,813

Fly Leasing, Ltd. ADR(2)	27,800	265,212

Glenveagh Properties PLC(2)(3)	77,242	78,888

Grafton Group PLC	50,858	600,495

Hibernia REIT PLC	69,210	91,882

ICON PLC(2)	9,100	1,854,671

Irish Continental Group PLC(1)(2)	57,130	265,873

Irish Residential Properties REIT PLC	311,874	547,932

Kerry Group PLC, Class A	14,363	1,949,159

Kingspan Group PLC(2)	15,053	1,021,880

Nabriva Therapeutics PLC(1)(2)	13,289	34,817

Origin Enterprises PLC	36,000	143,668

UDG Healthcare PLC	41,868	466,828

Uniphar PLC(2)	37,081	114,961

		$14,259,792

Israel — 2.3%

Airport City, Ltd.(2)	16,700	$239,483

Amot Investments, Ltd.	40,781	224,618

AudioCodes, Ltd.(1)	3,200	96,000

Azrieli Group, Ltd.	10,067	611,977

Bank Hapoalim B.M.(2)	55,057	387,443

Bank Leumi Le-Israel B.M.	92,631	570,825

Bezeq The Israeli Telecommunication Corp., Ltd.(2)	1,151,312	1,186,532

Check Point Software Technologies, Ltd.(2)	4,700	600,378

Danel Adir Yeoshua, Ltd.	1,100	164,030

Elbit Systems, Ltd.	3,930	542,417

Electra, Ltd.	720	378,364

Energix-Renewable Energies, Ltd.	109,890	410,117

Enlight Renewable Energy, Ltd.(2)	210,055	389,824

Fattal Holdings 1998, Ltd.(2)	7,224	700,348

FIBI Holdings, Ltd.	2,300	68,731

First International Bank of Israel, Ltd.	7,535	196,753

Hilan, Ltd.	3,200	146,672

ICL Group, Ltd	317,723	1,690,336

Inrom Construction Industries, Ltd.	40,400	184,046

Kenon Holdings, Ltd.	13,168	357,399

Matrix IT, Ltd.	7,477	161,094

Maytronics, Ltd.	41,700	723,624

Melisron, Ltd.	6,004	308,293

Mizrahi Tefahot Bank, Ltd.	12,760	296,758

11	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Israel (continued)

Nice, Ltd.(2)	1,294	$337,387

Oil Refineries, Ltd.(2)	912,196	181,705

Paz Oil Co., Ltd.	5,234	514,471

Radware, Ltd.(2)	6,000	170,100

Redhill Biopharma, Ltd. ADR(1)(2)	8,400	70,728

Reit 1, Ltd.	72,916	335,739

Shapir Engineering and Industry, Ltd.	30,000	215,370

Shufersal, Ltd.	62,623	520,827

Strauss Group, Ltd.	26,926	767,682

Taro Pharmaceutical Industries, Ltd.(2)	2,100	156,954

Teva Pharmaceutical Industries, Ltd. ADR(2)	107,600	1,267,528

UroGen Pharma, Ltd.(1)(2)	4,300	94,901

		$15,269,454

Italy — 4.3%

A2A SpA	85,363	$138,423

Arnoldo Mondadori Editore SpA(2)	66,000	108,608

Assicurazioni Generali SpA	32,700	558,085

ASTM SpA(2)	12,765	284,020

Atlantia SpA(2)	43,200	684,375

Autogrill SpA(1)(2)	29,700	157,191

Azimut Holding SpA	7,000	147,088

Banca Mediolanum SpA(2)	14,000	110,940

Banca Popolare di Sondrio SCPA(2)	35,600	87,357

Banco BPM SpA(2)	78,600	172,020

Bio-On SpA(1)(2)(4)	12,900	0

BPER Banca(2)	32,400	59,523

Brunello Cucinelli SpA(1)(2)	6,234	249,545

Buzzi Unicem SpA(1)	7,400	182,065

Cementir Holding NV	48,418	397,804

Cerved Group SpA(2)	9,600	81,973

COSMO Pharmaceuticals NV(1)(2)	3,282	299,626

Datalogic SpA	5,730	99,610

Davide Campari-Milano NV	127,434	1,369,704

De’Longhi SpA	10,450	375,036

DiaSorin SpA	7,620	1,666,374

Enav SpA(3)	46,000	194,945

Enel SpA	242,788	2,407,968

Eni SpA	312,531	3,156,804

Ferrari NV	7,500	1,560,667

Fila SpA(2)	5,500	56,207

Fincantieri SpA(1)(2)	128,000	80,070

FinecoBank Banca Fineco SpA(2)	16,600	258,126

Hera SpA	46,677	163,069

Infrastrutture Wireless Italiane SpA(3)	104,600	1,123,320

Interpump Group SpA	11,400	511,291

Security	Shares	Value

Italy (continued)

Intesa Sanpaolo SpA(2)	535,073	$1,166,516

Iren SPA	42,400	104,499

Italgas SpA	24,300	145,743

Leonardo SpA	39,700	275,067

Mediaset SpA(1)(2)	390,900	1,011,381

Mediobanca Banca di Credito Finanziario SpA(2)	33,377	297,031

Nexi SpA(2)(3)	11,200	198,701

Poste Italiane SpA(3)	16,700	163,190

Prada SpA(2)	62,700	385,283

Prysmian SpA	24,700	795,687

Recordati Industria Chimica e Farmaceutica SpA	22,594	1,169,222

Reply SpA	4,480	548,021

Retelit SpA(1)	222,200	614,257

Salvatore Ferragamo SpA(2)	11,072	215,357

Saras SpA(1)(2)	254,500	166,994

STMicroelectronics NV	85,300	3,419,542

Technogym SpA(2)(3)	16,800	171,606

Terna Rete Elettrica Nazionale SpA	52,300	379,287

Unipol Gruppo SpA(2)	33,400	146,545

UnipolSai Assicurazioni SpA	64,182	162,577

Webuild SpA(1)	166,800	247,308

		$28,525,648

Japan — 13.6%

Acom Co., Ltd.(1)	41,900	$184,189

Activia Properties, Inc.	50	199,935

Advance Residence Investment Corp.(1)	88	261,248

AGC, Inc.	4,800	166,746

Air Water, Inc.	12,300	198,857

Ajinomoto Co., Inc.	17,200	406,714

Alps Alpine Co., Ltd.	7,800	104,236

Aozora Bank, Ltd.	13,600	250,653

Asahi Group Holdings, Ltd.	13,500	545,026

Asahi Intecc Co., Ltd.	8,800	288,925

Asahi Kasei Corp.	50,800	564,886

Bandai Namco Holdings, Inc.	4,200	358,139

Bridgestone Corp.	8,600	320,414

Brother Industries, Ltd.	7,500	167,239

Calbee, Inc.	7,600	224,757

Canon, Inc.	19,500	431,369

Capcom Co., Ltd.	4,900	307,423

Casio Computer Co., Ltd.	7,300	128,969

Central Japan Railway Co.	1,700	243,427

Chubu Electric Power Co., Inc.	62,200	761,809

Chugai Pharmaceutical Co., Ltd.	13,300	695,977

Chugoku Electric Power Co., Inc. (The)(1)	36,100	445,145

12	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Citizen Watch Co., Ltd.	27,900	$84,835

Coca-Cola Bottlers Japan Holdings, Inc.	12,900	195,835

COSMOS Pharmaceutical NV	1,000	152,468

CyberAgent, Inc.	6,700	419,450

Dai Nippon Printing Co., Ltd.	5,700	98,252

Daicel Corp.	19,800	150,621

Daido Steel Co., Ltd.	4,700	192,328

Daiichi Sankyo Co., Ltd.	34,500	1,110,590

Daikin Industries, Ltd.	2,500	527,831

Daito Trust Construction Co., Ltd.	3,600	375,170

Daiwa House REIT Investment Corp.	141	379,828

Daiwa Office Investment Corp.	35	226,909

Daiwa Securities Group, Inc.	73,100	347,915

DeNA Co., Ltd.	17,400	324,839

Denso Corp.	5,600	311,277

Dentsu Group, Inc.	12,100	385,934

DIC Corp.	5,600	137,107

East Japan Railway Co.	4,400	290,233

ENEOS Holdings, Inc.	262,200	1,062,629

Ezaki Glico Co., Ltd.	3,400	149,390

FANUC Corp.	1,600	417,711

Fast Retailing Co., Ltd.	700	601,665

FUJIFILM Holdings Corp.	7,400	423,887

Fujitsu, Ltd.	2,600	396,760

GLP J-REIT	270	434,983

Hakuhodo DY Holdings, Inc.	21,800	315,899

Hamamatsu Photonics K.K.	6,800	394,414

Hankyu Hanshin Holdings, Inc.	4,400	142,362

Hikari Tsushin, Inc.	600	125,829

Hirose Electric Co., Ltd.	1,040	163,289

Hitachi Metals, Ltd.(1)	12,900	205,815

Hitachi, Ltd.	16,300	671,483

House Foods Group, Inc.	4,300	158,848

Hoya Corp.	7,400	946,859

Hulic Co., Ltd.	29,000	327,875

Industrial & Infrastructure Fund Investment Corp.	174	313,207

Inpex Corp.	101,600	588,116

Invincible Investment Corp.	490	163,358

Ito En, Ltd.	3,200	199,673

ITOCHU Corp.(1)	14,500	415,265

Iwatani Corp.	8,200	505,781

Japan Exchange Group, Inc.	19,100	445,899

Japan Hotel REIT Investment Corp.	505	254,381

Japan Logistics Fund, Inc.(1)	71	212,378

Japan Petroleum Exploration Co., Ltd.	9,900	188,261

Japan Post Bank Co., Ltd.	33,500	289,674

Security	Shares	Value

Japan (continued)

Japan Post Holdings Co., Ltd.	47,600	$378,542

Japan Prime Realty Investment Corp.	87	306,947

Japan Real Estate Investment Corp.	83	505,789

Japan Retail Fund Investment Corp.	207	392,790

Japan Tobacco, Inc.	29,100	578,051

JFE Holdings, Inc.(2)	34,900	302,804

JSR Corp.	10,200	311,259

Kajima Corp.	10,500	140,685

Kakaku.com, Inc.	9,700	280,936

Kansai Electric Power Co., Inc. (The)	72,800	713,759

Kansai Paint Co., Ltd.	10,500	309,068

Kao Corp.	11,900	863,425

KDDI Corp.	44,700	1,313,855

Keikyu Corp.(1)	6,200	99,448

Keio Corp.	2,200	161,007

Keisei Electric Railway Co., Ltd.	5,800	196,932

Kenedix Office Investment Corp.(1)	30	193,091

Kewpie Corp.	9,800	225,978

Keyence Corp.	2,700	1,449,579

Kikkoman Corp.	6,600	465,715

Kintetsu Group Holdings Co., Ltd.	2,700	113,640

Kirin Holdings Co., Ltd.	24,900	535,201

Konami Holdings Corp.	7,700	471,868

Konica Minolta, Inc.	64,200	278,505

Kubota Corp.	14,300	314,187

Kuraray Co., Ltd.	19,500	208,912

Kyocera Corp.	6,300	403,781

Kyowa Kirin Co., Ltd.	9,500	281,590

Kyushu Electric Power Co., Inc.	55,000	510,242

LaSalle Logiport REIT	165	258,892

Lawson, Inc.	2,800	135,990

Lion Corp.	11,700	267,415

Lixil Corp.	7,400	172,570

Makita Corp.	4,000	190,879

Marubeni Corp.	31,400	208,631

Marui Group Co., Ltd.	5,700	102,150

Maruichi Steel Tube, Ltd.	5,100	110,109

Medipal Holdings Corp.	12,500	255,934

MEIJI Holdings Co., Ltd.	5,300	361,778

Mitsubishi Chemical Holdings Corp.	50,700	346,784

Mitsubishi Corp.	14,300	362,249

Mitsubishi Electric Corp.	18,100	276,112

Mitsubishi Estate Co., Ltd.	60,800	961,855

Mitsubishi Heavy Industries, Ltd.	4,700	135,000

Mitsubishi Materials Corp.	7,400	157,233

Mitsubishi UFJ Financial Group, Inc.	324,800	1,466,725

13	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Mitsui & Co., Ltd.	18,200	$337,693

Mitsui Chemicals, Inc.	10,600	303,740

Mitsui Fudosan Logistics Park, Inc.	42	209,963

Mizuho Financial Group, Inc.	64,680	852,633

Mori Hills REIT Investment Corp.(1)	160	223,038

MS&AD Insurance Group Holdings, Inc.	16,500	474,727

Murata Manufacturing Co., Ltd.	8,900	854,827

Nagoya Railroad Co., Ltd.	4,300	109,520

NEC Corp.	4,000	217,635

Nexon Co., Ltd.	14,200	430,876

NH Foods, Ltd.	4,300	184,269

Nichirei Corp.	7,300	211,518

Nidec Corp.	4,500	598,852

Nihon Kohden Corp.	4,100	122,172

Nintendo Co., Ltd.	3,100	1,784,469

Nippon Accommodations Fund, Inc.	35	192,602

Nippon Building Fund, Inc.	91	549,645

Nippon Express Co., Ltd.	2,500	169,854

Nippon Kayaku Co., Ltd.	17,700	167,081

Nippon Paint Holdings Co., Ltd.(1)	7,100	638,466

Nippon Paper Industries Co., Ltd.	10,000	122,101

Nippon Prologis REIT, Inc.	135	440,084

Nippon Sanso Holdings Corp.	12,000	231,325

Nippon Shinyaku Co., Ltd.	2,200	161,961

Nippon Shokubai Co., Ltd.	3,500	196,029

Nippon Steel Corp.(2)	36,900	426,254

Nippon Telegraph & Telephone Corp.	37,700	942,267

Nissan Chemical Corp.	7,300	415,801

Nissan Motor Co., Ltd.(2)	40,500	208,806

Nisshin Seifun Group, Inc.	11,500	193,568

Nissin Foods Holdings Co., Ltd.	3,200	276,589

Nitori Holdings Co., Ltd.	900	178,617

NOF Corp.	4,300	206,634

Nomura Real Estate Master Fund, Inc.	295	449,159

Nomura Research Institute, Ltd.	6,400	215,580

NTT Data Corp.	20,600	295,839

Obayashi Corp.	14,900	124,805

Obic Co., Ltd.	1,700	318,076

Odakyu Electric Railway Co., Ltd.(1)	5,100	148,244

Oji Holdings Corp.	48,300	292,000

Olympus Corp.	29,300	529,767

Ono Pharmaceutical Co., Ltd.	13,500	402,963

Oracle Corp. Japan	1,900	223,854

Oriental Land Co., Ltd.	2,800	438,232

ORIX Corp.	36,100	579,257

Orix JREIT, Inc.	205	343,752

Security	Shares	Value

Japan (continued)

Otsuka Corp.	4,400	$221,544

Otsuka Holdings Co., Ltd.	13,300	567,929

Pan Pacific International Holdings Corp.	5,900	132,489

Panasonic Corp.	30,900	401,151

Rakuten, Inc.(2)	18,600	183,074

Recruit Holdings Co., Ltd.	13,400	582,865

Resona Holdings, Inc.	91,700	318,325

Ricoh Co., Ltd.	25,600	194,098

Rinnai Corp.	1,700	177,562

ROHM Co., Ltd.	1,900	192,779

Ryohin Keikaku Co., Ltd.	9,000	215,197

Santen Pharmaceutical Co., Ltd.	16,700	276,198

Sawai Pharmaceutical Co., Ltd.	3,400	155,424

SECOM Co., Ltd.	1,700	154,035

Seiko Epson Corp.	11,300	192,494

Sekisui Chemical Co., Ltd.	12,600	227,256

Sekisui House Reit, Inc.	380	275,019

Sekisui House, Ltd.(1)	11,000	212,525

Seven & i Holdings Co., Ltd.	20,700	790,492

Seven Bank, Ltd.	101,900	224,492

SG Holdings Co., Ltd.	11,400	292,212

Shikoku Electric Power Co., Inc.	45,400	309,174

Shimadzu Corp.	7,900	302,026

Shimano, Inc.	900	211,026

Shimizu Corp.	15,300	107,777

Shin-Etsu Chemical Co., Ltd.	12,300	2,141,167

Shionogi & Co., Ltd.	7,000	380,030

Shizuoka Bank, Ltd. (The)	29,100	211,541

SMC Corp.	700	423,614

Softbank Corp.(1)	51,900	681,782

Sompo Holdings, Inc.	12,800	511,134

Sony Corp.	13,400	1,282,549

Square Enix Holdings Co., Ltd.	7,100	408,276

Stanley Electric Co., Ltd.	6,700	209,593

Subaru Corp.	11,400	218,997

Sumitomo Chemical Co., Ltd.	76,900	361,999

Sumitomo Corp.	15,000	199,118

Sumitomo Dainippon Pharma Co., Ltd.	14,700	238,965

Sumitomo Mitsui Financial Group, Inc.	34,300	1,065,643

Sumitomo Mitsui Trust Holdings, Inc.	13,900	415,857

Sumitomo Osaka Cement Co., Ltd.	4,000	120,999

Sumitomo Realty & Development Co., Ltd.	21,300	642,958

Suntory Beverage & Food, Ltd.	6,700	234,046

Suzuken Co., Ltd.	5,100	197,517

Suzuki Motor Corp.	7,800	351,999

Sysmex Corp.	4,900	571,645

14	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Taiheiyo Cement Corp.	8,600	$214,114

Taisei Corp.	4,500	145,787

Takashimaya Co., Ltd.(1)	12,400	117,738

Takeda Pharmaceutical Co., Ltd.	31,700	1,114,877

TEIJIN, Ltd.	12,200	223,193

Terumo Corp.	16,400	637,397

TIS, Inc.	8,700	193,459

Tobu Railway Co., Ltd.	3,900	110,052

Toho Co., Ltd.	9,300	360,235

Toho Gas Co., Ltd.(1)	10,100	593,739

Tokio Marine Holdings, Inc.	19,000	933,296

Tokyo Electric Power Co. Holdings, Inc.(2)	148,900	571,167

Tokyo Electron, Ltd.	2,500	950,632

Tokyo Gas Co., Ltd.	33,700	738,458

Tokyu Corp.	9,800	115,230

Toppan Printing Co., Ltd.	7,900	112,354

Toray Industries, Inc.	58,000	378,434

Toshiba Corp.	6,400	208,999

TOTO, Ltd.	3,200	177,235

Toyo Seikan Group Holdings, Ltd.	10,900	116,813

Toyo Suisan Kaisha, Ltd.	4,500	221,464

Toyota Industries Corp.	2,500	196,927

Toyota Motor Corp.	26,700	1,872,627

Toyota Tsusho Corp.	4,900	191,392

Trend Micro, Inc.(2)	3,900	214,636

Tsuruha Holdings, Inc.	1,300	172,628

Unicharm Corp.	11,300	506,799

United Urban Investment Corp.	268	364,619

USS Co., Ltd.	8,100	159,502

Welcia Holdings Co., Ltd.(1)	5,200	176,168

West Japan Railway Co.	2,500	133,277

Yakult Honsha Co., Ltd.	6,500	332,000

Yamaguchi Financial Group, Inc.	32,200	183,107

Yamaha Corp.	3,200	180,340

Yamato Holdings Co., Ltd.	6,600	163,751

Yamazaki Baking Co., Ltd.(1)	8,800	162,018

Yokogawa Electric Corp.	10,000	216,184

Z Holdings Corp.	120,000	745,479

ZOZO, Inc.	8,300	232,425

		$90,781,376

Netherlands — 4.5%

ABN AMRO Bank NV(2)(3)	19,600	$204,703

Accell Group(2)	2,450	86,782

Akzo Nobel NV	17,396	1,770,903

Arcadis NV(2)	8,400	294,507

Security	Shares	Value

Netherlands (continued)

ASML Holding NV	9,428	$5,033,173

ASR Nederland NV	5,300	205,450

Basic-Fit NV(1)(2)(3)	2,000	68,498

Boskalis Westminster(2)	4,300	120,804

Corbion NV	20,000	1,167,990

Eurocommercial Properties NV(2)	8,200	158,234

Euronext NV(3)	2,900	312,321

Flow Traders(3)	4,600	176,254

GrandVision NV(2)(3)	6,200	184,149

IMCD NV	4,176	518,259

ING Groep NV(2)	212,100	1,885,857

Intertrust NV(2)(3)	5,200	79,949

JDE Peet’s NV(2)	36,560	1,409,722

Just Eat Takeaway.com NV(1)(2)(3)	2,700	309,652

Koninklijke BAM Groep NV(2)	66,800	131,670

Koninklijke DSM NV	5,408	945,390

Koninklijke KPN NV	746,650	2,332,534

Koninklijke Philips NV(2)	63,457	3,458,986

Koninklijke Vopak NV	13,000	657,965

NN Group NV	18,350	764,305

NSI NV	5,968	246,060

Pharming Group NV(1)(2)	316,678	449,541

PostNL NV(2)	71,792	295,965

Prosus NV	28,673	3,349,890

Randstad NV(2)	8,944	558,801

SBM Offshore NV	42,517	729,799

Signify NV(2)(3)	11,700	558,278

Stellantis NV	27,700	421,200

Vastned Retail NV	7,610	215,623

Wolters Kluwer NV	15,920	1,322,796

		$30,426,010

New Zealand — 1.1%

a2 Milk Co., Ltd. (The)(1)(2)	64,294	$530,231

Argosy Property, Ltd.	99,700	110,132

Auckland International Airport, Ltd.(2)	145,752	775,387

Contact Energy, Ltd.	53,366	311,453

Fisher & Paykel Healthcare Corp., Ltd.	29,761	737,587

Fletcher Building, Ltd.(2)	202,321	899,295

Genesis Energy, Ltd.	38,800	108,828

Goodman Property Trust	179,900	290,604

Mercury NZ, Ltd.	54,400	277,429

Meridian Energy, Ltd.	54,600	278,697

Precinct Properties New Zealand, Ltd.	189,100	233,430

Pushpay Holdings, Ltd.(2)	115,268	135,796

Restaurant Brands New Zealand, Ltd.(2)	19,660	165,566

15	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

New Zealand (continued)

SKYCITY Entertainment Group, Ltd.	231,739	$504,909

Spark New Zealand, Ltd.	222,031	762,310

Xero, Ltd.(2)	6,814	672,192

Z Energy, Ltd.(2)	168,235	355,230

		$7,149,076

Norway — 2.3%

Adevinta ASA, Class B(2)	38,998	$578,629

Atea ASA	48,489	737,770

Borregaard ASA	27,054	495,142

BW Energy, Ltd.(2)	4,101	11,441

DHT Holdings, Inc.	13,700	73,569

DNB ASA(2)	54,951	1,069,811

Entra ASA(1)(3)	58,483	1,301,555

Equinor ASA	60,110	1,077,242

Europris ASA(3)	82,000	454,055

Fjordkraft Holding ASA(3)	18,200	154,583

Frontline, Ltd.	20,000	115,563

Gjensidige Forsikring ASA(1)	16,200	372,535

Golar LNG, Ltd.(1)(2)	17,900	193,857

Kongsberg Gruppen ASA	25,020	483,973

Mowi ASA	40,150	889,362

Nordic American Tankers, Ltd.	20,400	60,384

Nordic Nanovector ASA(1)(2)	42,000	66,715

Norwegian Finans Holding ASA(2)	18,080	152,639

Opera, Ltd. ADR(2)	61,800	532,098

Orkla ASA	75,100	730,023

Sbanken ASA(2)(3)	7,500	59,001

Scatec ASA(3)	40,263	1,523,518

SFL Corp, Ltd.	7,300	46,136

SpareBank 1 SMN	14,400	167,629

SpareBank 1 SR-Bank ASA(2)	13,600	149,174

Telenor ASA	56,200	927,097

Tomra Systems ASA	22,377	1,024,117

Veidekke ASA	20,997	252,484

Yara International ASA	33,282	1,547,621

		$15,247,723

Portugal — 1.1%

Banco Comercial Portugues S.A.(1)(2)	7,064,053	$978,603

Corticeira Amorim SGPS S.A.	23,600	318,901

CTT - Correios de Portugal S.A.(2)	155,356	449,889

EDP - Energias de Portugal S.A.	211,095	1,324,237

Galp Energia SGPS S.A., Class B	123,229	1,236,865

Jeronimo Martins SGPS S.A.	65,721	1,074,740

Security	Shares	Value

Portugal (continued)

Navigator Co. S.A. (The)	260,814	$782,759

NOS SGPS S.A.	227,848	785,713

REN - Redes Energeticas Nacionais SGPS S.A.	29,300	83,384

Semapa-Sociedade de Investimento e Gestao	24,067	255,602

Sonae SGPS S.A.	105,586	84,645

		$7,375,338

Singapore — 2.3%

AEM Holdings, Ltd.	49,600	$148,255

Ascendas Real Estate Investment Trust	109,000	251,499

Ascott Residence Trust	185,500	145,814

BOC Aviation, Ltd.(3)	21,900	178,349

BW LPG, Ltd.(3)	9,091	59,378

CapitaLand Integrated Commercial Trust	215,740	344,677

CDL Hospitality Trusts	80,000	73,823

China Aviation Oil Singapore Corp, Ltd.	96,100	81,574

ComfortDelGro Corp., Ltd.	201,100	238,622

Ezion Holdings, Ltd.(2)(4)	1,126,000	0

Flex, Ltd.(2)	81,400	1,435,896

Frasers Centrepoint Trust	56,900	110,622

Frasers Logistics & Commercial Trust	110,000	118,903

Genting Singapore, Ltd.	1,170,700	751,338

Hi-P International, Ltd.	84,400	126,021

Hutchison Port Holdings Trust	446,200	91,121

Jardine Cycle & Carriage, Ltd.	22,400	362,205

Keppel DC REIT	92,156	205,940

Keppel Infrastructure Trust	801,185	334,092

Keppel REIT(1)	110,000	100,525

Manulife US Real Estate Investment Trust	113,000	82,712

Mapletree Commercial Trust	83,109	128,580

Mapletree Industrial Trust	68,200	146,853

Mapletree Logistics Trust	154,800	229,590

Mapletree North Asia Commercial Trust	106,100	77,763

Medtecs International Corp, Ltd.	233,700	182,573

Midas Holdings, Ltd.(2)(4)	480,000	0

Oversea-Chinese Banking Corp., Ltd.	118,100	915,305

Parkway Life Real Estate Investment Trust	33,400	104,189

Raffles Medical Group, Ltd.	220,700	154,822

SATS, Ltd.(1)(2)	70,100	202,357

Sembcorp Industries, Ltd.	141,300	174,583

Sheng Siong Group, Ltd.	269,200	327,378

SIA Engineering Co., Ltd.	86,000	122,185

Singapore Airlines, Ltd.(2)	162,600	501,556

Singapore Exchange, Ltd.	57,600	427,912

Singapore Post, Ltd.	211,600	109,582

Singapore Press Holdings, Ltd.(1)	563,700	498,762

16	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Singapore (continued)

Singapore Technologies Engineering, Ltd.	186,800	$520,815

Singapore Telecommunications, Ltd.(5)	84,700	150,871

Singapore Telecommunications, Ltd.(5)	638,600	1,131,309

StarHub, Ltd.	360,700	346,746

Suntec Real Estate Investment Trust	89,800	107,593

United Overseas Bank, Ltd.	48,900	859,164

Venture Corp., Ltd.	38,100	566,242

Wilmar International, Ltd.	579,300	2,292,836

		$15,520,932

Spain — 4.3%

Acerinox S.A.	74,810	$830,648

Aena SME S.A.(2)(3)	5,371	828,298

Almirall S.A.(1)	48,572	665,020

Amadeus IT Group S.A.	42,650	2,722,913

Applus Services S.A.(2)	29,000	290,051

Banco Bilbao Vizcaya Argentaria S.A.	206,830	943,706

Banco Santander S.A.(2)	545,973	1,593,642

Bankia S.A.	81,600	139,861

Bankinter S.A.	18,384	103,188

CaixaBank S.A.	101,600	256,387

Cellnex Telecom S.A.(3)	28,184	1,651,125

Cia de Distribucion Integral Logista Holdings S.A.	14,897	280,249

Construcciones y Auxiliar de Ferrocarriles S.A.	4,950	222,109

Deoleo S.A.(2)	879,200	265,453

Ebro Foods S.A.(1)	29,300	638,860

Endesa S.A.	14,100	360,357

Faes Farma S.A.	89,053	396,967

Ferrovial S.A.	37,362	895,698

Fluidra S.A.(1)	4,323	103,988

Global Dominion Access S.A.(3)	31,250	143,613

Grifols S.A.(1)	62,700	1,845,740

Grupo Catalana Occidente S.A.	2,596	88,199

Iberdrola S.A.	2,451	33,274

Iberdrola S.A.	171,598	2,323,297

Industria de Diseno Textil S.A.	94,975	2,816,786

Laboratorios Farmaceuticos Rovi S.A.	6,200	305,229

Mapfre S.A.	82,487	151,382

Merlin Properties Socimi S.A.	187,800	1,798,669

Neinor Homes S.A.(2)(3)	10,000	134,677

Prosegur Cash S.A.(1)(3)	47,137	41,333

Red Electrica Corp. S.A.	17,578	333,769

Repsol S.A.	334,067	3,281,768

Tecnicas Reunidas S.A.(2)	7,006	92,007

Telefonica S.A.	384,515	1,659,140

Telepizza Group S.A.(2)(3)(4)	3,701	0

Security	Shares	Value

Spain (continued)

Tubacex S.A.(2)	34,340	$55,059

Zardoya Otis S.A.	30,400	200,053

		$28,492,515

Sweden — 4.5%

AAK AB	16,363	$319,827

Alfa Laval AB(2)	6,950	182,137

Arjo AB, Class B	55,760	414,152

Assa Abloy AB, Class B	16,810	415,741

Atrium Ljungberg AB, Class B	7,700	148,120

Attendo AB(2)(3)	51,800	289,872

Avanza Bank Holding AB	31,760	865,420

Axfood AB	24,587	590,892

Betsson AB	23,476	220,618

Bilia AB, Class A(2)	16,300	202,114

BillerudKorsnas AB	27,011	482,692

BioGaia AB, Class B	4,249	235,982

Bonava AB, Class B(2)	18,268	193,054

Castellum AB	30,000	719,741

Catena AB	2,100	97,794

Dios Fastigheter AB	19,400	166,020

Dustin Group AB(3)	25,800	244,580

Elekta AB, Class B	58,578	841,680

Embracer Group AB(2)	20,945	472,136

Epiroc AB, Class A	16,126	308,956

Epiroc AB, Class B	11,200	192,240

Essity AB, Class B	46,385	1,481,575

Evolution Gaming Group AB(3)	7,183	698,999

Fabege AB	29,200	435,126

Fingerprint Cards AB, Class B(1)(2)	205,863	479,042

Granges AB(2)	33,564	385,349

Hennes & Mauritz AB, Class B(2)	52,488	1,122,160

Hexpol AB	58,200	636,065

Holmen AB, Class B	16,216	742,359

Husqvarna AB, Class B	34,170	422,771

ICA Gruppen AB	14,700	736,830

Indutrade AB(2)	9,447	193,611

Investor AB, Class B	9,400	689,484

JM AB	7,000	244,317

Karo Pharma AB(2)	29,600	169,740

Lifco AB, Class B	2,000	183,598

Lundin Energy AB	29,152	791,857

Medicover AB(2)	6,400	120,812

Modern Times Group MTG AB, Class B(1)(2)	32,300	489,515

Mycronic AB(1)	26,942	755,229

NCC AB, Class B	6,000	100,487

17	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)

Nibe Industrier AB, Class B	12,473	$416,341

Nordic Entertainment Group AB, Class B(2)	12,020	627,462

Nyfosa AB(2)	21,257	205,392

Pandox AB(2)	9,800	147,154

Paradox Interactive AB	8,600	239,330

RaySearch Laboratories AB(1)(2)	11,321	117,335

Saab AB, Class B(2)	4,437	124,190

Samhallsbyggnadsbolaget i Norden AB(1)	161,789	529,853

Scandic Hotels Group AB(2)(3)	11,600	43,152

Sectra AB(1)	2,600	221,323

Securitas AB, Class B	12,200	187,985

Skandinaviska Enskilda Banken AB, Class A(2)	91,100	991,121

Skanska AB, Class B	9,000	232,560

Stillfront Group AB(2)	9,000	95,479

Svenska Cellulosa AB SCA, Class B(2)	71,064	1,251,782

Svenska Handelsbanken AB, Class A(2)	82,000	817,457

Swedish Orphan Biovitrum AB(2)	22,039	416,126

Tele2 AB, Class B	46,720	644,775

Telefonaktiebolaget LM Ericsson, Class B	140,700	1,771,616

Telia Co. AB	130,400	571,450

Tethys Oil AB	12,500	77,759

Tobii AB(2)	23,500	150,315

Trelleborg AB, Class B(2)	13,600	307,595

Vitrolife AB(2)	11,800	311,866

Volvo AB, Class B(2)	22,095	544,391

Wallenstam AB, Class B	24,800	377,587

Wihlborgs Fastigheter AB	18,900	388,131

		$30,292,221

Switzerland — 9.0%

Adecco Group AG	12,870	$803,929

Allreal Holding AG	2,088	454,850

ALSO Holding AG	2,411	647,180

Baloise Holding AG	3,668	614,249

Banque Cantonale Vaudoise	4,280	452,876

Belimo Holding AG	59	454,675

BKW AG	2,892	330,343

Cembra Money Bank AG	3,380	367,227

Cie Financiere Richemont S.A.	67,396	6,260,012

Clariant AG	14,579	309,745

Comet Holding AG	3,411	779,161

DKSH Holding AG	6,642	534,187

dormakaba Holding AG	591	354,209

Dufry AG(1)(2)	7,593	408,243

Ems-Chemie Holding AG	1,460	1,377,071

Flughafen Zurich AG(2)	2,182	359,535

Security	Shares	Value

Switzerland (continued)

Forbo Holding AG	376	$640,198

Galenica AG(3)	5,783	381,996

Geberit AG	2,318	1,418,771

Givaudan S.A.	710	2,860,428

Gurit Holding AG	178	523,110

Helvetia Holding AG	4,114	412,085

Huber+Suhner AG	3,060	252,052

Inficon Holding AG	575	623,508

Intershop Holding AG	234	157,462

Kuehne & Nagel International AG	3,878	882,462

Landis+Gyr Group AG(2)	3,118	229,711

LEM Holding S.A.	200	409,042

Logitech International S.A.	24,583	2,553,153

Nestle S.A.	71,495	8,014,345

Novartis AG	36,345	3,290,862

Partners Group Holding AG	914	1,079,243

PSP Swiss Property AG	7,028	899,153

Roche Holding AG PC	10,316	3,560,173

Roche Holding AG, Bearer Shares	1,080	380,512

Schindler Holding AG	1,944	511,383

Schindler Holding AG PC	2,895	764,061

Schweiter Technologies AG	220	380,444

SGS S.A., Class R	348	1,055,482

SIG Combibloc Group AG	14,131	335,397

Sika AG	11,917	3,242,755

Softwareone Holding AG(2)	14,221	444,071

Sonova Holding AG(2)	2,027	488,991

Stadler Rail AG(1)	7,634	381,386

Swatch Group AG (The)	3,859	1,111,590

Swiss Life Holding AG	1,733	790,170

Swiss Prime Site AG	11,100	1,078,829

Swiss Re AG	13,276	1,170,435

Swisscom AG	4,086	2,223,922

Valiant Holding AG	3,200	306,114

Valora Holding AG(2)	1,474	281,909

Vontobel Holding AG	5,350	432,250

Zurich Insurance Group AG	5,566	2,225,546

		$60,300,493

United Kingdom — 8.8%

3i Group PLC	23,056	$349,379

Admiral Group PLC	5,900	232,524

Aggreko PLC	23,600	187,185

Assura PLC	231,800	229,556

AstraZeneca PLC	33,000	3,366,368

Atlantica Sustainable Infrastructure PLC	3,300	136,455

18	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)

Auto Trader Group PLC(3)	65,800	$507,290

Avast PLC(3)	59,900	386,219

Aveva Group PLC	5,400	267,998

Aviva PLC	80,319	367,386

B&M European Value Retail S.A.	40,600	296,765

BAE Systems PLC	53,000	334,415

Barclays PLC(2)	236,832	432,028

Barratt Developments PLC(2)	31,795	276,900

Bellway PLC	5,400	203,099

Berkeley Group Holdings PLC	4,400	251,633

BHP Group PLC	59,700	1,636,098

Big Yellow Group PLC	13,089	197,512

BMO Commercial Property Trust	89,046	95,028

BP PLC	709,300	2,635,726

Britvic PLC	19,000	193,354

BT Group PLC	536,600	920,093

Bunzl PLC	6,100	195,808

Capita PLC(2)	45,100	21,505

Centamin PLC	159,300	249,312

Civitas Social Housing PLC	80,000	117,922

Coca-Cola European Partners PLC	18,400	855,048

Compass Group PLC(2)	48,700	869,917

Computacenter PLC	8,800	281,710

Countryside Properties PLC(2)(3)	32,015	188,461

Croda International PLC	5,987	514,395

Daily Mail & General Trust PLC, Class A	24,002	252,178

Derwent London PLC	8,000	346,293

Diageo PLC	31,400	1,260,621

Diploma PLC	3,800	120,075

Direct Line Insurance Group PLC	42,288	173,565

Domino’s Pizza Group PLC	39,048	175,664

easyJet PLC	18,400	182,217

Elementis PLC(2)	58,068	87,507

Endava PLC ADR(2)	3,200	252,992

Equiniti Group PLC(2)(3)	48,600	77,390

Essentra PLC(2)	29,000	114,285

Experian PLC	14,700	513,803

FDM Group Holdings PLC	10,700	146,336

Ferguson PLC	3,745	434,827

FirstGroup PLC(2)	104,625	102,426

Fresnillo PLC	32,200	433,885

Games Workshop Group PLC	1,807	254,986

GlaxoSmithKline PLC	72,400	1,344,562

Great Portland Estates PLC	23,683	210,954

Greggs PLC(2)	7,435	210,668

Halma PLC	33,980	1,145,337

Security	Shares	Value

United Kingdom (continued)

Hill & Smith Holdings PLC	9,718	$179,383

Hiscox, Ltd.(2)	11,000	140,305

HomeServe PLC	10,900	155,388

Howden Joinery Group PLC(2)	23,000	210,885

HSBC Holdings PLC(2)	268,700	1,406,001

Ibstock PLC(2)(3)	66,300	186,934

IG Group Holdings PLC	14,640	150,032

Imperial Brands PLC	25,000	501,790

Inchcape PLC(2)	19,600	177,642

InterContinental Hotels Group PLC(2)	6,175	380,424

Intermediate Capital Group PLC	8,334	193,301

Intertek Group PLC	4,100	308,784

IWG PLC(2)	64,800	276,966

John Laing Group PLC(3)	15,800	68,270

Land Securities Group PLC	51,600	432,036

Lloyds Banking Group PLC(2)	1,173,520	526,595

London Stock Exchange Group PLC	4,413	523,889

LondonMetric Property PLC	90,700	282,301

LXI REIT PLC	62,400	106,465

M&G PLC	55,100	132,188

Manchester United PLC, Class A(1)	9,700	139,777

Marks & Spencer Group PLC(2)	83,100	160,500

Marshalls PLC(2)	23,600	209,495

Meggitt PLC(2)	24,500	132,486

Mondi PLC	19,940	469,585

Moneysupermarket.com Group PLC	34,300	125,109

National Express Group PLC(2)	54,600	186,621

National Grid PLC	198,500	2,305,715

Natwest Group PLC(2)	146,005	293,130

NCC Group PLC	72,058	243,061

Next PLC(2)	3,900	411,738

Nomad Foods, Ltd.(2)	11,900	298,690

Pearson PLC(1)	61,614	682,627

Pennon Group PLC	48,800	623,155

Persimmon PLC	9,800	341,123

Phoenix Group Holdings PLC	17,800	164,040

Primary Health Properties PLC	90,643	179,857

QinetiQ Group PLC	19,500	80,082

Reckitt Benckiser Group PLC	11,400	966,474

Redrow PLC(2)	21,200	152,236

RELX PLC	29,880	739,783

Rentokil Initial PLC(2)	39,000	264,686

Rightmove PLC(2)	66,300	542,718

Rio Tinto PLC	27,400	2,078,759

Royal Dutch Shell PLC, Class A	150,900	2,792,298

Royal Mail PLC(2)	29,400	162,419

19	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)

RSA Insurance Group PLC	28,100	$259,055

Safestore Holdings PLC	19,133	211,844

Sage Group PLC (The)	100,200	806,813

Segro PLC	83,400	1,085,407

Serco Group PLC(2)	78,000	124,601

Severn Trent PLC	24,400	771,356

Shaftesbury PLC(1)(2)	20,508	156,540

Signature Aviation PLC(2)	29,360	164,950

Softcat PLC	18,500	380,938

Spirax-Sarco Engineering PLC	1,720	260,047

Spirent Communications PLC	89,600	291,611

SSP Group PLC	21,800	86,229

St. Modwen Properties PLC	12,396	65,661

Standard Life Aberdeen PLC	48,718	200,555

Tate & Lyle PLC	32,900	309,873

Taylor Wimpey PLC(2)	90,000	179,624

Travis Perkins PLC(2)	9,000	165,621

Tritax Big Box REIT PLC	152,000	382,799

UK Commercial Property REIT, Ltd.	77,300	68,943

Unilever PLC(5)	17,280	1,006,649

Unilever PLC(5)	25,541	1,484,673

UNITE Group PLC (The)(2)	33,800	443,305

United Utilities Group PLC	65,000	819,312

Vistry Group PLC(2)	14,949	172,157

Vodafone Group PLC	1,379,000	2,354,985

WH Smith PLC	11,648	243,227

Whitbread PLC(2)	7,267	276,168

WM Morrison Supermarkets PLC	148,000	362,954

		$58,859,300

Total Common Stocks (identified cost $557,253,032)		$660,144,565

Rights (2) — 0.0%
Security	Shares	Value

BUWOG AG(4)	3,930	$0

Total Rights (identified cost $0)		$0

Warrants (2) — 0.0%
Security	Shares	Value

Ezion Holdings, Ltd., Exp. 4/16/23, Strike SGD 0.2763(4)	135,600	$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 2.5%
Description	Units/Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(6)	5,041,104	$5,041,104

State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(7)	11,326,945	11,326,945

Total Short-Term Investments (identified cost $16,368,049)		$16,368,049

Total Investments — 101.2% (identified cost $573,621,081)		$676,512,614

Other Assets, Less Liabilities — (1.2)%		$(7,870,330)

Net Assets — 100.0%		$668,642,284

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at January 31, 2021. The aggregate market value of securities on loan at January 31, 2021 was $32,819,264.

(2)	Non-income producing security.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2021, the aggregate value of these securities is $22,271,508 or 3.3% of the Fund’s net assets.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(5)	Securities are traded on separate exchanges for the same entity.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2021.

(7)	Represents investment of cash collateral received in connection with securities lending.

20	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Portfolio of Investments — continued

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	10.8%	$72,265,193

Industrials	10.5	69,926,046

Consumer Discretionary	10.3	68,636,917

Information Technology	9.8	65,845,840

Materials	9.7	65,166,543

Health Care	9.7	65,078,564

Consumer Staples	9.6	63,978,183

Communication Services	8.4	55,935,431

Real Estate	7.6	51,238,965

Utilities	6.9	45,872,732

Energy	5.4	36,200,151

Short-Term Investments	2.5	16,368,049

Total Investments	101.2%	$676,512,614

Abbreviations:

ADR	–	American Depositary Receipt

CDI	–	CHESS Depositary Interest

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

Currency Abbreviations:

SGD	–	Singapore Dollar

21	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Statement of Assets and Liabilities

Assets	January 31, 2021

Unaffiliated investments, at value including $32,819,264 of securities on loan (identified cost, $568,579,977)	$671,471,510

Affiliated investment, at value (identified cost, $5,041,104)	5,041,104

Foreign currency, at value (identified cost, $2,169,715)	2,178,166

Dividends receivable	382,358

Dividends receivable from affiliated investment	156

Receivable for investments sold	325,000

Receivable for Fund shares sold	1,529,764

Securities lending income receivable	74,693

Tax reclaims receivable	948,406

Receivable from affiliates	61,438

Total assets	$682,012,595

Liabilities

Collateral for securities loaned	$11,326,945

Payable for investments purchased	85,069

Payable for Fund shares redeemed	1,394,725

Payable to affiliates:

Investment adviser and administration fee	232,467

Distribution and service fees	26,759

Accrued expenses	304,346

Total liabilities	$13,370,311

Net Assets	$668,642,284

Sources of Net Assets

Paid-in capital	$572,243,122

Distributable earnings	96,399,162

Total	$668,642,284

Class A Shares

Net Assets	$113,340,044

Shares Outstanding	7,609,346

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.89

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$15.80

Institutional Class Shares

Net Assets	$400,149,381

Shares Outstanding	26,718,540

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.98

Class R Shares

Net Assets	$5,081,797

Shares Outstanding	343,626

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.79

Class R6 Shares

Net Assets	$150,071,062

Shares Outstanding	10,029,147

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.96

On sales of $50,000 or more, the offering price of Class A shares is reduced.

22	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Statement of Operations

Investment Income	Year Ended January 31, 2021

Dividends (net of foreign taxes, $1,410,106)	$13,193,246

Non-cash dividends	797,896

Dividends from affiliated investment	13,172

Securities lending income, net	684,484

Total investment income	$14,688,798

Expenses

Investment adviser and administration fee	$2,252,538

Distribution and service fees

Class A	263,364

Class R	21,126

Trustees’ fees and expenses	31,866

Custodian fee	269,903

Transfer and dividend disbursing agent fees	352,936

Legal and accounting services	63,770

Printing and postage	49,542

Registration fees	90,548

Miscellaneous	60,240

Total expenses	$3,455,833

Deduct —

Allocation of expenses to affiliates	$381,495

Total expense reductions	$381,495

Net expenses	$3,074,338

Net investment income	$11,614,460

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $15,009)	$(1,494,806)

Investment transactions — affiliated investment	3,064

Foreign currency transactions	(7,335)

Net realized loss	$(1,499,077)

Change in unrealized appreciation (depreciation) —

Investments	$48,234,634

Foreign currency	76,900

Net change in unrealized appreciation (depreciation)	$48,311,534

Net realized and unrealized gain	$46,812,457

Net increase in net assets from operations	$58,426,917

23	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$11,614,460	$10,243,297

Net realized gain (loss)	(1,499,077)	1,608,485

Net change in unrealized appreciation (depreciation)	48,311,534	35,714,204

Net increase in net assets from operations	$58,426,917	$47,565,986

Distributions to shareholders —

Class A	$(1,549,610)	$(2,323,594)

Institutional Class	(6,125,067)	(8,604,172)

Class R	(64,563)	(79,368)

Class R6	(2,442,274)	(3,166,819)

Total distributions to shareholders	$(10,181,514)	$(14,173,953)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$44,397,162	$58,029,682

Institutional Class	139,733,312	239,503,303

Class R	1,563,824	1,962,624

Class R6	68,788,701	66,622,968

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,543,298	2,173,207

Institutional Class	5,899,391	8,190,266

Class R	64,560	79,363

Class R6	2,442,274	3,166,819

Cost of shares redeemed

Class A	(47,308,228)	(27,691,982)

Institutional Class	(130,778,358)	(58,370,463)

Class R	(794,029)	(480,749)

Class R6	(44,347,344)	(56,859,037)

Net increase in net assets from Fund share transactions	$41,204,563	$236,326,001

Net increase in net assets	$89,449,966	$269,718,034

Net Assets

At beginning of year	$579,192,318	$309,474,284

At end of year	$668,642,284	$579,192,318

24	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Financial Highlights

	Class A

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.670	$12.560	$14.350	$11.570	$10.750

Income (Loss) From Operations

Net investment income(1)	$0.249	$0.298	$0.301	$0.272	$0.198

Net realized and unrealized gain (loss)	1.175	1.144	(1.700)	2.869	0.810

Total income (loss) from operations	$1.424	$1.442	$(1.399)	$3.141	$1.008

Less Distributions

From net investment income	$(0.195)	$(0.277)	$(0.211)	$(0.361)	$(0.178)

From net realized gain	(0.009)	(0.055)	(0.180)	—	(0.010)

Total distributions	$(0.204)	$(0.332)	$(0.391)	$(0.361)	$(0.188)

Net asset value — End of year	$14.890	$13.670	$12.560	$14.350	$11.570

Total Return(2)(3)	10.35%	11.53%	(9.73)%	27.29%	9.55%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$113,340	$103,801	$65,056	$59,858	$34,386

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.75%	0.75%	0.75%	0.75%	0.84%

Net investment income	1.90%	2.24%	2.27%	2.06%	1.75%

Portfolio Turnover	16%	27%	30%	36%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.11%, 0.11% and 0.23% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

25	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Financial Highlights — continued

	Institutional Class

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.740	$12.610	$14.410	$11.610	$10.770

Income (Loss) From Operations

Net investment income(1)	$0.279	$0.297	$0.310	$0.312	$0.257

Net realized and unrealized gain (loss)	1.196	1.194	(1.689)	2.874	0.788

Total income (loss) from operations	$1.475	$1.491	$(1.379)	$3.186	$1.045

Less Distributions

From net investment income	$(0.226)	$(0.306)	$(0.241)	$(0.386)	$(0.195)

From net realized gain	(0.009)	(0.055)	(0.180)	—	(0.010)

Total distributions	$(0.235)	$(0.361)	$(0.421)	$(0.386)	$(0.205)

Net asset value — End of year	$14.980	$13.740	$12.610	$14.410	$11.610

Total Return(2)(3)	10.75%	11.79%	(9.53)%	27.60%	9.78%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$400,149	$359,605	$151,107	$86,446	$55,324

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.50%	0.50%	0.50%	0.50%	0.60%

Net investment income	2.11%	2.21%	2.35%	2.36%	2.26%

Portfolio Turnover	16%	27%	30%	36%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.11%, 0.11% and 0.24% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

26	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Financial Highlights — continued

	Class R

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.590	$12.490	$14.290	$11.530	$10.740

Income (Loss) From Operations

Net investment income(1)	$0.204	$0.237	$0.231	$0.259	$0.064

Net realized and unrealized gain (loss)	1.180	1.172	(1.657)	2.827	0.919

Total income (loss) from operations	$1.384	$1.409	$(1.426)	$3.086	$0.983

Less Distributions

From net investment income	$(0.175)	$(0.254)	$(0.194)	$(0.326)	$(0.183)

From net realized gain	(0.009)	(0.055)	(0.180)	—	(0.010)

Total distributions	$(0.184)	$(0.309)	$(0.374)	$(0.326)	$(0.193)

Net asset value — End of year	$14.790	$13.590	$12.490	$14.290	$11.530

Total Return(2)(3)	10.20%	11.25%	(9.96)%	26.90%	9.22%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,082	$3,713	$1,939	$1,167	$786

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.00%	1.00%	1.00%	1.00%	1.04%

Net investment income	1.55%	1.79%	1.77%	1.98%	0.56%

Portfolio Turnover	16%	27%	30%	36%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.11%, 0.11% and 0.19% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

27	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$13.730	$12.600	$14.410	$11.610	$10.770

Income (Loss) From Operations

Net investment income(1)	$0.275	$0.342	$0.363	$0.319	$0.267

Net realized and unrealized gain (loss)	1.198	1.155	(1.746)	2.875	0.780

Total income (loss) from operations	$1.473	$1.497	$(1.383)	$3.194	$1.047

Less Distributions

From net investment income	$(0.234)	$(0.312)	$(0.247)	$(0.394)	$(0.197)

From net realized gain	(0.009)	(0.055)	(0.180)	—	(0.010)

Total distributions	$(0.243)	$(0.367)	$(0.427)	$(0.394)	$(0.207)

Net asset value — End of year	$14.960	$13.730	$12.600	$14.410	$11.610

Total Return(2)(3)	10.75%	11.85%	(9.56)%	27.67%	9.79%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$150,071	$112,074	$91,371	$109,225	$84,858

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.47%	0.47%	0.47%	0.47%	0.58%

Net investment income	2.07%	2.56%	2.72%	2.42%	2.34%

Portfolio Turnover	16%	27%	30%	36%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.11%, 0.11% and 0.25% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

28	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Parametric International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares are offered at net asset value to shareholders who owned Investor Class shares which were redesignated as Class A shares on January 15, 2020, and only for such shareholders’ accounts established prior to such date. Institutional Class, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

29

Parametric

International Equity Fund

January 31, 2021

Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of January 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31,
	2021	2020

Ordinary income	$9,972,146	$12,464,313

Long-term capital gains	$209,368	$1,709,640

During the year ended January 31, 2021, distributable earnings was decreased by $1,248,407 and paid-in capital was increased by $1,248,407 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

30

Parametric

International Equity Fund

January 31, 2021

Notes to Financial Statements — continued

As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,485,913

Deferred capital losses	$(591,703)

Net unrealized appreciation	$95,504,952

At January 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $591,703 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2021, $591,703 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$581,084,555

Gross unrealized appreciation	$132,424,490

Gross unrealized depreciation	(36,996,431)

Net unrealized appreciation	$95,428,059

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreements between the Fund and EVM, the fee is computed at an annual rate of 0.40% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended January 31, 2021, the investment adviser and administration fee amounted to $2,252,538 or 0.40% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.75%, 0.50%, 1.00% and 0.47% of the Fund’s average daily net assets for Class A, Institutional Class, Class R and Class R6, respectively. This agreement may be changed or terminated after May 31, 2021. Pursuant to this agreement, EVM and Parametric were allocated $381,495 in total of the Fund’s operating expenses for the year ended January 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2021, EVM earned $17,458 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $16 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2021. EVD also received distribution and service fees from Class A and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

31

Parametric

International Equity Fund

January 31, 2021

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2021 amounted to $263,364 for Class A shares.

The Fund also has in effect a distribution plan for Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended January 31, 2021, the Fund paid or accrued to EVD $10,563 for Class R shares.

Pursuant to the Class R Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2021 amounted to $10,563 for Class R shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2021, the Fund was informed that EVD received approximately $300 of CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $128,211,799 and $88,965,579, respectively, for the year ended January 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2021	2020

Sales	3,721,595	4,339,952

Issued to shareholders electing to receive payments of distributions in Fund shares	104,777	156,288

Redemptions	(3,807,911)	(2,086,386)

Net increase	18,461	2,409,854

	Year Ended January 31,
Institutional Class	2021	2020

Sales	10,891,613	17,962,909

Issued to shareholders electing to receive payments of distributions in Fund shares	397,595	586,544

Redemptions	(10,741,029)	(4,361,469)

Net increase	548,179	14,187,984

32

Parametric

International Equity Fund

January 31, 2021

Notes to Financial Statements — continued

	Year Ended January 31,
Class R	2021	2020

Sales	125,033	148,954

Issued to shareholders electing to receive payments of distributions in Fund shares	4,415	5,743

Redemptions	(58,975)	(36,765)

Net increase	70,473	117,932

	Year Ended January 31,
Class R6	2021	2020

Sales	5,086,627	4,896,576

Issued to shareholders electing to receive payments of distributions in Fund shares	164,536	226,857

Redemptions	(3,383,215)	(4,211,327)

Net increase	1,867,948	912,106

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2021.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At January 31, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $32,819,264 and $35,375,563, respectively. Collateral received was comprised of cash of $11,326,945 and U.S. government and/or agencies securities of $24,048,618. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

33

Parametric

International Equity Fund

January 31, 2021

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of January 31, 2021.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$11,326,945	$—	$—	$—	$11,326,945

The carrying amount of the liability for collateral for securities loaned at January 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at January 31, 2021.

10  Investments in Affiliated Funds

At January 31, 2021, the value of the Fund’s investment in affiliated funds was $5,041,104, which represents 0.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended January 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$2,163,390	$127,361,455	$(124,486,805)	$3,064	$—	$5,041,104	$13,172	5,041,104

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Asia/Pacific	$3,977,313	$198,045,950		$0	$202,023,263

Developed Europe	8,220,191	434,631,656		0	442,851,847

Developed Middle East	2,456,589	12,812,866		—	15,269,455

Total Common Stocks	$14,654,093	$645,490,472	**	$0	$660,144,565

34

Parametric

International Equity Fund

January 31, 2021

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3*	Total

Rights	$—	$—	$0	$0

Warrants	—	—	0	0

Short-Term Investments	11,326,945	5,041,104	—	16,368,049

Total Investments	$25,981,038	$650,531,576	$0	$676,512,614

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended January 31, 2021 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. Trading in certain foreign markets is also subject to liquidity risk. Political events in foreign countries may cause market disruptions.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory and administrative agreement and a new sub-advisory agreement. The new investment advisory and administrative agreement and new sub-advisory agreement were approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

35

Parametric

International Equity Fund

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Parametric

International Equity Fund

January 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended January 31, 2021, the Fund designates approximately $10,070,176, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended January 31, 2021, the Fund paid foreign taxes of $909,442 and recognized foreign source income of $12,099,226.

37

Parametric

International Equity Fund

January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric International Equity Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric International Equity Fund	Eaton Vance Management	Parametric Portfolio Associates LLC

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

38

Parametric

International Equity Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

39

Parametric

International Equity Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

40

Parametric

International Equity Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The

41

Parametric

International Equity Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board

42

Parametric

International Equity Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

43

Parametric

International Equity Fund

January 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

44

Parametric

International Equity Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

45

Parametric

International Equity Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4736    1.31.21

Parametric

Volatility Risk Premium - Defensive Fund

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2021

Parametric

Volatility Risk Premium - Defensive Fund

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended January 31, 2021, amid a pandemic driving the swiftest equity drawdown in stock market history — at one point dropping 34% in 23 trading days — the S&P 500® Index subsequently set an all-time high, closing the entire period up 17.25%. Nearly all risk assets exhibited rebounds that erased drawdowns that had occurred during the first quarter of 2020. This volatile time frame highlighted the disconnect between Wall Street and Main Street as economic data was dismal and daily COVID-19 cases grew to pandemic levels.

The U.S. Federal Reserve’s easing monetary policies entered uncharted territory in 2020 in response to the economic downturn as America’s central bank expanded its balance sheet to over $7 trillion. Against that backdrop, U.S. 10-Year Treasurys traded below 0.5% in March, before closing the period at approximately 1%. After widening sharply during the first-quarter chaos, credit spreads declined back to pre-pandemic levels by period-end.

While many option portfolios suffered sharp losses during the first quarter of 2020, options pricing countered with the fastest increase ever. The Cboe Volatility Index® set an all-time high at 82.69 during the period, and remained well above long-term averages throughout the period, despite the swift equity recovery.

Fund Performance

For the 12-month period ended January 31, 2021, Parametric Volatility Risk Premium — Defensive Fund (the Fund) returned 4.73% for Institutional Class shares at net asset value (NAV), outperforming its primary benchmark, the Cboe S&P 500 BuyWrite IndexSM (the Index), which returned –1.54%. The Fund underperformed its secondary benchmark — a blended benchmark consisting of 50% S&P 500® Index/50% ICE BofA 3-Month U.S. Treasury Bill Index (the Secondary Index) — which returned 9.46% during the period. The Index is a passive covered call-writing index.

The Fund pursues its objective by investing in a base portfolio generally composed of an approximately equal mix of equity securities and money market instruments, such as Treasury bills. The Fund writes (sells) call and put options on the S&P 500® Index, a broad-based U.S. stock market index, or a substitute for the S&P 500® Index. The written call and put options are intended to harvest the volatility risk premium (VRP). The VRP is the difference between implied volatility and subsequent realized volatility, and is historically positive and uncorrelated with other sources of returns.

The long equity securities held in the Fund are passively managed to reflect the S&P 500® Index, but actively managed to maximize after-tax results. Sampling techniques are used to help mitigate the tax impact on investors, and no capital gains were distributed to Fund investors in 2020. For the period, equities contributed 9.96% to total Fund returns. Treasury bills and cash equivalents contributed approximately 0.49%. Net option returns for written call and put options detracted 4.38% from Fund returns during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Performance2,3

Portfolio Managers Thomas C. Seto, Thomas B. Lee, CFA and Jay Strohmaier, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Institutional Class at NAV	02/09/2017	02/09/2017	4.73%	—	6.57%

Cboe S&P 500 BuyWrite IndexSM	—	—	–1.54%	6.26%	4.18%
S&P 500® Index	—	—	17.25	16.14	14.91
ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.54	1.20	1.41
Blended Index	—	—	9.46	8.75	8.33

% Total Annual Operating Expense Ratio[4]					Institutional Class

					0.48%

Growth of $50,000

This graph shows the change in value of a hypothetical investment of $50,000 in Institutional Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Fund Profile

Common Stock Sector Allocation (% of net assets)

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)5

Apple, Inc.	3.5%

Microsoft Corp.	2.9

Amazon.com, Inc.	2.2

Facebook, Inc., Class A	1.1

Alphabet, Inc., Class C	0.9

Alphabet, Inc., Class A	0.9

Tesla, Inc.	0.9

Berkshire Hathaway, Inc., Class B	0.8

Johnson & Johnson	0.8

JPMorgan Chase & Co.	0.7

Total	14.7%

See Endnotes and Additional Disclosures in this report.

4

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Cboe S&P 500 BuyWrite IndexSM measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 50% S&P 500® Index and 50% ICE BofA 3-Month U.S. Treasury Bill Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Institutional Class shares are offered at net asset value (NAV). Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Depictions do not reflect the Fund’s option positions. Excludes short-term investments.

Fund profile subject to change due to active management.

Additional Information

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Cboe Volatility Index® tracks the implied volatilities of a wide range of S&P 500® Index options.

Important Notice to Shareholders

Effective April 1, 2021, the portfolio management team for the Fund will be Thomas C. Seto, Thomas B. Lee and Alex Zweber.

5

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)	Annualized Expense Ratio

Actual
Institutional Class	$1,000.00	$1,089.30	$2.47	0.47%

Hypothetical
(5% return per year before expenses)
Institutional Class	$1,000.00	$1,022.80	$2.39	0.47%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

6

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Portfolio of Investments

Common Stocks — 49.1%
Security	Shares	Value

Aerospace & Defense — 0.5%

Boeing Co. (The)	4,195	$814,627

Huntington Ingalls Industries, Inc.	7,410	1,165,815

L3Harris Technologies, Inc.	10,720	1,838,587

Raytheon Technologies Corp.	18,120	1,209,148

		$5,028,177

Air Freight & Logistics — 0.2%

Expeditors International of Washington, Inc.	16,774	$1,501,609

United Parcel Service, Inc., Class B	2,162	335,110

		$1,836,719

Airlines — 0.2%

Alaska Air Group, Inc.	26,965	$1,316,701

American Airlines Group, Inc.(1)	36,250	622,412

		$1,939,113

Auto Components — 0.1%

BorgWarner, Inc.	31,928	$1,340,657

		$1,340,657

Automobiles — 0.9%

Tesla, Inc.(2)	11,347	$9,004,185

		$9,004,185

Banks — 2.1%

Bank of America Corp.	165,149	$4,896,668

Citigroup, Inc.	43,544	2,525,116

Fifth Third Bancorp	30,206	873,859

Huntington Bancshares, Inc.	62,582	827,647

JPMorgan Chase & Co.	60,078	7,730,236

KeyCorp	90,709	1,529,354

People’s United Financial, Inc.	76,589	1,046,206

Regions Financial Corp.	116,292	1,978,127

Wells Fargo & Co.	25,203	753,066

		$22,160,279

Beverages — 0.9%

Brown-Forman Corp., Class B	12,544	$899,028

Coca-Cola Co. (The)	80,646	3,883,105

PepsiCo, Inc.	32,236	4,402,471

		$9,184,604

Security	Shares	Value

Biotechnology — 0.7%

AbbVie, Inc.	41,425	$4,245,234

Amgen, Inc.	10,840	2,617,101

		$6,862,335

Building Products — 0.2%

A.O. Smith Corp.	17,325	$940,748

Carrier Global Corp.	30,701	1,181,988

		$2,122,736

Capital Markets — 1.4%

Ameriprise Financial, Inc.	9,372	$1,854,438

Invesco, Ltd.	106,572	2,194,317

MarketAxess Holdings, Inc.	1,987	1,074,490

Morgan Stanley	51,353	3,443,219

Nasdaq, Inc.	11,516	1,557,769

S&P Global, Inc.	7,673	2,432,341

State Street Corp.	24,132	1,689,240

		$14,245,814

Chemicals — 0.7%

CF Industries Holdings, Inc.	13,525	$559,665

FMC Corp.	12,940	1,401,273

Linde PLC	13,488	3,309,955

Sherwin-Williams Co. (The)	3,674	2,541,673

		$7,812,566

Commercial Services & Supplies — 0.1%

Republic Services, Inc.	17,069	$1,545,086

		$1,545,086

Communications Equipment — 0.5%

Arista Networks, Inc.(2)	3,763	$1,157,348

Cisco Systems, Inc.	56,306	2,510,122

F5 Networks, Inc.(2)	7,494	1,468,449

Juniper Networks, Inc.	20,553	501,904

		$5,637,823

Construction & Engineering — 0.2%

Jacobs Engineering Group, Inc.	13,603	$1,373,359

Quanta Services, Inc.	10,835	763,542

		$2,136,901

7	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Consumer Finance — 0.2%

Synchrony Financial	48,420	$1,629,333

		$1,629,333

Containers & Packaging — 0.2%

Avery Dennison Corp.	6,757	$1,019,429

Packaging Corp. of America	6,949	934,362

Sealed Air Corp.	14,789	625,131

		$2,578,922

Distributors — 0.1%

LKQ Corp.(2)	29,388	$1,031,225

		$1,031,225

Diversified Financial Services — 0.8%

Berkshire Hathaway, Inc., Class B(2)	37,878	$8,631,260

		$8,631,260

Diversified Telecommunication Services — 0.6%

AT&T, Inc.	68,060	$1,948,558

Verizon Communications, Inc.	88,271	4,832,837

		$6,781,395

Electric Utilities — 0.8%

Alliant Energy Corp.	27,469	$1,336,367

Entergy Corp.	12,589	1,200,109

Evergy, Inc.	25,626	1,376,885

FirstEnergy Corp.	8,233	253,247

NextEra Energy, Inc.	48,023	3,883,620

		$8,050,228

Electrical Equipment — 0.3%

Eaton Corp. PLC	23,530	$2,769,481

		$2,769,481

Electronic Equipment, Instruments & Components — 0.3%

FLIR Systems, Inc.	19,164	$997,486

TE Connectivity, Ltd.	15,672	1,886,909

		$2,884,395

Energy Equipment & Services — 0.0%(3)

NOV, Inc.	26,722	$330,818

		$330,818

Security	Shares	Value

Entertainment — 1.0%

Netflix, Inc.(2)	7,595	$4,043,502

Walt Disney Co. (The)(2)	37,119	6,242,302

		$10,285,804

Equity Real Estate Investment Trusts (REITs) — 1.1%

Alexandria Real Estate Equities, Inc.	7,796	$1,302,790

American Tower Corp.	8,727	1,984,171

Duke Realty Corp.	28,306	1,119,785

Equity Residential	26,176	1,613,489

Extra Space Storage, Inc.	12,455	1,417,254

Healthpeak Properties, Inc.	54,054	1,602,701

Mid-America Apartment Communities, Inc.	12,456	1,653,534

Public Storage	5,646	1,285,142

		$11,978,866

Food & Staples Retailing — 0.8%

Costco Wholesale Corp.	9,170	$3,231,783

Kroger Co. (The)	23,992	827,724

Walmart, Inc.	31,758	4,461,682

		$8,521,189

Food Products — 0.4%

Campbell Soup Co.	12,740	$612,922

Conagra Brands, Inc.	39,326	1,360,680

Hormel Foods Corp.	15,841	742,309

McCormick & Co., Inc.	15,832	1,417,597

		$4,133,508

Health Care Equipment & Supplies — 2.0%

Abbott Laboratories	40,952	$5,061,258

Boston Scientific Corp.(2)	28,504	1,010,182

Cooper Cos., Inc. (The)	4,414	1,606,873

Danaher Corp.	18,205	4,329,877

DENTSPLY SIRONA, Inc.	17,799	952,068

IDEXX Laboratories, Inc.(2)	4,146	1,984,607

Intuitive Surgical, Inc.(2)	3,436	2,568,891

Medtronic PLC	33,210	3,697,269

		$21,211,025

Health Care Providers & Services — 1.1%

AmerisourceBergen Corp.	8,818	$918,836

DaVita, Inc.(2)	16,015	1,879,681

Quest Diagnostics, Inc.	11,628	1,501,756

UnitedHealth Group, Inc.	20,771	6,928,790

8	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)

Universal Health Services, Inc., Class B	6,456	$804,934

		$12,033,997

Hotels, Restaurants & Leisure — 0.8%

Carnival Corp.	61,777	$1,153,377

McDonald’s Corp.	14,017	2,913,293

Royal Caribbean Cruises, Ltd.	7,286	473,590

Starbucks Corp.	28,890	2,796,841

Wynn Resorts, Ltd.	9,982	993,508

		$8,330,609

Household Durables — 0.3%

Leggett & Platt, Inc.	25,899	$1,061,859

Lennar Corp., Class A	21,924	1,822,981

		$2,884,840

Household Products — 0.8%

Clorox Co. (The)	7,282	$1,525,288

Procter & Gamble Co. (The)	50,222	6,438,962

		$7,964,250

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	19,531	$3,815,771

		$3,815,771

Insurance — 0.7%

Arthur J. Gallagher & Co.	13,928	$1,607,431

Assurant, Inc.	8,078	1,094,327

Everest Re Group, Ltd.	4,315	910,810

Globe Life, Inc.	13,114	1,185,374

Progressive Corp. (The)	18,233	1,589,735

Unum Group	59,356	1,378,840

		$7,766,517

Interactive Media & Services — 2.9%

Alphabet, Inc., Class A(2)	5,097	$9,314,054

Alphabet, Inc., Class C(2)	5,349	9,819,373

Facebook, Inc., Class A(2)	42,323	10,933,301

		$30,066,728

Internet & Direct Marketing Retail — 2.4%

Amazon.com, Inc.(2)	7,285	$23,357,167

eBay, Inc.	14,642	827,420

Expedia Group, Inc.	10,474	1,299,823

		$25,484,410

Security	Shares	Value

IT Services — 2.5%

Accenture PLC, Class A	15,413	$3,728,713

Global Payments, Inc.	8,666	1,529,722

International Business Machines Corp.	10,362	1,234,218

Mastercard, Inc., Class A	18,122	5,731,807

PayPal Holdings, Inc.(2)	27,789	6,511,241

Visa, Inc., Class A	34,419	6,651,472

Western Union Co. (The)	34,757	774,038

		$26,161,211

Life Sciences Tools & Services — 0.8%

IQVIA Holdings, Inc.(2)	10,609	$1,886,280

Thermo Fisher Scientific, Inc.	10,530	5,367,141

Waters Corp.(2)	6,071	1,606,812

		$8,860,233

Machinery — 0.7%

Flowserve Corp.	18,592	$661,132

IDEX Corp.	7,570	1,409,458

PACCAR, Inc.	20,593	1,878,494

Stanley Black & Decker, Inc.	10,057	1,744,789

Westinghouse Air Brake Technologies Corp.	20,340	1,509,431

		$7,203,304

Media — 0.8%

Comcast Corp., Class A	73,770	$3,656,779

Discovery, Inc., Class A(1)(2)	27,746	1,149,239

DISH Network Corp., Class A(2)	17,017	493,833

Fox Corp., Class B	9,291	277,708

ViacomCBS, Inc., Class B	51,547	2,500,030

		$8,077,589

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	98,237	$2,643,558

		$2,643,558

Multi-Utilities — 0.4%

CMS Energy Corp.	26,920	$1,531,210

Dominion Energy, Inc.	15,714	1,145,393

WEC Energy Group, Inc.	17,811	1,583,398

		$4,260,001

Multiline Retail — 0.1%

Kohl’s Corp.	32,738	$1,442,436

		$1,442,436

9	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 1.1%

Apache Corp.	43,582	$622,351

Chevron Corp.	32,932	2,805,806

Devon Energy Corp.	45,847	754,642

EOG Resources, Inc.	28,002	1,426,982

Exxon Mobil Corp.	64,478	2,891,193

HollyFrontier Corp.	39,132	1,113,697

Marathon Oil Corp.	122,678	888,189

ONEOK, Inc.	23,516	936,642

		$11,439,502

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	49,328	$3,030,219

Eli Lilly & Co.	15,663	3,257,434

Johnson & Johnson	51,461	8,394,833

Merck & Co., Inc.	52,464	4,043,400

Pfizer, Inc.	94,364	3,387,668

Viatris, Inc.(2)	6,113	103,860

		$22,217,414

Professional Services — 0.2%

Verisk Analytics, Inc.	9,226	$1,692,971

		$1,692,971

Road & Rail — 0.5%

J.B. Hunt Transport Services, Inc.	10,244	$1,379,457

Union Pacific Corp.	17,714	3,497,984

		$4,877,441

Semiconductors & Semiconductor Equipment — 2.7%

Broadcom, Inc.	9,769	$4,400,934

Intel Corp.	58,758	3,261,657

KLA Corp.	9,319	2,609,972

NVIDIA Corp.	12,227	6,353,027

Qorvo, Inc.(2)	14,470	2,472,634

QUALCOMM, Inc.	23,952	3,743,219

Teradyne, Inc.	11,352	1,288,225

Texas Instruments, Inc.	25,021	4,145,729

		$28,275,397

Software — 4.4%

Adobe, Inc.(2)	11,333	$5,199,240

Intuit, Inc.	6,767	2,444,443

Microsoft Corp.	130,236	30,209,543

Oracle Corp.	55,883	3,377,010

Security	Shares	Value

Software (continued)

salesforce.com, inc.(2)	21,075	$4,753,677

		$45,983,913

Specialty Retail — 1.1%

Advance Auto Parts, Inc.	8,733	$1,302,440

Home Depot, Inc. (The)	22,409	6,068,805

L Brands, Inc.	26,068	1,062,532

Lowe’s Cos., Inc.	12,417	2,071,776

Ross Stores, Inc.	7,737	861,051

		$11,366,604

Technology Hardware, Storage & Peripherals — 3.6%

Apple, Inc.	275,950	$36,414,362

Western Digital Corp.	16,191	913,658

Xerox Holdings Corp.	20,610	433,428

		$37,761,448

Textiles, Apparel & Luxury Goods — 0.5%

NIKE, Inc., Class B	27,693	$3,699,508

Ralph Lauren Corp.	5,261	531,624

Under Armour, Inc., Class A(2)	27,955	489,213

Under Armour, Inc., Class C(2)	29,952	448,381

		$5,168,726

Tobacco — 0.3%

Philip Morris International, Inc.	39,140	$3,117,501

		$3,117,501

Trading Companies & Distributors — 0.2%

Fastenal Co.	24,668	$1,124,614

W.W. Grainger, Inc.	2,835	1,033,046

		$2,157,660

Water Utilities — 0.1%

American Water Works Co., Inc.	7,694	$1,223,500

		$1,223,500

Total Common Stocks (identified cost $333,030,804)		$513,951,975

10	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Portfolio of Investments — continued

Short-Term Investments — 50.8%

U.S. Treasury Obligations — 50.3%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bills:

0.00%, 2/25/21	$12,870	$12,869,700

0.00%, 3/4/21	26,000	25,999,104

0.00%, 4/22/21	52,500	52,494,750

0.00%, 5/20/21	30,988	30,982,073

0.00%, 6/17/21(4)	42,000	41,990,480

0.00%, 8/12/21(1)(4)	109,700	109,667,822

0.00%, 9/9/21	49,160	49,140,473

0.00%, 10/7/21	33,050	33,034,632

0.00%, 12/2/21	49,000	48,972,553

0.00%, 12/30/21	27,000	26,982,383

		$432,133,970

U.S. Treasury Notes:

1.375%, 4/30/21	$34,500	$34,607,719

2.625%, 5/15/21	16,000	16,116,711

2.75%, 8/15/21	7,750	7,861,829

1.75%, 11/30/21	18,000	18,251,818

2.125%, 12/31/21	17,400	17,724,460

		$94,562,537

Total U.S. Treasury Obligations (identified cost $526,548,713)		$526,696,507

Other — 0.5%
Description	Units/Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(5)	5,138,768	$5,138,768

State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(6)	663,910	663,910

Total Other (identified cost $5,802,678)		$5,802,678

Total Short-Term Investments (identified cost $532,351,391)		$532,499,185

Total Investments — 99.9% (identified cost $865,382,195)		$1,046,451,160

Total Written Options — (0.6)% (premiums received $4,329,506)		$(5,975,688)

Other Assets, Less Liabilities — 0.7%		$6,875,986

Net Assets — 100.0%		$1,047,351,458

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at January 31, 2021. The aggregate market value of securities on loan at January 31, 2021 was $55,644,573.

(2)	Non-income producing security.

(3)	Amount is less than 0.05%.

(4)	Security (or a portion thereof) has been pledged as collateral for written options.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2021.

(6)	Represents investment of cash collateral received in connection with securities lending.

Written Call Options — (0.1)%

Exchange-Traded Options — (0.1)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	115	$42,713,760	$3,855	2/5/21	$(109,135)

S&P 500 Index	100	37,142,400	3,930	2/5/21	(6,750)

S&P 500 Index	115	42,713,760	3,950	2/10/21	(15,813)

S&P 500 Index	115	42,713,760	3,855	2/12/21	(182,505)

S&P 500 Index	115	42,713,760	3,925	2/16/21	(52,325)

S&P 500 Index	115	42,713,760	3,970	2/19/21	(41,400)

S&P 500 Index	115	42,713,760	3,950	2/24/21	(86,250)

Total					$(494,178)

11	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Portfolio of Investments — continued

Written Put Options — (0.5)%

Exchange-Traded Options — (0.5)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	120	$44,570,880	$3,730	2/1/21	$(414,600)

S&P 500 Index	115	42,713,760	3,680	2/3/21	(414,575)

S&P 500 Index	117	43,456,608	3,720	2/3/21	(539,955)

S&P 500 Index	110	40,856,640	3,600	2/5/21	(277,750)

S&P 500 Index	120	44,570,880	3,615	2/5/21	(215,880)

S&P 500 Index	120	44,570,880	3,690	2/8/21	(620,400)

S&P 500 Index	118	43,828,032	3,620	2/10/21	(504,450)

S&P 500 Index	120	44,570,880	3,490	2/12/21	(411,720)

S&P 500 Index	117	43,456,608	3,600	2/16/21	(579,150)

S&P 500 Index	117	43,456,608	3,640	2/19/21	(817,830)

S&P 500 Index	120	44,570,880	3,550	2/24/21	(685,200)

Total					$(5,481,510)

12	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Statement of Assets and Liabilities

Assets	January 31, 2021

Unaffiliated investments, at value including $55,644,573 of securities on loan (identified cost, $860,243,427)	$1,041,312,392

Affiliated investment, at value (identified cost, $5,138,768)	5,138,768

Cash	13,987

Dividends receivable	542,130

Interest receivable	398,026

Dividends receivable from affiliated investment	1,056

Receivable for investments sold	2,756,434

Receivable for premiums on written options	919,240

Receivable for Fund shares sold	5,297,000

Securities lending income receivable	1,316

Total assets	$1,056,380,349

Liabilities

Collateral for securities loaned	$663,910

Written options outstanding, at value (premiums received, $4,329,506)	5,975,688

Payable for closed written options	603,978

Payable for Fund shares redeemed	1,160,458

Payable to affiliate:

Investment adviser and administration fee	356,216

Accrued expenses	268,641

Total liabilities	$9,028,891

Net Assets	$1,047,351,458

Sources of Net Assets

Paid-in capital	$923,949,299

Distributable earnings	123,402,159

Total	$1,047,351,458

Institutional Class Shares

Net Assets	$1,047,351,458

Shares Outstanding	84,411,159

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.41

13	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Statement of Operations

Investment Income	Year Ended January 31, 2021

Dividends	$8,464,654

Dividends from affiliated investment	74,470

Interest	3,771,216

Securities lending income, net	67,548

Total investment income	$12,377,888

Expenses

Investment adviser and administration fee	$3,607,188

Trustees’ fees and expenses	49,208

Custodian fee	263,544

Transfer and dividend disbursing agent fees	181,970

Legal and accounting services	75,730

Printing and postage	14,526

Registration fees	43,662

Miscellaneous	41,511

Total expenses	$4,277,339

Net investment income	$8,100,549

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(17,531,146)

Investment transactions — affiliated investment	(1,063)

Written options	(25,417,876)

Net realized loss	$(42,950,085)

Change in unrealized appreciation (depreciation) —

Investments	$105,254,089

Investments — affiliated investment	(254)

Written options	(807,527)

Net change in unrealized appreciation (depreciation)	$104,446,308

Net realized and unrealized gain	$61,496,223

Net increase in net assets from operations	$69,596,772

14	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$8,100,549	$9,902,143

Net realized loss	(42,950,085)	(1,947,240)

Net change in unrealized appreciation (depreciation)	104,446,308	57,508,857

Net increase in net assets from operations	$69,596,772	$65,463,760

Distributions to shareholders —

Institutional Class	$(7,816,386)	$(8,675,190)

Total distributions to shareholders	$(7,816,386)	$(8,675,190)

Transactions in shares of beneficial interest —

Proceeds from sale of shares	$537,434,530	$336,655,367

Net asset value of shares issued to shareholders in payment of distributions declared	6,364,015	5,698,916

Cost of shares redeemed	(325,348,450)	(71,680,256)

Net increase in net assets from Fund share transactions	$218,450,095	$270,674,027

Net increase in net assets	$280,230,481	$327,462,597

Net Assets

At beginning of year	$767,120,977	$439,658,380

At end of year	$1,047,351,458	$767,120,977

15	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Financial Highlights

	Institutional Class

	Year Ended January 31,			Period Ended January 31, 2018(1)
	2021	2020	2019

Net asset value — Beginning of period	$11.940	$10.830	$11.020	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.103	$0.188	$0.165	$0.104

Net realized and unrealized gain (loss)	0.460	1.069	(0.226)	0.974

Total income (loss) from operations	$0.563	$1.257	$(0.061)	$1.078

Less Distributions

From net investment income	$(0.093)	$(0.147)	$(0.129)	$(0.058)

Total distributions	$(0.093)	$(0.147)	$(0.129)	$(0.058)

Net asset value — End of period	$12.410	$11.940	$10.830	$11.020

Total Return(3)	4.73%	11.62%	(0.55)%	10.79	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,047,351	$767,121	$439,658	$194,591

Ratios (as a percentage of average daily net assets):

Expenses	0.47%	0.48%	0.52%	0.55	%(5)(6)

Net investment income	0.90%	1.64%	1.50%	1.00	%(6)

Portfolio Turnover	69%	21%	55%	26	%(4)

(1)	For the period from the start of business, February 9, 2017, to January 31, 2018.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.08% of average daily net assets for the period ended January 31, 2018). Absent this reimbursement, total return would be lower.

(6)	Annualized.

16	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Volatility Risk Premium - Defensive Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers Institutional Class shares, which are sold at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of January 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

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Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31,
	2021	2020

Ordinary income	$7,816,386	$8,675,190

During the year ended January 31, 2021, distributable earnings was decreased by $840,452 and paid-in capital was increased by $840,452 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$233,838

Deferred capital losses	$(57,607,421)

Net unrealized appreciation	$180,775,742

At January 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $57,607,421 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2021, $39,840,983 are short-term and $17,766,438 are long-term.

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January 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$865,675,418

Gross unrealized appreciation	$181,036,975

Gross unrealized depreciation	(261,233)

Net unrealized appreciation	$180,775,742

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.40% of the Fund’s average daily net assets up to $1 billion, 0.375% on net assets of $1 billion but less than $2.5 billion and at reduced rates on average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended January 31, 2021, the investment adviser and administration fee amounted to $3,607,188 or 0.40% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2021, EVM earned $57,426 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $349,619,144 and $312,948,115, respectively, for the year ended January 31, 2021.

5  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended January 31,
Institutional Class	2021	2020

Sales	48,917,770	29,384,549

Issued to shareholders electing to receive payments of distributions in Fund shares	522,438	481,327

Redemptions	(29,268,917)	(6,211,427)

Net increase	20,171,291	23,654,449

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all

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Notes to Financial Statements — continued

related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2021 is included in the Portfolio of Investments. At January 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund employs a systematic, rules based options strategy of writing call and put options on the S&P 500 Index, that seeks to take advantage of the volatility risk premium (i.e., the tendency for volatility priced into an option to be higher, on average, than the volatility actually experienced on the securities underlying the option). Premiums received from writing options can offset the equity risk premium foregone.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at January 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Written options	$—	$(5,975,688)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended January 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written options	$(25,417,876)	$(807,527)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of written options contracts outstanding during the year ended January 31, 2021, which is indicative of the volume of this derivative type, was 2,237 contracts.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2021.

8  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

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Notes to Financial Statements — continued

At January 31, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $55,644,573 and $56,805,560, respectively. Collateral received was comprised of cash of $663,910 and U.S. government and/or agencies securities of $56,141,650. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of January 31, 2021.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$663,910	$—	$—	$—	$663,910

The carrying amount of the liability for collateral for securities loaned at January 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2021.

9  Investments in Affiliated Funds

At January 31, 2021, the value of the Fund’s investment in affiliated funds was $5,138,768, which represents 0.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended January 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$9,875,469	$503,156,455	$(507,891,839)	$(1,063)	$(254)	$5,138,768	$74,470	5,138,768

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements — continued

At January 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$513,951,975 *	$—	$—	$513,951,975

Short-Term Investments —

U.S. Treasury Obligations	—	526,696,507	—	526,696,507

Other	663,910	5,138,768	—	5,802,678

Total Investments	$514,615,885	$531,835,275	$—	$1,046,451,160

Liability Description

Written Call Options	$(494,178)	$—	$—	$(494,178)

Written Put Options	(5,481,510)	—	—	(5,481,510)

Total	$(5,975,688)	$—	$—	$(5,975,688)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory and administrative agreement and new sub-advisory agreement. The new investment advisory and administrative agreement and new sub-advisory agreement were approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

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January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Volatility Risk Premium - Defensive Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Volatility Risk Premium - Defensive Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, February 9, 2017 to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, February 9, 2017 to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.

Qualified Business Income.  For the fiscal year ended January 31, 2021, the Fund designates $128,943, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended January 31, 2021, the Fund designates approximately $7,687,443, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 89.94% qualifies for the corporate dividends received deduction.

163(j) Interest Dividends.  For the fiscal year ended January 31, 2021, the Fund designates 32.44% of distributions from net investment income as a 163(j) interest dividend.

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January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric Volatility Risk Premium - Defensive Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric Volatility Risk Premium - Defensive Fund	Eaton Vance Management	Parametric Portfolio Associates LLC

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

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Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

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January 31, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

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January 31, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

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January 31, 2021

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

29

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January 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 Trustee	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

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January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

24691    1.31.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner.

Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Fund, Parametric Emerging Markets Fund, Parametric International Equity Fund and Parametric Volatility Risk Premium - Defensive Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal periods ended January 31, 2020 and January 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Emerging Markets Debt Fund
Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$42,900	$44,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,740	$14,330
All Other Fees(3)	$0	$0

Total	$61,640	$58,780

.

Parametric Emerging Markets Fund
Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$81,850	$81,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$35,417	$30,082
All Other Fees(3)	$0	$0

Total	$117,267	$111,932

Parametric International Equity Fund
Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$37,450	$37,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,701	$12,391
All Other Fees(3)	$0	$0

Total	$53,131	$49,841

Parametric Volatility Risk Premium - Defensive Fund
Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$37,550	$37,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,955	$17,170
All Other Fees(3)	$0	$0

Total	$55,505	$54,720

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax/compliance planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	2/28/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21
Audit Fees	$25,850	$98,300	$661,708	$106,700	$156,850	$26,250	$110,800	$719,575	$106,700	$201,300
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$11,190	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719	$60,338	$73,973
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$37,040	$123,068	$1,007,188	$170,178	$225,923	$37,663	$135,748	$980,294	$167,038	$275,273

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax/compliance planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	2/28/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21
Registrant(1)	$11,190	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719	$60,338	$73,973
Eaton Vance(2)	$126,485	$59,903	$59,903	$59,903	$59,903	$59,903	$51,800	$51,800	$150,300	$150,300

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a. “master-feeder” fund structure or funds of funds
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	March 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 22, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	March 22, 2021